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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010

    (Address of principal executive offices)         (Zip code)

Mr. Hal Liebes

 Fred Alger Management, LLC.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSRS for the period ended April 30, 2020, originally filed with the Securities and Exchange Commission on July 2, 2020 (Accession Number 0001104659-20-080376). The sole purpose of this filing is to update the Notes to Financial Statements Note 3 Investment Advisory Fees and Other Transactions with Affiliates “Actual Rate” for the Alger Capital Appreciation Fund, Alger 25 Fund and Alger 35 Fund.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2020 (UNAUDITED)

Table of Contents

The Alger Funds

Shareholders’ Letter	1

Fund Highlights	19

Portfolio Summary	41

Schedules of Investments	43

Statements of Assets and Liabilities	81

Statements of Operations	93

Statements of Changes in Net Assets	99

Financial Highlights	110

Notes to Financial Statements	149

Additional Information	188

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary, contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or your financial intermediary.

Shareholders’ Letter (Unaudited)	April 30, 2020

Dear Shareholders,

Reasons for Optimism Surface as Pandemic Drives Market Volatility

At Alger, we see plenty of reasons for optimism regarding equity investing and the well-being of society as governments seek to curtail the spread of the coronavirus, but we acknowledge that the pandemic will continue to create both personal and economic hardships in the foreseeable future. During the recent months of uncertainty and fear, we have strived to support our shareholders by drawing upon our 55 years of investing experience to seek companies that are best positioned to potentially generate durable earnings growth, and we have shared our insights on managing equities during challenging times to help our clients manage their apprehensions.

In this letter, which discusses the six-month reporting period ended April 30, 2020, I provide additional perspectives on navigating markets during the pandemic and I explain why I believe equities, while continuing to be volatile, may produce additional gains.

A Challenging Time

From the start of the reporting period until February 19 of this year, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus worldwide, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23 the index dropped 33.79%. As countries issued stay-at-home orders and shut down businesses to contain the pandemic, economic data weakened considerably. In the U.S., the Congressional Budget Office eventually predicted that gross domestic product (GDP) will contract at nearly a 40% annual rate in the second quarter of this year and unemployment will climb from a 50-year low to a peak of 16% later this year. With 24% of S&P 500 companies reporting during the last week of the reporting period, FactSet Research estimated that first quarter 2020 earnings would decline 15.8%, the largest drop since the second quarter of 2009.

In March, the Federal Reserve (“the Fed”) responded aggressively to the pandemic by implementing two rate cuts that totaled 150 basis points, bringing the fed funds target rate to ..0% - .25%. The Fed also unveiled a round of quantitative easing that could dwarf prior easing programs while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Hope that the stimulus plans could help mitigate the economic impact of the pandemic caused equities to bounce back and from March 24 until April 30, the S&P 500 Index recorded a 30.8% gain.

As the reporting period drew to a close, various U.S. states and certain countries began to re-open their economies as the rates of new coronavirus cases either stabilized or declined. For the six-month reporting period, the S&P 500 recorded a 3.16% loss. Volatility extended beyond the U.S. with the MSCI Emerging Markets Index declining 10.39% and the MSCI ACWI ex USA Index declining 13.02%. Broadly speaking, companies with strong balance sheets and innovative products that are experiencing growing demand as a result of the pandemic outperformed while “old economy” industries such as energy, manufacturing, brick and mortar retailers and certain travel companies including airlines, cruise ship operators and hotels performed worst.

Keeping Change in Perspective

At Alger, we believe history illustrates that companies with innovative products and services can dominate their industries by disrupting their respective industries and capturing market share. These types of companies can potentially reward investors by growing their earnings despite economic headwinds.

Consider the following examples:

•	The “Spanish Flu” pandemic and recession, which lasted from 1918 to 1919 and claimed 50 million lives. During this period, automobile ownership grew at a double-digit rate.

•	The Great Depression, which lasted from 1929 through 1939. In 1937 Du-Pont introduced neoprene, which is a synthetic rubber. By 1939, every automobile and airplane manufactured in the U.S. included products made with the material. Hewlett-Packard and Polaroid were also born during the Great Depression.

•	The “Asian Flu” pandemic and recession, which occurred in the late 1950s. During this event television ownership increased 12% after the introduction of color TV.

•	The recession of the early 1990s. During this event, personal computer penetration grew.

•	The Global Financial Crisis and Great Recession of 2008. During this event, smartphone subscribers, digital advertising and online retail sales all increased.

Pandemic Hastens Change

Today, internet connected devices, cloud computing, artificial intelligence, the Internet of Things, genetic sciences, medtech and healthcare advances, and other technologies are fostering innovation that is occurring at unprecedented levels. In many instances, the coronavirus pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. During the early months of the pandemic, credit card data showed that overall consumer spending declined substantially as shopping malls closed, but consumers’ online shopping has seen near exponential acceleration while people have been under stay-at-home orders.1 The increased adoption of ecommerce by consumers is comparable to the total growth in adoption that we believe would have occurred over the coming two years without the pandemic. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. This strong growth trend of course benefits large online retailers such as Amazon.com, Inc. but it is also helping smaller retailers who have had the foresight to adopt and even primarily build their businesses online, rather than in physical stores, often using ecommerce software platforms from companies such as Shopify, Square and Hubspot.

The structure and rhythm of the American workplace (and indeed across the globe) may be forever changed as a result of the response to Covid-19. With offices shut down, many businesses have had to immediately expand remote working to the majority, if not all, of their employees. Many lessons will be learned from this mass shift to telecommuting. However, we believe that even after this healthcare crisis passes and offices re-open, there will be a shift in the perception and therefore the use of telecommuting. In particular, for many businesses and for many job roles, we believe both workers and employers are seeing efficiency gains while “working from home” and will adopt more flexible policies in the future to not only allow working from home but perhaps encourage it more broadly and frequently within their future workforce. The use of many of the new technologies that support online collaboration, videoconferencing, and business process management, even as workers are remote, is being tested now on an emergency and broad basis, and the technologies are proving themselves to be largely exceptional in their potential for changing how we work in the future. To support this massive shift, technology needs to not only provide collaborative workstations for employees, but also increased network capacity and security. Nearly every provider of internet bandwidth or data center computing power is reporting significant increases in demand. Additionally, security firms such as CrowdStrike that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage the dialogue. Software company Everbridge, for example, announced during the first quarter of this year that it had processed more than 13 million messages related to the pandemic.

We have long been investors in the healthcare sector, which we view as one of the most dynamic and innovative sectors in the U.S., and indeed, the world. Today, we are seeing the valor of doctors and nurses in New York in particular, Alger’s home for over 55 years, and across the U.S. and the globe. We believe this crisis will bring benefits to healthcare systems worldwide as lessons learned from this pandemic will result in new investment in public health, strengthening our hospitals’ and service providers’ capacity to respond rapidly and flexibly to future crises, and by accelerating investment in innovations from the research lab, to testing and clinical treatments and processes, and finally to the delivery of healthcare services by our doctors and nurses on the frontline of patient care. Early growth trends like telemedicine have already proven critical in this crisis, and after it ends, we believe will have become the new way of delivering healthcare to people in the U.S. – that is a technology trend whose adoption “curve,” we believe, has the potential to go from birth to mainstream potentially faster than any we have seen before.

Going Forward

We believe market volatility will continue in the coming months due to declining earnings and heightened uncertainty. As the quarterly reporting season progressed in April, companies increasingly withdrew their guidance for fiscal year 2020 due to uncertainty regarding the future impacts of the pandemic. Analysts are projecting a substantial decline in earnings for calendar year 2020 but expect earnings growth to resume next year.

We are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets. Unlike most recessions, the current economic slowdown is being driven by a public health crisis rather than structural issues, such as toxic debt built upon a housing bubble that triggered the Global Financial Crisis. Regardless of the timing, we believe investors should take a long-term approach rather than try to time markets. We also think investors will be best served by using in-depth fundamental research to find companies that are gaining market share and producing durable earnings growth with innovative products and services and, more specifically, are able to benefit from the global economic dislocation occurring from the pandemic. Additionally, we believe innovative companies with strong balance sheets that can finance their own growth initiatives rather than rely on leverage may be best positioned to outperform. At Alger, we continue to seek companies that are benefiting from change as we seek to help our valued clients meet their financial needs.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 9.48% for the fiscal six-month period ended April 30, 2020, compared to the 6.09% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples.

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Adobe, Inc.; Apple, Inc.; and NVIDIA Corp. were among the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which ecommerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to the pandemic creating increased demand for Amazon.com’s cloud service, AWS.

Detractors from Performance

The Materials and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Raytheon Company; Aptiv PLC; Boeing Company; Dollar Tree, Inc.; and Cintas Corp. were among the top detractors from performance. Boeing is a leading producer of passenger jets and is a significant U.S. defense contractor. Boeing’s leading proprietary technology has allowed the company to be a stronger exporter of high-value, high-ticket capital goods. Shares of Boeing underperformed early in the reporting period in response to the company struggling to address software-related safety issues that have grounded 737 MAX planes for longer than originally anticipated. Additionally, regulators scrutinized the safety of the product and Boeing announced that it was suspending production of the MAX beginning in January while a resolution to the problem is sought. Boeing’s board of directors also terminated the company’s chief executive officer. More recently, fears that the global pandemic would spark a large decrease in air travel triggered a selloff of Boeing shares that continued through the early portion of March. We sold our position in the company late in the reporting period.

Alger 25 Fund

Class P shares of the Alger 25 Fund generated a 10.30% return during the fiscal six-month period ended April 30, 2020, compared to the -3.16% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The Fund had no exposure to Consumer Staples, Energy or Utilities. The Information Technology and Financials sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; DexCom, Inc.; Adobe Inc.; and NVIDIA Corp. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

Among sectors, the Communication Services and Materials sectors were the largest detractors from performance. Regarding individual positions, Live Nation Entertainment, Inc.; TransDigm Group, Inc.; Pinterest, Inc., Cl. A; Sherwin-Williams Company; and NXP Semiconductors NV were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion, found below.

Alger 35 Fund

Class P shares of the Alger 35 Fund generated a 13.81% return during the fiscal six-month period ended April 30, 2020, compared to the -3.16% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology. The Fund had no exposure to Materials, Utilities or Energy sectors. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; CrowdStrike Holdings, Inc., Cl. A; DexCom, Inc.; and Advanced Micro Devices, Inc. were among the top contributors to performance. Shares of Amazon.com performed strongly in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Communication Services sector was the largest detractor from relative performance. Regarding individual positions, Cintas Corp.; Facebook, Inc., Cl. A; TransDigm Group, Inc.; Luckin Coffee, Inc. Sponsored ADR, Cl. A; and Pinterest, Inc., Cl. A were among the top detractors from performance. TransDigm Group designs, produces and supplies aircraft components in the U.S. and internationally. The company operates through three segments: Power & Control, Airframe, and Non-Aviation. TransDigm had a strong first six weeks of the year with its share price climbing approximately 17% after the company delivered positive results in its early February earnings announcement. However, the subsequent and pervasive slowdown of the U.S. airline industry as a result of the Covid-19 pandemic has weighed particularly heavily across the aviation supply chain, including parts suppliers like TransDigm, and resulting in shares of the company underperforming. Additionally, the announced resumption of 737 “Max-8” production by Boeing could bring new airframes online that will not require significant maintenance as they log initial airframe hours.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned -4.41% for the fiscal six-month period ended April 30, 2020, compared to the -3.16% return of the S&P 500 Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology.

The Information Technology and Utilities sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Apple, Inc.; Amazon. com, Inc.; Eli Lilly and Co.; and UnitedHealth Group, Inc. were among the top contributors to performance. Shares of Amazon.com outperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Consumer Discretionary and Industrials sectors were the most significant detractors from relative performance. Regarding individual positions, JPMorgan Chase & Co.; Boeing Co.; Honeywell International, Inc.; Kohl’s Corp.; and TransDigm Group Inc. were among the most significant detractors from performance. Shares of Boeing underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 3.12% for the fiscal six-month period ended April 30, 2020, compared to the -1.78% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Information Technology. The Healthcare and Financials sectors provided the greatest contributions to relative performance. Regarding individual positions, DexCom, Inc.; CrowdStrike Holdings, Inc., Cl. A; Advanced Micro Devices, Inc.; Teladoc Health, Inc.; and Shopify, Inc., Cl. A were among the top contributors to performance. Teladoc is a global leader in comprehensive virtual healthcare services. Teladoc provides virtual healthcare on both a business-to-business and direct-to-consumer basis and completed approximately 4.1 million telehealth visits in 2019. Teladoc has a global operational scale unmatched in the telemedicine industry, covering more than 450 subspecialties and servicing patients from more than 175 countries around the globe. Following the Covid-19 outbreak, Teladoc has seen an unprecedented surge in demand for its services as patients turn to telemedicine as a means of receiving necessary medical treatment while limiting unnecessary exposure to in-clinic infections. Healthcare regulators have encouraged the adoption of telemedicine and have relaxed reimbursement restrictions for telemedicine visits, further accelerating this demand growth. We believe that the additional demand generated from Covid-19 is helping to accelerate the long-term secular trend toward greater reliance on telemedicine throughout healthcare. Teladoc’s stock price surged in response to the growing demand for its services resulting from Covid-19.

Detractors from Performance

The Industrials and Consumer Staples sectors were among the sectors that detracted from results. Regarding individual positions, Bed Bath & Beyond Inc.; Live Nation Entertainment, Inc.; Middleby Corp.; Cintas Corp.; and TransDigm Group, Inc. were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock that continued through the early portion of March. Investors’ fear materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Alger Mid Cap Focus Fund

Class I shares of the Alger Mid Cap Focus Fund during the fiscal six-month period ended April 30, 2020, generated a 14.30% return compared to the -1.78% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, Information Technology and Healthcare were the largest sector weightings. Healthcare was the largest sector overweighting. The Fund had no exposure to the Materials, Consumer Staples or Utilities sectors and insignificant exposure to the Communication Services and Real Estate sectors. The Healthcare and Financials sectors were the largest contributors to performance. Regarding individual positions, Quidel Corp.; Teladoc Health, Inc.; MarketAxess Holdings, Inc.; DexCom, Inc.; and OraSure Technologies, Inc. were among the top contributors to performance. Quidel develops, manufactures and markets rapid point-of-care diagnostic testing solutions worldwide that are used for infectious disease, cardiovascular, toxicology, women’s health, gastrointestinal diseases and other healthcare areas. Quidel’s diagnostics are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories. Shares of Quidel outperformed during the reporting period in response to the company announcing strong results for the last three months of 2019 and providing strong guidance for this year. Quidel’s results benefitted from a stronger-than-expected 2019-2020 U.S. flu season. Additionally, the performance of Quidel shares benefited from the Covid-19 outbreak because the company’s influenza and other respiratory tests can rule out non-coronavirus causes of a patient’s symptoms. Quidel also has various potential drivers of growth, including a new toxicology panel, a high sensitivity troponin test in Europe for cardiac healthcare and a new Lyme Disease test. Quidel also offers diagnostic test solutions for the ongoing Covid-19 pandemic.

Detractors from Performance

The Real Estate and Energy sectors were among the top detractors from performance. Regarding individual positions, Cantel Medical Corp.; Manhattan Associates, Inc.; Paylocity Holding Corp.; SiteOne Landscape Supply, Inc.; and Waste Connections, Inc. were among the top detractors from performance. Cantel Medical develops and manufactures infection prevention products and services for healthcare. These products include capital equipment, consumables and services for the endoscopy, dental, dialysis and life sciences markets to help prevent the occurrence or spread of infections on a worldwide basis. Shares of Cantel Medical underperformed early in 2020 due to both an announcement that Cantel will not sell its hemodialysis water segment as expected and weaker-than-expected organic growth in its fiscal 2020 second quarter for its endoscopy business, a result of increased competition. Cantel has announced a significant plan (titled “Cantel 2.0”) to improve its operational performance. We believe the initiatives presented in this plan, along with the company’s acquisition of dental product company Hu-Friedy, have positioned the company for improved performance.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a 6.85% return during the fiscal six-month period ended April 30, 2020, compared to the -3.96% return of the Russell 2500 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Information Technology. The Fund had no exposure to Communication Services, Consumer Staples, Materials or Utilities and insignificant exposure to the Energy Sector. The Consumer Discretionary and Information Technology sectors provided the greatest contributions to relative performance. Among individual positions, Insulet Corp. Chegg, Inc.; Dermira, Inc; Nevro Corp.; and Trade Desk, Inc., Cl. A were among the top contributors to performance. Dermira develops and commercializes dermatology drugs. Shares of Dermira had performed strongly as the company’s treatment for the skin disorder dermatitis was placed on a fast track for approval by U.S. regulators. Pursuant to that, discussions among Democratic presidential candidates regarding increased regulation of drug prices contributed to the volatility of Dermira shares. Dermira shares performed strongly early in 2020 in response to Eli Lilly & Co. agreeing in January to acquire the company for $1.1 billion in cash.

Detractors from Performance

The Healthcare and Energy sectors were the largest detractors from relative performance. Regarding individual positions, U.S. Physical Therapy, Inc.; Glaukos Corp; Portola Pharmaceuticals, Inc.; FirstService Corp.; and Ebix, Inc. were among the most significant detractors from performance. U.S. Physical Therapy, through its subsidiaries, operates outpatient physical therapy clinics that provide pre- and post-operative care and treatment for orthopedic-related disorders and sports-related injuries. The company also provides preventative care and rehabilitation of injured workers. With the Covid-19 pandemic, large segments of the U.S. population sheltered in place and maintained “social distancing.” Additionally, large team sporting events were cancelled and individuals with sports injuries deferred diagnosis, treatment and physical rehabilitation, which created a business disruption for the company.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 10.73% for the fiscal six-month period ended April 30, 2020, compared to the -7.62% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials. The Healthcare and Industrials sectors provided the greatest contributions to relative performance.

Regarding individual positions, Quidel Corp.; Shopify, Inc., Cl. A; DexCom, Inc.; Veeva Systems, Inc., Cl. A; and Insulet Corp. were among the top contributors to performance. Shares of Quidel performed strongly in response to developments identified in the Mid Cap Focus Fund discussion.

Detractors from Performance

The Communication Services and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Cantel Medical Corp.; Live Nation Entertainment, Inc.; Bed Bath & Beyond, Inc.; Blackbaud, Inc.; and Shake Shack, Inc., Cl. A were among the most significant detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 8.23% during the fiscal six-month period ended April 30, 2020, compared to the -7.62% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the Healthcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Information Technology. The Fund had no exposure to Energy, Consumer Staples, Communication Services, Real Estate or Utilities. The Industrials and Information Technology sectors were the most important contributors to relative performance.

Regarding individual positions, Quidel Corp.; Everbridge, Inc.; Wingstop, Inc.; Veeva Systems, Inc., Cl. A; and Repligen Corp. were among the most significant contributors to performance. Shares of Quidel performed strongly in response to developments identified in the Mid Cap Focus Fund discussion.

Detractors from Performance

The Healthcare sector was the most significant detractor from performance. Regarding individual positions, Cantel Medical Corp.; Glaukos Corp; Blackbaud, Inc.; PROS Holdings, Inc.; and FLIR Systems, Inc. were the largest detractors from performance. Shares of Cantel underperformed in response to developments identified in the Alger Mid Cap Focus Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund recorded a -4.00% return for the fiscal six-month period ended April 30, 2020, compared to the -13.02% return of the MSCI ACWI ex USA Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Financials. The Financials and Information Technology sectors provided the greatest contributions to relative performance.

From a country perspective, Japan, Australia, Italy, New Zealand and the Netherlands were among the most significant contributors to relative performance.

Regarding individual positions, Lasertec Corp.; Kirkland Lake Gold Ltd.; Nexi S.p.A.; a2 Milk Co. Ltd.; and EQT AB were among the top contributors to performance. Lasertec of Japan is a world leader in testing equipment for masks used in the production of semiconductors and liquid crystal displays. It was the first company to commercialize extreme ultra-violet light lithography (EUV) mask inspection systems. Lasertec beat expectations when announcing results in February and said orders expanded 48% year over year. With above average revenue visibility over the next three years, relatively conservative accounting policies (revenues are recognized only after customers start using the inspection equipment) and a strong balance sheet (net cash), Lasertec is viewed favorably by many investors.

Detractors from Performance

The Communication Services and Healthcare sectors were among the sectors that detracted from results. From a country perspective, Hong Kong, France, Russia, China and Ireland were among the top detractors from performance. Regarding individual positions, Rightmove plc; IRB Brasil Resseguros SA; Safran S.A.; Oil company LUKOIL PJSC Sponsored ADR; and Burberry Group plc. were among the top detractors from performance. Burberry Group is a British luxury fashion house headquartered in London. It focuses on the manufacturing and distribution of trench coats, ready-to-wear outerwear, fashion accessories, fragrances, sunglasses and cosmetics. The company was undergoing a successful and significant transformation under the leadership of a new management team and a new creative designer. However, the Covid-19 outbreak and the lockdown announcements that began in Asia and later spread to other major parts of the world created uncertainty about the company’s short-term outlook. Concerns over the impact from store closures and travel restrictions around the globe weighed on the share price.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 10.07% for the fiscal six-month period ended April 30, 2020, compared to the -3.16% return of the S&P 500 Index and the 8.69% return of the Russell 3000 Healthcare TR Index.

Contributors to Performance

Among the most important contributors to performance were DexCom, Inc.; Vertex Pharmaceuticals, Inc.; Teladoc Health, Inc.; Sarepta Therapeutics, Inc.; and Insulet Corp. Shares of Teladoc Health outperformed in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance

Conversely, GW Pharmaceuticals PLC Sponsored ADR; SAGE Therapeutics, Inc.; Amarin Corp. Plc Sponsored ADR; Emmaus Life Sciences, Inc.; and Aerie Pharmaceuticals, Inc. were among positions that detracted from performance. Aerie Pharmaceuticals is a specialty pharmaceutical company whose drugs use a new mechanism to treat glaucoma, a leading cause of blindness. The drugs are unique in that they treat the underlying mechanism that increases eye pressure instead of by indirect means. Demand for the company’s products was hurt by Covid-19, which caused management to withdraw its 2020 guidance for sales and cash burn. Prescriptions for their glaucoma franchise were strong through March and were also enhanced by patients transitioning to a 90-day supply. But in April, there was a deceleration in the trend with ophthalmologists essentially shutting their practices down.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

1 Source: Bank of America.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of Funds discussed above other than the Alger 25 Fund, the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. The performance for the Alger 25 Fund and Alger 35 Fund represents the return of Class P shares. Performance for the Alger Mid Cap Focus Fund represents the return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period ended April 30, 2020.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger 25 Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Growth Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and emerging markets securities involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger. com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market.

•	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•	FactSet Research provides integrated software and data solutions for investment professionals.

FUND PERFORMANCE AS OF 3/31/20 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	(3.11)%	8.01%	11.58%	9.13%
Alger Capital Appreciation Class B (Inception 11/1/93)	(3.07)%	8.07%	11.47%	9.11%
Alger Capital Appreciation Class C (Inception 7/31/97)*	(0.61)%	8.37%	11.33%	8.94%
Alger Capital Appreciation Class Z (Inception 12/29/10)	2.61%	9.55%	n/a	12.59%

Alger 25 Fund Class P (Inception 12/28/17)	3.90%	n/a	n/a	7.64%
Alger 25 Fund Class P-2 (Inception 10/31/18)	3.86%	n/a	n/a	7.73%

Alger 35 Fund Class P (Inception 3/29/18)	4.40%	n/a	n/a	7.30%
Alger 35 Fund Class P-2 (Inception 10/31/18)	4.17%	n/a	n/a	7.45%

Alger Growth & Income Class A (Inception 12/31/96)	(11.43)%	4.43%	8.47%	7.37%
Alger Growth & Income Class C (Inception 7/31/97)*	(8.11)%	4.76%	8.24%	7.19%
Alger Growth & Income Class Z (Inception 3/1/12)	(6.17)%	5.89%	n/a	9.29%

Alger Mid Cap Growth Class A (Inception 12/31/96)	(13.36)%	2.96%	7.99%	7.72%
Alger Mid Cap Growth Class B (Inception 5/24/93)	(12.51)%	3.18%	7.93%	7.68%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	(10.06)%	3.25%	7.67%	7.10%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	(8.24)%	n/a	n/a	4.19%

Alger Mid Cap Focus Class I (Inception 6/14/19)	n/a	n/a	n/a	(3.80)%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	n/a	n/a	n/a	(3.60)%

Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	(17.67)%	6.18%	9.36%	8.29%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	(14.68)%	6.49%	9.11%	8.07%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	(13.05)%	7.33%	9.99%	8.66%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	(12.74)%	n/a	n/a	8.69%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	(12.87)%	7.68%	n/a	9.65%

Alger Small Cap Growth Class A (Inception 12/31/96)	(9.03)%	6.16%	9.13%	5.01%
Alger Small Cap Growth Class B (Inception 11/11/86)	(8.65)%	6.33%	9.14%	4.99%
Alger Small Cap Growth Class C (Inception 7/31/97)*	(5.75)%	6.43%	8.75%	4.85%
Alger Small Cap Growth Class Z (Inception 12/29/10)	(3.69)%	7.69%	n/a	9.19%

Alger Small Cap Focus Class A (Inception 3/3/08)	(10.94)%	9.41%	11.52%	9.11%
Alger Small Cap Focus Class C (Inception 3/3/08)	(7.68)%	9.78%	11.31%	8.81%
Alger Small Cap Focus Class I (Inception 3/3/08)	(6.00)%	10.64%	12.27%	9.76%
Alger Small Cap Focus Class Y (Inception 2/28/17)	(5.67)%	n/a	n/a	14.86%
Alger Small Cap Focus Class Z (Inception 12/29/10)	(5.68)%	10.99%	n/a	11.67%

Alger International Focus Class A (Inception 12/31/96)	(13.23)%	(2.67)%	2.70%	4.01%
Alger International Focus Class B (Inception 11/11/86)	(12.72)%	(2.49)%	2.68%	3.98%
Alger International Focus Class C (Inception 7/31/97)*	(10.13)%	(2.42)%	2.42%	3.83%
Alger International Focus Class I (Inception 5/31/13)	(8.22)%	(1.42)%	n/a	1.25%
Alger International Focus Class Z (Inception 12/29/10)	(7.93)%	(1.16)%	n/a	3.09%

Alger Health Sciences Fund Class A (Inception 5/1/02)	(9.45)%	5.79%	11.32%	11.19%
Alger Health Sciences Fund Class C (Inception 5/1/02)	(6.06)%	6.11%	11.06%	10.96%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	(4.12)%	n/a	n/a	6.79%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

Alger Weatherbie Specialized Growth Fund current portfolio managers began managing the Fund in March 2017. The Fund changed its name and investment strategy from “Alger SMid Cap Growth Fund” to “Alger SMid Cap Focus Fund” in August 2017 and the Fund changed its name from “Alger SMid Cap Focus Fund” to “Alger Weatherbie Specialized Growth Fund” in September 2019.

*	Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	5.89%	11.22%	13.11%	9.74%
Class B (Inception 11/1/93)	5.86%	11.31%	13.00%	9.72%
Class C (Inception 7/31/97)*	9.88%	11.58%	12.86%	9.55%
Russell 1000 Growth Index	10.84%	13.34%	14.41%	8.37%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	12.11%	12.80%	n/a	14.14%
Russell 1000 Growth Index	10.84%	13.34%	n/a	14.27%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND

Fund Highlights Through April 30, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund Class P shares, through April 30, 2020. Figures for the Alger 25 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 25 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 25 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 25 FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/28/2017
Class P (Inception 12/28/17)	12.78%	n/a	n/a	13.97%
S&P 500 Index	0.86%	n/a	n/a	5.55%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	12.70%	n/a	n/a	17.81%
S&P 500 Index	0.86%	n/a	n/a	7.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through April 30, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P shares, through April 30, 2020. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/29/2018
Class P (Inception 3/29/18)	16.93%	n/a	n/a	14.93%
S&P 500 Index	0.86%	n/a	n/a	6.89%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/31/2018
Class P-2 (Inception 10/31/18)	16.74%	n/a	n/a	18.24%
S&P 500 Index	0.86%	n/a	n/a	7.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(4.59)%	6.72%	9.62%	7.88%
Class C (Inception 7/31/97)*	(1.03)%	7.07%	9.39%	7.69%
S&P 500 Index	0.86%	9.12%	11.69%	8.06%

				Since
	1 YEAR	5 YEARS	10 YEARS	3/1/2012
Class Z (Inception 3/1/12)	1.07%	8.23%	n/a	10.74%
S&P 500 Index	0.86%	9.12%	n/a	11.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(2.85)%	6.51%	9.41%	8.37%
Class B (Inception 5/24/93)	(2.03)%	6.75%	9.36%	8.34%
Class C (Inception 7/31/97)*	0.72%	6.77%	9.09%	7.74%
Russell Midcap Growth Index	0.23%	8.88%	12.19%	8.87%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	2.87%	n/a	n/a	7.28%
Russell Midcap Growth Index	0.23%	n/a	n/a	8.64%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

from 6/14/19 to 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through April 30, 2020. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class Z shares will vary from the results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	6/14/2019
Class I (Inception 6/14/19)	n/a	n/a	n/a	11.10%
Class Z (Inception 6/14/19)	n/a	n/a	n/a	11.30%
Russell Midcap Growth Index	n/a	n/a	n/a	1.22%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. On September 30, 2019 Alger SMid Cap Focus Fund changed its name to Alger Weatherbie Specialized Growth Fund. Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Effective March 1, 2017, Weatherbie Capital, LLC, an indirect, wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management, LLC, began acting as sub-advisor to the Alger Weatherbie Specialized Growth Fund. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	(3.65)%	10.61%	11.04%	9.33%
Class C (Inception 5/8/02)	(0.12)%	10.94%	10.78%	9.11%
Class I (Inception 8/5/07)*	1.68%	11.82%	11.68%	9.71%
Russell 2500 Growth Index	(4.03)%	7.22%	11.37%	8.93%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/30/2017
Class Y (Inception 8/30/17)	2.09%	n/a	n/a	15.96%
Russell 2500 Growth Index	(4.03)%	n/a	n/a	7.95%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	2.03%	12.18%	n/a	11.69%
Russell 2500 Growth Index	(4.03)%	7.22%	n/a	10.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	3.21%	10.62%	10.59%	5.75%
Class B (Inception 11/11/86)	3.93%	10.86%	10.59%	5.74%
Class C (Inception 7/31/97)*	7.02%	10.92%	10.20%	5.59%
Russell 2000 Growth Index	(9.22)%	5.19%	9.96%	6.26%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	9.42%	12.25%	n/a	11.11%
Russell 2000 Growth Index	(9.22)%	5.19%	n/a	8.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	(0.09)%	13.24%	12.79%	10.37%
Class C (Inception 3/3/08)	3.65%	13.64%	12.60%	10.06%
Class I (Inception 3/3/08)	5.53%	14.53%	13.56%	11.03%
Russell 2000 Growth Index	(9.22)%	5.19%	9.96%	8.64%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	5.91%	n/a	n/a	19.88%
Russell 2000 Growth Index	(9.22)%	n/a	n/a	4.97%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	5.90%	14.87%	n/a	13.33%
Russell 2000 Growth Index	(9.22)%	5.19%	n/a	8.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A

—10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended April 30, 2020. Beginning May 31, 2013, Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Alger International Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to August 15, 2018, the Fund was named “Alger International Growth Fund”. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	(7.75)%	(1.36)%	3.73%	4.47%
Class B (Inception 11/11/86)	(7.16)%	(1.16)%	3.71%	4.44%
Class C (Inception 7/31/97)*	(4.39)%	(1.09)%	3.44%	4.29%
MSCI AC World Index ex USA	(11.07)%	0.31%	3.37%	4.70%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	(2.26)%	(0.06)%	n/a	2.82%
MSCI AC World Index ex USA	(11.07)%	0.31%	n/a	2.42%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(2.14)%	0.18%	n/a	4.24%
MSCI AC World Index ex USA	(11.07)%	0.31%	n/a	2.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

—10 years ended 4/30/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended April 30, 2020. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/20

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	5.42%	9.46%	12.78%	11.84%
Class C (Inception 5/1/02)	9.49%	9.80%	12.52%	11.61%
Russell 3000 Healthcare Index	14.57%	9.04%	14.92%	9.36%
S&P 500 Index	0.86%	9.12%	11.69%	7.80%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	11.70%	n/a	n/a	9.16%
Russell 3000 Healthcare Index	14.57%	n/a	n/a	8.04%
S&P 500 Index	0.86%	n/a	n/a	8.84%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2020 (Unaudited)

	Alger Capital			Alger Growth &
SECTORS	Appreciation Fund	Alger 25 Fund	Alger 35 Fund	Income Fund
Communication Services	12.2%	9.9%	5.7%	11.8%
Consumer Discretionary	19.7	19.7	20.4	8.2
Consumer Staples	1.0	0.0	3.6	8.3
Energy	0.0	0.0	0.0	3.9
Financials	4.3	7.9	2.7	13.5
Healthcare	13.8	5.9	13.8	16.3
Industrials	3.9	3.7	4.5	6.1
Information Technology	41.0	43.9	38.1	23.6
Materials	1.9	3.1	0.0	1.6
Real Estate	1.4	3.8	3.5	4.2
Utilities	0.0	0.0	0.0	1.5
Short-Term Investments and Net Other Assets	0.8	2.1	7.7	1.0
	100.0%	100.0%	100.0%	100.0%

			Alger Weatherbie
	Alger Mid Cap Growth	Alger Mid Cap Focus	Specialized Growth	Alger Small Cap
SECTORS	Fund	Fund	Fund	Growth Fund
Communication Services	3.9%	1.3%	0.0%	2.0%
Consumer Discretionary	15.4	9.9	15.3	6.2
Consumer Staples	2.5	0.0	0.0	1.0
Energy	0.0	0.0	0.0	0.5
Financials	5.8	3.3	6.5	3.5
Healthcare	21.2	21.8	27.3	43.5
Industrials	13.0	4.6	9.8	2.5
Information Technology	29.7	17.0	31.5	27.9
Materials	1.9	0.0	0.0	1.4
Real Estate	5.4	0.0	5.1	3.1
Short-Term Investments and Net Other Assets	1.2	42.1	4.5	8.4
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap	Alger Health Sciences
SECTORS	Focus Fund	Fund
Consumer Discretionary	6.4%	0.1%
Financials	1.6	1.0
Healthcare	47.0	97.2
Industrials	3.4	0.0
Information Technology	32.2	0.0
Materials	1.1	0.0
Real Estate	0.0	0.6
Short-Term Investments and Net Other Assets	8.3	1.1
	100.0%	100.0%

PORTFOLIO SUMMARY†

April 30, 2020 (Unaudited) (Continued)

Alger International
COUNTRY	Focus Fund
Australia	3.8%
Brazil	1.6
Canada	3.9
China	7.8
Denmark	5.5
France	9.2
Germany	5.0
Hong Kong	2.6
India	1.6
Ireland	2.9
Italy	6.3
Japan	13.4
Netherlands	7.0
New Zealand	4.6
Russia	1.4
South Korea	2.2
Spain	2.7
Sweden	3.8
Switzerland	5.3
United Kingdom	4.8
United States	2.3
Cash and Net Other Assets	2.3
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—97.7%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
Raytheon Technologies Corp.	204,215	$13,235,174
The Boeing Co.	13,120	1,850,182
TransDigm Group, Inc.	18,261	6,630,204
		21,715,560
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	33,015	7,378,193
LVMH Moet Hennessy Louis Vuitton SE	5,117	1,977,925
		9,356,118
APPLICATION SOFTWARE—7.6%
Adobe, Inc.*	229,176	81,045,801
Autodesk, Inc.*	56,405	10,555,068
Cadence Design Systems, Inc.*	156,564	12,702,037
Intuit, Inc.	82,195	22,177,033
Palantir Technologies, Inc., Cl. A*,@,(a)	153,282	881,371
RingCentral, Inc., Cl. A*	41,640	9,515,989
salesforce.com, Inc.*	484,279	78,428,984
		215,306,283
AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC	223,904	15,572,523

AUTOMOBILE MANUFACTURERS—0.3%
Tesla, Inc.*	11,272	8,813,351

AUTOMOTIVE RETAIL—0.1%
Carvana Co., Cl. A*	46,746	3,744,822

BIOTECHNOLOGY—2.5%
Gilead Sciences, Inc.	58,701	4,930,884
Regeneron Pharmaceuticals, Inc.*	5,230	2,750,352
Sarepta Therapeutics, Inc.*	72,612	8,559,503
Seattle Genetics, Inc.*	30,044	4,122,938
Vertex Pharmaceuticals, Inc.*	208,210	52,302,352
		72,666,029
CASINOS & GAMING—0.3%
Las Vegas Sands Corp.	183,983	8,834,864

DATA PROCESSING & OUTSOURCED SERVICES—11.1%
Fidelity National Information Services, Inc.	583,459	76,952,408
Fiserv, Inc.*	392,889	40,491,140
Mastercard, Inc., Cl. A	31,146	8,564,216
PayPal Holdings, Inc.*	445,169	54,755,787
Visa, Inc., Cl. A	751,699	134,343,645
		315,107,196
DIVERSIFIED BANKS—0.1%
JPMorgan Chase & Co.	26,760	2,562,538

DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	78,274	17,363,521

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Waste Management, Inc.	141,287	14,131,526

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.6%
CME Group, Inc., Cl. A	35,188	$6,270,853
Intercontinental Exchange, Inc.	348,489	31,172,341
S&P Global, Inc.	125,117	36,644,267
		74,087,461
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	193,079	10,864,555

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	262,663	22,898,960

HEALTHCARE EQUIPMENT—6.3%
Boston Scientific Corp.*	1,514,298	56,755,889
Danaher Corp.	620,849	101,483,978
DexCom, Inc.*	54,731	18,345,831
Intuitive Surgical, Inc.*	3,177	1,623,066
		178,208,764
HEALTHCARE SERVICES—0.7%
Cigna Corp.	100,256	19,628,120

HOME IMPROVEMENT RETAIL—1.5%
Lowe’s Cos., Inc.	418,787	43,867,938

HYPERMARKETS & SUPER CENTERS—0.1%
Costco Wholesale Corp.	4,647	1,408,041
Walmart, Inc.	19,931	2,422,613
		3,830,654
INDUSTRIAL CONGLOMERATES—0.5%
Honeywell International, Inc.	104,648	14,849,551

INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	50,384	11,365,623

INTERACTIVE MEDIA & SERVICES—10.1%
Alphabet, Inc., Cl. C*	103,226	139,216,777
Facebook, Inc., Cl. A*	630,226	129,013,564
Pinterest, Inc., Cl. A*	523,395	10,813,341
Tencent Holdings Ltd.	149,091	7,837,782
		286,881,464
INTERNET & DIRECT MARKETING RETAIL—14.7%
Alibaba Group Holding Ltd.#,*	628,796	127,438,085
Altaba, Inc.*,(a),@	259,825	5,937,001
Amazon.com, Inc.*	115,142	284,861,308
		418,236,394
INTERNET SERVICES & INFRASTRUCTURE—0.5%
Shopify, Inc., Cl. A*	3,137	1,983,494
VeriSign, Inc.*	58,489	12,252,860
		14,236,354
INVESTMENT BANKING & BROKERAGE—0.4%
Morgan Stanley	269,635	10,631,708
The Charles Schwab Corp.	46,050	1,737,006
		12,368,714

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.	62,382	$20,878,008

MANAGED HEALTHCARE—2.5%
UnitedHealth Group, Inc.	239,355	70,004,157

METAL & GLASS CONTAINERS—0.6%
Ball Corp.	264,916	17,375,840

MOVIES & ENTERTAINMENT—1.2%
Netflix, Inc.*	82,720	34,729,992

PHARMACEUTICALS—1.1%
Bristol-Myers Squibb Co.	43,472	2,643,532
GW Pharmaceuticals PLC#,*	76,473	7,658,006
Novartis AG#	221,733	18,787,438
Zoetis, Inc., Cl. A	27,281	3,527,706
		32,616,682
PROPERTY & CASUALTY INSURANCE—1.2%
The Progressive Corp.	452,159	34,951,891

RAILROADS—1.0%
Union Pacific Corp.	185,672	29,668,529

RESEARCH & CONSULTING SERVICES—0.1%
CoStar Group, Inc.*	5,680	3,682,117

RESTAURANTS—1.2%
Starbucks Corp.	459,688	35,271,860

SEMICONDUCTOR EQUIPMENT—1.2%
ASML Holding NV	20,533	5,922,333
Lam Research Corp.	107,848	27,531,438
		33,453,771
SEMICONDUCTORS—3.7%
Advanced Micro Devices, Inc.*	35,497	1,859,688
Micron Technology, Inc.*	160,736	7,697,647
NVIDIA Corp.	193,393	56,524,906
NXP Semiconductors NV	389,423	38,774,848
		104,857,089
SOFT DRINKS—0.5%
The Coca-Cola Co.	300,264	13,779,115

SPECIALTY CHEMICALS—0.9%
The Sherwin-Williams Co.	47,827	25,652,968

SYSTEMS SOFTWARE—11.1%
Crowdstrike Holdings, Inc., Cl. A*	170,660	11,546,856
Microsoft Corp.	1,569,987	281,357,370
Palo Alto Networks, Inc.*	64,328	12,641,095
ServiceNow, Inc.*	30,463	10,708,963
		316,254,284
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.7%
Apple, Inc.	548,946	161,280,334
Western Digital Corp.	19,521	899,528
		162,179,862

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
TRUCKING—0.4%
Lyft, Inc., Cl. A*	193,716	$6,359,696
Uber Technologies, Inc.*	211,501	6,402,136
		12,761,832

WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	308,862	27,118,084

TOTAL COMMON STOCKS
(Cost $1,804,306,062)		2,791,734,964

PREFERRED STOCKS—0.1%	SHARES	VALUE
APPLICATION SOFTWARE—0.1%
Palantir Technologies, Inc., Cl. B*,@,(a)	625,130	3,594,498
Palantir Technologies, Inc., Cl. D*,@,(a)	81,445	468,309
		4,062,807

TOTAL PREFERRED STOCKS
(Cost $4,665,771)		4,062,807

REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
SPECIALIZED—1.4%
Crown Castle International Corp.	240,575	38,354,872
(Cost $30,018,234)		38,354,872

Total Investments
(Cost $1,838,990,067)	99.2%	$2,834,152,643

Unaffiliated Securities (Cost $1,838,990,067)		2,834,152,643
Other Assets in Excess of Liabilities	0.8%	22,436,599
NET ASSETS	100.0%	$2,856,589,242

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Altaba, Inc.	10/24/18	$805,470	0.03%	$1,046,941	0.04%
Altaba, Inc.	10/25/18	1,188,343	0.04%	1,537,279	0.05%
Altaba, Inc.	10/29/18	1,156,773	0.04%	1,558,233	0.06%
Altaba, Inc.	10/30/18	751,641	0.03%	1,031,563	0.04%
Altaba, Inc.	10/31/18	271,272	0.01%	354,404	0.01%
Altaba, Inc.	11/6/18	321,297	0.01%	408,581	0.01%
Palantir Technologies, Inc., Cl. A	10/7/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc., Cl. B	10/7/14	4,128,004	0.22%	3,594,498	0.12%
Palantir Technologies, Inc., Cl. D	10/14/14	537,767	0.03%	468,309	0.02%
Total				$10,917,179	0.38%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 25 FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—94.1%	SHARES	VALUE
AEROSPACE & DEFENSE—0.5%
TransDigm Group, Inc.	265	$96,216

APPLICATION SOFTWARE—9.7%
Adobe, Inc.*	2,224	786,495
Avalara, Inc.*	2,673	238,886
salesforce.com, Inc.*	4,387	710,475
		1,735,856
CASINOS & GAMING—1.6%
DraftKings, Inc., Cl. A*	14,949	290,908

DATA PROCESSING & OUTSOURCED SERVICES—9.5%
PayPal Holdings, Inc.*	5,177	636,771
Visa, Inc., Cl. A	5,960	1,065,171
		1,701,942

DIVERSIFIED SUPPORT SERVICES—3.2%
Cintas Corp.	2,547	565,001

FINANCIAL EXCHANGES & DATA—4.4%
CME Group, Inc., Cl. A	1,292	230,247
S&P Global, Inc.	1,906	558,230
		788,477
HEALTHCARE EQUIPMENT—2.1%
DexCom, Inc.*	1,115	373,748

INTERACTIVE MEDIA & SERVICES—9.9%
Alphabet, Inc., Cl. C*	723	975,081
Facebook, Inc., Cl. A*	3,900	798,369
		1,773,450
INTERNET & DIRECT MARKETING RETAIL—15.3%
Alibaba Group Holding Ltd.#,*	4,364	884,452
Amazon.com, Inc.*	737	1,823,339
		2,707,791
MANAGED HEALTHCARE—3.8%
UnitedHealth Group, Inc.	2,326	680,285

PROPERTY & CASUALTY INSURANCE—3.5%
The Progressive Corp.	7,984	617,163

RESTAURANTS—2.8%
Starbucks Corp.	6,582	505,037

SEMICONDUCTOR EQUIPMENT—2.8%
Applied Materials, Inc.	10,233	508,375

SEMICONDUCTORS—5.9%
NVIDIA Corp.	2,150	628,402
NXP Semiconductors NV	4,218	419,986
		1,048,388
SPECIALTY CHEMICALS—3.1%
The Sherwin-Williams Co.	1,024	549,243

SYSTEMS SOFTWARE—9.7%
Microsoft Corp.	9,617	1,723,463

THE ALGER FUNDS | ALGER 25 FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—94.1% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.3%
Apple, Inc.	3,828	$1,124,666
TOTAL COMMON STOCKS
(Cost $13,726,384)		16,790,009

REAL ESTATE INVESTMENT TRUST—3.8%	SHARES	VALUE
SPECIALIZED—3.8%
Crown Castle International Corp.	4,273	681,244
(Cost $586,749)		681,244
Total Investments (Cost $14,313,133)	97.9%	$17,471,253
Unaffiliated Securities (Cost $14,313,133)		17,471,253
Other Assets in Excess of Liabilities	2.1%	366,601
NET ASSETS	100.0%	$17,837,854

*       Non-income producing security.

#       American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—88.8%	SHARES	VALUE
AEROSPACE & DEFENSE—0.7%
HEICO Corp.	884	$77,438

APPLICATION SOFTWARE—2.1%
Adobe, Inc.*	310	109,628
Avalara, Inc.*	1,338	119,577
		229,205
AUTOMOBILE MANUFACTURERS—2.1%
Tesla, Inc.*	296	231,436

CASINOS & GAMING—1.1%
DraftKings, Inc., Cl. A*	5,952	115,826

DATA PROCESSING & OUTSOURCED SERVICES—11.1%
Fiserv, Inc.*	2,826	291,248
PayPal Holdings, Inc.*	2,607	320,661
Square, Inc., Cl. A*	2,546	165,846
Visa, Inc., Cl. A	2,359	421,600
		1,199,355
DIVERSIFIED SUPPORT SERVICES—0.9%
UniFirst Corp.	607	102,067

FINANCIAL EXCHANGES & DATA—1.3%
S&P Global, Inc.	473	138,532

FOOD DISTRIBUTORS—3.6%
US Foods Holding Corp.*	18,366	394,869

HEALTHCARE EQUIPMENT—6.8%
DexCom, Inc.*	622	208,494
Insulet Corp.*	1,044	208,508
Intuitive Surgical, Inc.*	618	315,724
		732,726
HEALTHCARE TECHNOLOGY—4.6%
Teladoc Health, Inc.*	1,175	193,393
Veeva Systems, Inc., Cl. A*	1,579	301,273
		494,666
INTERACTIVE MEDIA & SERVICES—5.2%
Alphabet, Inc., Cl. A*	417	561,574

INTERNET & DIRECT MARKETING RETAIL—13.3%
Amazon.com, Inc.*	546	1,350,805
MercadoLibre, Inc.*	173	100,947
		1,451,752
LEISURE FACILITIES—3.9%
Vail Resorts, Inc.	2,466	421,686

LIFE SCIENCES TOOLS & SERVICES—2.4%
Bio-Techne Corp.	1,136	255,600

MOVIES & ENTERTAINMENT—0.5%
Live Nation Entertainment, Inc.*	1,273	57,120

REGIONAL BANKS—1.4%
SVB Financial Group*	781	150,866

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—88.8% (CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—1.9%
CoStar Group, Inc.*	325	$210,685

SEMICONDUCTOR EQUIPMENT—2.4%
Applied Materials, Inc.	5,234	260,025

SEMICONDUCTORS—4.2%
Advanced Micro Devices, Inc.*	3,829	200,601
Universal Display Corp.	1,717	257,756
		458,357
SYSTEMS SOFTWARE—13.2%
Crowdstrike Holdings, Inc., Cl. A*	3,871	261,912
Microsoft Corp.	4,462	799,636
Palo Alto Networks, Inc.*	528	103,757
ServiceNow, Inc.*	759	266,819
		1,432,124
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.	1,887	554,401

TRUCKING—1.0%
Lyft, Inc., Cl. A*	3,248	106,632

TOTAL COMMON STOCKS
(Cost $7,667,960)		9,636,942

REAL ESTATE INVESTMENT TRUST—3.5%	SHARES	VALUE
SPECIALIZED—3.5%
Crown Castle International Corp.	2,366	377,211
(Cost $290,959)		377,211
Total Investments
(Cost $7,958,919)	92.3%	$10,014,153
Unaffiliated Securities (Cost $7,958,919)		10,014,153
Other Assets in Excess of Liabilities	7.7%	837,020
NET ASSETS	100.0%	$10,851,173

*       Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—93.6%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	4,078	$532,668
Raytheon Technologies Corp.	8,937	579,208
TransDigm Group, Inc.	1,455	528,281
		1,640,157
ASSET MANAGEMENT & CUSTODY BANKS—3.6%
BlackRock, Inc., Cl. A	3,851	1,933,356
The Blackstone Group, Inc., Cl. A	21,938	1,146,041
The Carlyle Group, Inc.	22,818	534,854
		3,614,251
BIOTECHNOLOGY—2.5%
AbbVie, Inc.	10,203	838,687
Amgen, Inc.	3,959	947,072
Gilead Sciences, Inc.	9,368	786,912
		2,572,671
BUILDING PRODUCTS—0.4%
Johnson Controls International PLC	13,534	393,975

CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	36,605	1,377,446

COMMODITY CHEMICALS—0.3%
Dow, Inc.	8,245	302,509

COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	32,297	1,368,747

COMPUTER & ELECTRONICS RETAIL—0.4%
Best Buy Co., Inc.	5,340	409,738

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	6,386	518,288

DIVERSIFIED BANKS—5.3%
Bank of America Corp.	45,414	1,092,207
JPMorgan Chase & Co.	38,992	3,733,873
Wells Fargo & Co.	20,452	594,131
		5,420,211
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	3,270	755,762

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp. PLC	9,174	766,029
Hubbell, Inc., Cl. B	2,844	353,879
		1,119,908
FINANCIAL EXCHANGES & DATA—1.8%
CME Group, Inc., Cl. A	10,392	1,851,958

FOOD DISTRIBUTORS—0.4%
Sysco Corp.	7,933	446,390

HEALTHCARE EQUIPMENT—0.7%
Medtronic PLC	7,677	749,506

HEALTHCARE SERVICES—1.2%
CVS Health Corp.	19,361	1,191,670

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—93.6% (CONT.)	SHARES	VALUE
HOME IMPROVEMENT RETAIL—3.2%
The Home Depot, Inc.	14,637	$3,217,652

HOUSEHOLD PRODUCTS—1.9%
The Procter & Gamble Co.	16,512	1,946,269

HYPERMARKETS & SUPER CENTERS—1.4%
Walmart, Inc.	11,725	1,425,174

INDUSTRIAL CONGLOMERATES—2.0%
Honeywell International, Inc.	14,038	1,991,992

INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	5,816	1,311,973

INDUSTRIAL MACHINERY—0.2%
Otis Worldwide Corp.*	3,462	176,250

INTEGRATED OIL & GAS—2.0%
Chevron Corp.	7,957	732,044
Exxon Mobil Corp.	19,218	893,061
TOTAL SA#	12,782	449,287
		2,074,392
INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc.	31,054	946,215
Verizon Communications, Inc.	37,786	2,170,806
		3,117,021
INTERACTIVE MEDIA & SERVICES—7.3%
Alphabet, Inc., Cl. A*	2,002	2,696,094
Alphabet, Inc., Cl. C*	1,941	2,617,749
Facebook, Inc., Cl. A*	10,523	2,154,163
		7,468,006
INTERNET & DIRECT MARKETING RETAIL—2.4%
Amazon.com, Inc.*	981	2,426,994

INVESTMENT BANKING & BROKERAGE—1.8%
Morgan Stanley	45,840	1,807,471

LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	3,192	545,832

MANAGED HEALTHCARE—2.3%
UnitedHealth Group, Inc.	8,036	2,350,289

MULTI-LINE INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	9,936	377,469

MULTI-UTILITIES—0.8%
Sempra Energy	6,446	798,337

OIL & GAS EXPLORATION & PRODUCTION—0.7%
ConocoPhillips	17,070	718,647

OIL & GAS REFINING & MARKETING—0.3%
Valero Energy Corp.	4,876	308,895

OIL & GAS STORAGE & TRANSPORTATION—0.3%
ONEOK, Inc.	10,099	302,263

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—93.6% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—9.6%
AstraZeneca PLC#	19,380	$1,013,186
Bristol-Myers Squibb Co.	13,462	818,624
Eli Lilly & Co.	7,559	1,168,924
GlaxoSmithKline PLC#	19,014	799,919
Johnson & Johnson	16,211	2,432,299
Merck & Co., Inc.	10,553	837,275
Novartis AG#	8,155	690,973
Pfizer, Inc.	50,833	1,949,954
		9,711,154
RAILROADS—0.8%
Union Pacific Corp.	4,822	770,507

RESTAURANTS—1.2%
McDonald’s Corp.	4,437	832,204
Starbucks Corp.	5,237	401,835
		1,234,039
SEMICONDUCTOR EQUIPMENT—1.5%
KLA Corp.	9,338	1,532,272

SEMICONDUCTORS—3.1%
Broadcom, Inc.	5,840	1,586,261
QUALCOMM, Inc.	12,840	1,010,123
Taiwan Semiconductor Manufacturing Co., Ltd.#	10,109	537,091
		3,133,475
SOFT DRINKS—3.1%
PepsiCo, Inc.	14,971	1,980,514
The Coca-Cola Co.	25,660	1,177,537
		3,158,051
SYSTEMS SOFTWARE—10.9%
Microsoft Corp.	61,460	11,014,246

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.8%
Apple, Inc.	21,975	6,456,255
Western Digital Corp.	10,380	478,310
		6,934,565
TOBACCO—1.5%
Altria Group, Inc.	26,806	1,052,135
Philip Morris International, Inc.	6,888	513,845
		1,565,980
TOTAL COMMON STOCKS
(Cost $50,097,405)		95,152,402

MASTER LIMITED PARTNERSHIP—0.6%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy Partners LP	17,250	581,843
(Cost $584,260)		581,843

REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
HEALTHCARE—0.6%
Welltower, Inc.	12,873	659,484

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—4.8% (CONT.)	SHARES	VALUE
INDUSTRIAL—0.6%
Americold Realty Trust	19,006	$581,394

MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	25,229	593,638

SPECIALIZED—3.0%
Crown Castle International Corp.	11,141	1,776,209
CyrusOne, Inc.	9,552	670,073
Lamar Advertising Co., Cl. A	10,535	607,343
		3,053,625
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,932,872)		4,888,141

Total Investments (Cost $54,614,537)	99.0%	$100,622,386
Unaffiliated Securities (Cost $54,614,537)		100,622,386
Other Assets in Excess of Liabilities	1.0%	1,014,354
NET ASSETS	100.0%	$101,636,740

#       American Depositary Receipts.

*       Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—92.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
HEICO Corp.	15,219	$1,333,184
HEICO Corp., Cl. A	5,666	409,822
L3Harris Technologies, Inc.	9,463	1,832,983
		3,575,989
ALTERNATIVE CARRIERS—0.7%
Bandwidth, Inc., Cl. A*	15,315	1,249,091

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Lululemon Athletica, Inc.*	7,534	1,683,698

APPAREL RETAIL—0.6%
Burlington Stores, Inc.*	5,768	1,053,756

APPLICATION SOFTWARE—9.4%
Atlassian Corp. PLC, Cl. A*	5,624	874,476
Avalara, Inc.*	24,705	2,207,887
Benefitfocus, Inc.*	86,637	938,279
Cadence Design Systems, Inc.*	16,418	1,331,992
Citrix Systems, Inc.	6,119	887,316
Coupa Software, Inc.*	8,594	1,513,317
Dynatrace, Inc.*	15,819	472,197
Fair Isaac Corp.*	7,161	2,527,404
Five9, Inc.*	15,632	1,448,617
Palantir Technologies, Inc., Cl. A*,@,(a)	16,376	94,162
Paycom Software, Inc.*	3,243	846,488
PTC, Inc.*	15,473	1,071,505
RingCentral, Inc., Cl. A*	5,225	1,194,069
Workday, Inc., Cl. A*	4,173	642,225
Zoom Video Communications, Inc., Cl. A*	2,822	381,450
		16,431,384
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
The Carlyle Group, Inc.	44,917	1,052,854

AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC	12,282	854,213

AUTOMOBILE MANUFACTURERS—0.3%
Winnebago Industries, Inc.	12,591	558,663

AUTOMOTIVE RETAIL—1.2%
O’Reilly Automotive, Inc.*	5,465	2,111,348

BIOTECHNOLOGY—4.4%
Alnylam Pharmaceuticals, Inc.*	3,401	447,912
BioMarin Pharmaceutical, Inc.*	10,718	986,270
Forte Biosciences, Inc.*,@,(a)	916,725	987,221
Genmab AS#,*	40,722	990,766
Moderna, Inc.*	18,010	828,280
Regeneron Pharmaceuticals, Inc.*	742	390,203
Sarepta Therapeutics, Inc.*	12,076	1,423,519
Seattle Genetics, Inc.*	11,449	1,571,155
		7,625,326

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.7% (CONT.)	SHARES	VALUE
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	6,905	$1,289,025
Trex Co., Inc.*	7,323	697,296
		1,986,321
CASINOS & GAMING—1.3%
DraftKings, Inc., Cl. A*	119,686	2,329,090

COMMUNICATIONS EQUIPMENT—0.3%
Motorola Solutions, Inc.	4,138	595,086

CONSTRUCTION MATERIALS—1.1%
Vulcan Materials Co.	16,152	1,824,691

DATA PROCESSING & OUTSOURCED SERVICES—5.1%
Fiserv, Inc.*	40,920	4,217,216
Global Payments, Inc.	15,591	2,588,418
Square, Inc., Cl. A*	33,782	2,200,559
		9,006,193
DISTRIBUTORS—1.0%
Pool Corp.	7,837	1,658,779

DIVERSIFIED SUPPORT SERVICES—2.3%
Cintas Corp.	6,170	1,368,691
Copart, Inc.*	21,445	1,717,959
UniFirst Corp.	5,126	861,937
		3,948,587
EDUCATION SERVICES—1.1%
Bright Horizons Family Solutions, Inc.*	16,860	1,963,347

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	21,162	1,774,857
Rockwell Automation, Inc.	4,898	928,073
		2,702,930
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
Cognex Corp.	25,374	1,401,660
Trimble, Inc.*	37,256	1,290,175
		2,691,835
ELECTRONIC MANUFACTURING SERVICES—0.6%
Flex Ltd.*	113,571	1,108,453

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Waste Connections, Inc.	9,613	825,853

FINANCIAL EXCHANGES & DATA—1.7%
MarketAxess Holdings, Inc.	4,533	2,062,560
Tradeweb Markets, Inc., Cl. A	15,880	828,301
		2,890,861
FOOD DISTRIBUTORS—2.5%
US Foods Holding Corp.*	204,218	4,390,687

GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp.	15,436	2,705,931

HEALTHCARE EQUIPMENT—7.2%
DexCom, Inc.*	17,549	5,882,426

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.7% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.2% (CONT.)
Hill-Rom Holdings, Inc.	4,007	$450,747
Hologic, Inc.*	17,981	900,848
Insulet Corp.*	10,897	2,176,349
Masimo Corp.*	8,078	1,727,965
Nevro Corp.*	3,778	444,444
ResMed, Inc.	6,205	963,761
		12,546,540
HEALTHCARE SERVICES—1.3%
1Life Healthcare, Inc.*	12,379	305,390
Guardant Health, Inc.*	24,862	1,913,379
		2,218,769
HEALTHCARE TECHNOLOGY—3.3%
Phreesia, Inc.*	23,027	584,656
Teladoc Health, Inc.*	14,555	2,395,607
Veeva Systems, Inc., Cl. A*	14,207	2,710,696
		5,690,959
INDUSTRIAL MACHINERY—1.5%
Donaldson Co., Inc.	36,740	1,610,314
Lincoln Electric Holdings, Inc.	12,418	999,773
		2,610,087
INSURANCE BROKERS—0.8%
eHealth, Inc.*	12,743	1,359,678

INTERACTIVE HOME ENTERTAINMENT—1.3%
Activision Blizzard, Inc.	22,128	1,410,217
Take-Two Interactive Software, Inc.*	6,571	795,420
		2,205,637
INTERACTIVE MEDIA & SERVICES—0.8%
Pinterest, Inc., Cl. A*	65,115	1,345,276

INTERNET & DIRECT MARKETING RETAIL—2.0%
Etsy, Inc.*	28,873	1,872,991
MercadoLibre, Inc.*	2,760	1,610,488
		3,483,479
INTERNET SERVICES & INFRASTRUCTURE—3.4%
Akamai Technologies, Inc.*	21,103	2,061,974
Shopify, Inc., Cl. A*	3,460	2,187,724
VeriSign, Inc.*	7,925	1,660,208
		5,909,906
IT CONSULTING & OTHER SERVICES—0.4%
Gartner, Inc.*	5,275	626,723

LEISURE FACILITIES—2.0%
Planet Fitness, Inc., Cl. A*	15,524	936,563
Vail Resorts, Inc.	14,710	2,515,410
		3,451,973
LEISURE PRODUCTS—0.7%
Peloton Interactive, Inc., Cl. A*	40,845	1,286,618

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.7% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—2.3%
10X Genomics, Inc., Cl. A*	3,094	$247,118
Bio-Rad Laboratories, Inc., Cl. A*	1,404	617,900
Bio-Techne Corp.	5,716	1,286,100
Lonza Group AG*	1,004	438,299
Repligen Corp.*	11,929	1,385,553
		3,974,970
METAL & GLASS CONTAINERS—0.8%
Ball Corp.	21,755	1,426,910

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*	20,227	907,585
Roku, Inc., Cl. A*	8,636	1,046,943
		1,954,528
PHARMACEUTICALS—1.5%
Aerie Pharmaceuticals, Inc.*	32,804	499,933
GW Pharmaceuticals PLC#,*	16,953	1,697,673
Reata Pharmaceuticals, Inc., Cl. A*	2,298	363,452
		2,561,058
PROPERTY & CASUALTY INSURANCE—0.9%
The Progressive Corp.	20,344	1,572,591

REAL ESTATE SERVICES—0.8%
FirstService Corp.	15,888	1,375,583

REGIONAL BANKS—1.8%
SVB Financial Group*	11,090	2,142,255
Webster Financial Corp.	31,819	898,887
		3,041,142
RESEARCH & CONSULTING SERVICES—2.1%
CoStar Group, Inc.*	3,534	2,290,951
Verisk Analytics, Inc., Cl. A	8,309	1,269,864
		3,560,815
RESTAURANTS—1.5%
Chipotle Mexican Grill, Inc., Cl. A*	1,990	1,748,314
Shake Shack, Inc., Cl. A*	15,752	858,642
		2,606,956
SEMICONDUCTOR EQUIPMENT—2.5%
Lam Research Corp.	8,195	2,092,020
SolarEdge Technologies, Inc.*	19,976	2,229,121
		4,321,141
SEMICONDUCTORS—3.1%
Advanced Micro Devices, Inc.*	41,956	2,198,075
Micron Technology, Inc.*	18,882	904,259
Universal Display Corp.	14,625	2,195,505
		5,297,839
SPECIALIZED CONSUMER SERVICES—0.6%
ServiceMaster Global Holdings, Inc.*	28,388	966,611

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—92.7% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—2.4%
Crowdstrike Holdings, Inc., Cl. A*	36,992	$2,502,879
Palo Alto Networks, Inc.*	8,381	1,646,950
		4,149,829
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.6%
Western Digital Corp.	23,252	1,071,452

TRUCKING—1.7%
Lyft, Inc., Cl. A*	46,475	1,525,775
Old Dominion Freight Line, Inc.	9,405	1,366,452
		2,892,227
TOTAL COMMON STOCKS
(Cost $135,799,425)		160,334,263

PREFERRED STOCKS—0.4%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(a)	66,787	384,025
Palantir Technologies, Inc., Cl. D*,@,(a)	8,701	50,031
		434,056
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)		173,492

TOTAL PREFERRED STOCKS
(Cost $1,486,719)		607,548

RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(a),(c)	590,059	1,829,183
(Cost $315,501)		1,829,183

REAL ESTATE INVESTMENT TRUST—4.6%	SHARES	VALUE
INDUSTRIAL—1.4%
Americold Realty Trust	18,929	579,038
Rexford Industrial Realty, Inc.	44,570	1,814,891
		2,393,929
RESIDENTIAL—1.1%
57Equity LifeStyle Properties, Inc.	32,574	1,964,538

RETAIL—0.5%
Simon Property Group, Inc.	6,827	455,839
Tanger Factory Outlet Centers, Inc.	58,588	440,582
		896,421
SPECIALIZED—1.6%
Crown Castle International Corp.	16,369	2,609,709

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $7,328,191)		7,864,597

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $144,929,836)	98.8%	$170,635,591
Affiliated Securities (Cost $988,245)		173,492
Unaffiliated Securities (Cost $143,941,591)		170,462,099
Other Assets in Excess of Liabilities	1.2%	2,083,105
NET ASSETS	100.0%	$172,718,696

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Forte Biosciences, Inc.	2/19/20	$987,221	0.49%	$987,221	0.57%
Palantir Technologies, Inc., Cl. A	10/7/14	106,559	0.05%	94,162	0.06%
Palantir Technologies, Inc., Cl. B	10/7/14	441,023	0.22%	384,025	0.22%
Palantir Technologies, Inc., Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	173,492	0.10%
Tolero CDR	2/6/17	315,501	0.19%	1,829,183	1.06%
Total				$3,518,114	2.04%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—57.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
Mercury Systems, Inc.*	15,539	$1,385,457

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Lululemon Athletica, Inc.*	3,198	714,689

APPAREL RETAIL—1.0%
Burlington Stores, Inc.*	4,641	847,864

APPLICATION SOFTWARE—10.9%
ANSYS, Inc.*	4,831	1,264,902
Atlassian Corp. PLC, Cl. A*	4,942	768,432
Coupa Software, Inc.*	4,190	737,817
Dynatrace, Inc.*	25,721	767,772
Everbridge, Inc.*	6,133	683,094
Fair Isaac Corp.*	942	332,469
HubSpot, Inc.*	1,686	284,310
RingCentral, Inc., Cl. A*	4,593	1,049,638
Smartsheet, Inc., Cl. A*	13,437	708,399
The Trade Desk, Inc., Cl. A*	3,361	983,361
Tyler Technologies, Inc.*	3,796	1,217,339
Zoom Video Communications, Inc., Cl. A*	5,142	695,044
		9,492,577
BIOTECHNOLOGY—0.8%
Moderna, Inc.*	14,536	668,511

CASINOS & GAMING—1.8%
DraftKings, Inc., Cl. A*	77,995	1,517,783

COMMUNICATIONS EQUIPMENT—0.9%
Motorola Solutions, Inc.	5,364	771,397

DATA PROCESSING & OUTSOURCED SERVICES—1.4%
NIC, Inc.	49,465	1,198,537

ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Waste Connections, Inc.	13,115	1,126,710

FINANCIAL EXCHANGES & DATA—3.3%
MarketAxess Holdings, Inc.	4,023	1,830,505
Tradeweb Markets, Inc., Cl. A	19,926	1,039,340
		2,869,845
HEALTHCARE EQUIPMENT—9.3%
Cantel Medical Corp.	33,133	1,225,921
Danaher Corp.	3,255	532,062
DexCom, Inc.*	4,758	1,594,882
IDEXX Laboratories, Inc.*	2,337	648,751
Inogen, Inc.*	27,639	1,381,950
Intuitive Surgical, Inc.*	1,098	560,946
Masimo Corp.*	6,688	1,430,630
Mesa Laboratories, Inc.	3,227	768,026
		8,143,168
HEALTHCARE SUPPLIES—5.7%
OraSure Technologies, Inc.*	78,385	1,249,457
Quidel Corp.*	21,161	2,941,379

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—57.9% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—5.7% (CONT.)
Silk Road Medical, Inc.*	17,273	$723,393
		4,914,229
HEALTHCARE TECHNOLOGY—3.6%
Teladoc Health, Inc.*	10,738	1,767,368
Veeva Systems, Inc., Cl. A*	6,828	1,302,782
		3,070,150
INTERACTIVE HOME ENTERTAINMENT—1.3%
Activision Blizzard, Inc.	17,359	1,106,289

INTERNET & DIRECT MARKETING RETAIL—3.5%
Chewy, Inc., Cl. A*	26,688	1,153,989
Etsy, Inc.*	11,119	721,290
MercadoLibre, Inc.*	1,908	1,113,337
		2,988,616
INTERNET SERVICES & INFRASTRUCTURE—1.7%
Okta, Inc., Cl. A*	4,066	615,186
Shopify, Inc., Cl. A*	1,335	844,107
		1,459,293
LEISURE FACILITIES—2.0%
Planet Fitness, Inc., Cl. A*	12,503	754,306
Vail Resorts, Inc.	5,635	963,585
		1,717,891
LIFE SCIENCES TOOLS & SERVICES—1.3%
Bio-Techne Corp.	4,938	1,111,050

PHARMACEUTICALS—1.1%
Zoetis, Inc., Cl. A	7,601	982,885

RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc., Cl. A*	767	673,848

SEMICONDUCTORS—0.9%
Universal Display Corp.	5,279	792,483

SYSTEMS SOFTWARE—1.2%
Crowdstrike Holdings, Inc., Cl. A*	15,344	1,038,175

TRADING COMPANIES & DISTRIBUTORS—1.7%
SiteOne Landscape Supply, Inc.*	16,446	1,457,609

TOTAL COMMON STOCKS
(Cost $42,035,224)		50,049,056
Total Investments
(Cost $42,035,224)	57.9%	$50,049,056
Unaffiliated Securities (Cost $42,035,224)		50,049,056
Other Assets in Excess of Liabilities	42.1%	36,317,482
NET ASSETS	100.0%	$86,366,538

*       Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—95.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
Kratos Defense & Security Solutions, Inc.*	727,450	$10,926,299

AIR FREIGHT & LOGISTICS—0.6%
XPO Logistics, Inc.*	57,484	3,836,482

APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Canada Goose Holdings, Inc.*	309,288	7,376,519

APPLICATION SOFTWARE—22.6%
Altair Engineering, Inc., Cl. A*	66,695	2,200,268
Avalara, Inc.*	162,947	14,562,573
Bill.com Holdings, Inc.*	16,603	977,751
Cerence, Inc.*	74,127	1,568,527
Ebix, Inc.	306,182	6,408,389
Everbridge, Inc.*	179,998	20,048,177
Globant SA*	123,274	14,259,104
HubSpot, Inc.*	79,798	13,456,337
LivePerson, Inc.*	30,286	725,047
Mimecast Ltd.*	14,983	612,805
Paylocity Holding Corp.*	272,190	31,173,920
Pluralsight, Inc., Cl. A*	268,203	4,409,257
SPS Commerce, Inc.*	214,372	11,899,790
The Trade Desk, Inc., Cl. A*	67,789	19,833,706
		142,135,651
ASSET MANAGEMENT & CUSTODY BANKS—3.0%
Hamilton Lane, Inc., Cl. A	293,310	19,021,153

BIOTECHNOLOGY—5.7%
ACADIA Pharmaceuticals, Inc.*	383,828	18,542,731
Natera, Inc.*	59,856	2,217,066
Portola Pharmaceuticals, Inc.*	111,966	792,719
Puma Biotechnology, Inc.*	828,169	8,323,098
Ultragenyx Pharmaceutical, Inc.*	91,432	5,525,236
		35,400,850
CONSUMER FINANCE—0.3%
LendingTree, Inc.*	6,695	1,669,532

EDUCATION SERVICES—6.1%
Chegg, Inc.*	886,788	37,910,187

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Novanta, Inc.*	49,480	4,299,317

ENVIRONMENTAL & FACILITIES SERVICES—4.6%
Casella Waste Systems, Inc., Cl. A*	617,239	28,627,545

GENERAL MERCHANDISE STORES—3.0%
Ollie’s Bargain Outlet Holdings, Inc.*	280,002	19,014,936

HEALTHCARE DISTRIBUTORS—2.0%
PetIQ, Inc., Cl. A*	439,323	12,564,638

HEALTHCARE EQUIPMENT—11.8%
Glaukos Corp.*	415,280	15,236,623
Insulet Corp.*	116,475	23,262,387

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—95.5% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—11.8% (CONT.)
Nevro Corp.*	299,782	$35,266,355
		73,765,365
HEALTHCARE FACILITIES—1.2%
US Physical Therapy, Inc.	101,983	7,699,717

HEALTHCARE SUPPLIES—0.3%
Silk Road Medical, Inc.*	52,495	2,198,491

HEALTHCARE TECHNOLOGY—1.8%
Tabula Rasa HealthCare, Inc.*	182,165	11,538,331

INSURANCE BROKERS—1.4%
eHealth, Inc.*	48,035	5,125,335
Goosehead Insurance, Inc., Cl. A*	66,031	3,706,980
		8,832,315
INTERNET & DIRECT MARKETING RETAIL—2.1%
Wayfair, Inc., Cl. A*	107,126	13,287,909

IT CONSULTING & OTHER SERVICES—5.2%
EPAM Systems, Inc.*	149,260	32,970,041

LEISURE FACILITIES—2.6%
Planet Fitness, Inc., Cl. A*	271,363	16,371,330

LIFE SCIENCES TOOLS & SERVICES—1.4%
NeoGenomics, Inc.*	320,542	8,763,618

MANAGED HEALTHCARE—2.8%
Progyny, Inc.*	760,866	17,827,090

PHARMACEUTICALS—0.3%
Aerie Pharmaceuticals, Inc.*	133,615	2,036,293

REAL ESTATE SERVICES—5.1%
FirstService Corp.	370,312	32,061,613

REGIONAL BANKS—1.5%
Signature Bank	90,037	9,650,166

RESTAURANTS—0.3%
Wingstop, Inc.	14,360	1,683,997

SEMICONDUCTORS—0.8%
Impinj, Inc.*	226,535	5,087,976

SYSTEMS SOFTWARE—2.2%
Rapid7, Inc.*	296,927	13,525,025

THRIFTS & MORTGAGE FINANCE—0.3%
Axos Financial, Inc.*	91,657	2,112,694

TRADING COMPANIES & DISTRIBUTORS—2.9%
SiteOne Landscape Supply, Inc.*	208,392	18,469,783

TOTAL COMMON STOCKS
(Cost $511,099,689)		600,664,863

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	182,864
(Cost $1,041,633)		182,864

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $512,141,322)	95.5%	$600,847,727

Affiliated Securities (Cost $1,041,633)		182,864
Unaffiliated Securities (Cost $511,099,689)		600,664,863
Other Assets in Excess of Liabilities	4.5%	28,276,580
NET ASSETS	100.0%	$629,124,307

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$1,041,633	0.10%	$182,864	0.03%
Total				$182,864	0.03%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—88.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
Hexcel Corp.	9,589	$331,684
Mercury Systems, Inc.*	29,493	2,629,595
		2,961,279
ALTERNATIVE CARRIERS—0.8%
Bandwidth, Inc., Cl. A*	16,805	1,370,616

APPAREL RETAIL—1.1%
Burlington Stores, Inc.*	10,958	2,001,917

APPLICATION SOFTWARE—19.3%
ACI Worldwide, Inc.*	84,623	2,318,670
Avalara, Inc.*	57,389	5,128,855
Beneftfocus, Inc.*	23,740	257,104
Bill.com Holdings, Inc.*	13,836	814,802
Blackbaud, Inc.	31,230	1,725,770
Blackline, Inc.*	14,593	886,379
Coupa Software, Inc.*	14,692	2,587,114
Everbridge, Inc.*	30,369	3,382,499
Guidewire Software, Inc.*	21,822	1,982,310
HubSpot, Inc.*	15,186	2,560,815
Manhattan Associates, Inc.*	21,311	1,511,802
Medallia, Inc.*	1,766	37,934
Paycom Software, Inc.*	11,592	3,025,744
Q2 Holdings, Inc.*	34,462	2,747,311
Smartsheet, Inc., Cl. A*	23,611	1,244,772
SPS Commerce, Inc.*	24,866	1,380,312
Tyler Technologies, Inc.*	7,572	2,428,265
		34,020,458
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Affiliated Managers Group, Inc.	17,182	1,202,053
Ares Management Corp., Cl. A	11,888	398,842
WisdomTree Investments, Inc.	300,487	973,578
		2,574,473
BIOTECHNOLOGY—3.3%
CareDx, Inc.*	106,657	2,706,954
Exact Sciences Corp.*	14,708	1,161,638
Moderna, Inc.*	23,200	1,066,968
Portola Pharmaceuticals, Inc.*	20,047	141,933
Turning Point Therapeutics, Inc.*	12,916	665,303
		5,742,796
CASINOS & GAMING—1.4%
DraftKings, Inc., Cl. A*	97,002	1,887,659
Penn National Gaming, Inc.*	29,112	518,776
		2,406,435
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	17,348	669,633

ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Sunrun, Inc.*	44,513	624,517

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—88.2% (CONT.)	SHARES	VALUE
ELECTRONIC COMPONENTS—0.8%
Dolby Laboratories, Inc., Cl. A	23,069	$1,384,832

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.5%
Cognex Corp.	46,587	2,573,466

FINANCIAL EXCHANGES & DATA—0.9%
Tradeweb Markets, Inc., Cl. A	29,076	1,516,604

GENERAL MERCHANDISE STORES—0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	11,453	777,773

HEALTHCARE EQUIPMENT—13.2%
ABIOMED, Inc.*	14,580	2,788,425
Cantel Medical Corp.	50,493	1,868,241
CryoPort, Inc.*	44,672	841,620
DexCom, Inc.*	17,121	5,738,959
Inmode Ltd.*	11,631	302,639
Inogen, Inc.*	20,066	1,003,300
Insulet Corp.*	37,975	7,584,367
Tandem Diabetes Care, Inc.*	40,142	3,202,529
		23,330,080
HEALTHCARE SERVICES—0.6%
1Life Healthcare, Inc.*	8,883	219,144
Guardant Health, Inc.*	10,540	811,158
		1,030,302
HEALTHCARE SUPPLIES—8.7%
Neogen Corp.*	56,867	3,559,306
Quidel Corp.*	85,164	11,837,796
		15,397,102
HEALTHCARE TECHNOLOGY—7.6%
Teladoc Health, Inc.*	20,065	3,302,498
Veeva Systems, Inc., Cl. A*	45,929	8,763,254
Vocera Communications, Inc.*	74,674	1,415,819
		13,481,571
HOMEFURNISHING RETAIL—0.3%
Bed Bath & Beyond, Inc.	72,849	450,935

HYPERMARKETS & SUPER CENTERS—1.0%
BJ’s Wholesale Club Holdings, Inc.*	67,093	1,765,217

INSURANCE BROKERS—0.5%
eHealth, Inc.*	8,927	952,511

INTERACTIVE HOME ENTERTAINMENT—0.3%
Take-Two Interactive Software, Inc.*	4,659	563,972

INTERNET & DIRECT MARKETING RETAIL—0.4%
Grubhub, Inc.*	14,923	713,170

INTERNET SERVICES & INFRASTRUCTURE—3.3%
Shopify, Inc., Cl. A*	9,075	5,738,032

INVESTMENT BANKING & BROKERAGE—0.3%
Moelis & Co., Cl. A	15,191	453,755

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—88.2% (CONT.)	SHARES	VALUE
LEISURE FACILITIES—0.6%
Planet Fitness, Inc., Cl. A*	18,384	$1,109,107

LIFE SCIENCES TOOLS & SERVICES—8.3%
10X Genomics, Inc., Cl. A*	11,065	883,761
Bio-Techne Corp.	30,982	6,970,950
NanoString Technologies, Inc.*	64,131	2,036,801
NeoGenomics, Inc.*	61,371	1,677,883
PRA Health Sciences, Inc.*	15,488	1,494,592
Repligen Corp.*	13,572	1,576,388
		14,640,375
MANAGED HEALTHCARE—1.1%
HealthEquity, Inc.*	33,320	1,874,916

MOVIES & ENTERTAINMENT—0.9%
Live Nation Entertainment, Inc.*	36,757	1,649,287

OIL & GAS EXPLORATION & PRODUCTION—0.5%
Magnolia Oil & Gas Corp., Cl. A*	150,277	972,292

PHARMACEUTICALS—0.4%
Aerie Pharmaceuticals, Inc.*	51,050	778,002

REGIONAL BANKS—0.3%
Webster Financial Corp.	16,937	478,470

RESTAURANTS—1.4%
Shake Shack, Inc., Cl. A*	14,599	795,791
Wingstop, Inc.	13,971	1,638,380
		2,434,171
SEMICONDUCTOR EQUIPMENT—0.4%
SolarEdge Technologies, Inc.*	6,240	696,322

SEMICONDUCTORS—0.9%
Universal Display Corp.	10,579	1,588,119

SPECIALTY CHEMICALS—1.4%
Balchem Corp.	28,622	2,554,227

SPECIALTY STORES—0.6%
Five Below, Inc.*	7,595	684,765
Sportsman’s Warehouse Holdings, Inc.*	57,101	408,843
		1,093,608
SYSTEMS SOFTWARE—1.7%
Proofpoint, Inc.*	24,560	2,989,689
TOTAL COMMON STOCKS
(Cost $85,467,720)		155,360,031

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	40,044
(Cost $228,096)		40,044

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*@,(b),(c)	174,782	$541,824
(Cost $94,483)		541,824

REAL ESTATE INVESTMENT TRUST—3.1%	SHARES	VALUE
SPECIALIZED—3.1%
Digital Realty Trust, Inc.	36,880	5,513,191
(Cost $4,708,470)		5,513,191
Total Investments
(Cost $90,498,769)	91.6%	$161,455,090
Affiliated Securities (Cost $228,096)		40,044
Unaffiliated Securities (Cost $90,270,673)		161,415,046
Other Assets in Excess of Liabilities	8.4%	14,798,927
NET ASSETS	100.0%	$176,254,017

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$228,096	0.10%	$40,044	0.02%
Tolero CDR	2/6/17	94,483	0.08%	541,824	0.31%
Total				$581,868	0.33%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—91.7%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
Mercury Systems, Inc.*	1,572,692	$140,221,219

APPLICATION SOFTWARE—24.5%
Alteryx, Inc., Cl. A*	448,983	50,815,896
ANSYS, Inc.*	429,383	112,425,351
Avalara, Inc.*	934,903	83,552,281
Blackline, Inc.*	1,166,122	70,830,250
Coupa Software, Inc.*	263,597	46,416,796
Datadog, Inc., Cl. A*	1,099,912	49,628,029
Everbridge, Inc.*	1,177,181	131,114,420
Guidewire Software, Inc.*	694,337	63,073,573
Medallia, Inc.*	1,863,527	40,028,560
Model N, Inc.*	1,772,448	51,152,849
Paycom Software, Inc.*	264,800	69,118,096
Pluralsight, Inc., Cl. A*	1,528,271	25,124,775
PROS Holdings, Inc.*	1,295,065	44,537,285
Q2 Holdings, Inc.*	891,246	71,050,131
Smartsheet, Inc., Cl. A*	548,769	28,931,102
Tyler Technologies, Inc.*	251,351	80,605,752
		1,018,405,146
BIOTECHNOLOGY—5.2%
CareDx, Inc.*	4,293,058	108,957,812
Natera, Inc.*	2,905,971	107,637,166
		216,594,978
EDUCATION SERVICES—2.1%
Chegg, Inc.*	2,059,501	88,043,668

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.3%
Cognex Corp.	1,751,527	96,754,352
FLIR Systems, Inc.	963,403	41,811,690
		138,566,042
HEALTHCARE DISTRIBUTORS—1.3%
PetIQ, Inc., Cl. A*	1,934,447	55,325,184

HEALTHCARE EQUIPMENT—19.9%
ABIOMED, Inc.*	452,527	86,545,789
AtriCure, Inc.*	1,415,312	61,028,253
Cantel Medical Corp.	2,099,995	77,699,815
CryoPort, Inc.*	3,838,759	72,322,219
Glaukos Corp.*	677,247	24,848,192
Heska Corp.*	958,142	67,836,454
Inogen, Inc.*	1,243,109	62,155,450
Insulet Corp.*	604,724	120,775,477
Nevro Corp.*	895,476	105,343,797
Tactile Systems Technology, Inc.*	1,739,181	89,776,523
Tandem Diabetes Care, Inc.*	750,811	59,899,702
		828,231,671
HEALTHCARE SERVICES—1.1%
Guardant Health, Inc.*	602,920	46,400,723

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—91.7% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—7.3%
Neogen Corp.*	1,531,679	$95,867,789
Quidel Corp.*	1,509,247	209,785,333
		305,653,122
HEALTHCARE TECHNOLOGY—5.1%
Teladoc Health, Inc.*	416,529	68,556,508
Veeva Systems, Inc., Cl. A*	755,764	144,199,771
		212,756,279
INSURANCE BROKERS—1.6%
eHealth, Inc.*	623,826	66,562,234

INTERNET SERVICES & INFRASTRUCTURE—1.1%
Shopify, Inc., Cl. A*	75,260	47,586,145

LIFE SCIENCES TOOLS & SERVICES—5.1%
Bio-Techne Corp.	530,547	119,373,075
Repligen Corp.*	797,853	92,670,626
		212,043,701
MANAGED HEALTHCARE—2.0%
HealthEquity, Inc.*	1,480,679	83,317,807

RESTAURANTS—4.3%
Shake Shack, Inc., Cl. A*	616,116	33,584,483
Wingstop, Inc.	1,246,810	146,213,409
		179,797,892
SEMICONDUCTORS—1.4%
Monolithic Power Systems, Inc.	288,180	57,610,064

SPECIALTY CHEMICALS—1.1%
Balchem Corp.	506,173	45,170,879

SYSTEMS SOFTWARE—1.9%
Proofpoint, Inc.*	661,646	80,542,168
TOTAL COMMON STOCKS
(Cost $3,103,970,360)		3,822,828,922

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY-0.0%
Tolero CDR*,@,(a),(b)	11,905	36,906
(Cost $6,436)		36,906
Total Investments
(Cost $3,103,976,796)	91.7%	$3,822,865,828
Unaffiliated Securities (Cost $3,103,976,796)		3,822,865,828
Other Assets in Excess of Liabilities	8.3%	346,351,365
NET ASSETS	100.0%	$4,169,217,193

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Tolero CDR	2/6/17	$6,436	0.00%	$36,906	0.00%
Total				$36,906	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—97.7%	SHARES	VALUE
AUSTRALIA-3.8%
APPLICATION SOFTWARE—2.0%
Technology One Ltd.	376,333	$2,308,987
HEALTHCARE SUPPLIES—1.8%
Nanosonics Ltd.*	490,062	2,184,270
TOTAL AUSTRALIA
(Cost $3,651,355)		4,493,257

BRAZIL-1.6%
EDUCATION SERVICES—1.6%
Arco Platform Ltd., Cl. A*	37,923	1,904,493
(Cost $1,626,073)

CANADA-3.9%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Brookfield Asset Management, Inc., Cl. A	40,000	1,352,800
GOLD—2.8%
Kirkland Lake Gold Ltd.	78,900	3,268,038
TOTAL CANADA
(Cost $3,799,519)		4,620,838

CHINA-7.8%
CONSTRUCTION MACHINERY & HEAVY TRUCKS—2.0%
Sany Heavy Industry Co., Ltd., Cl. A	849,940	2,324,969
INTERACTIVE MEDIA & SERVICES—3.4%
Tencent Holdings Ltd.	78,200	4,111,009
INTERNET & DIRECT MARKETING RETAIL—2.4%
Alibaba Group Holding Ltd.#,*	14,400	2,918,448
TOTAL CHINA
(Cost $8,564,512)		9,354,426

DENMARK-5.5%
AIR FREIGHT & LOGISTICS—2.0%
DSV PANALPINA AS	23,600	2,451,595
APPLICATION SOFTWARE—1.7%
Netcompany Group AS*,(a)	38,200	1,973,150
BIOTECHNOLOGY—1.8%
Genmab AS*	9,200	2,211,133
TOTAL DENMARK
(Cost $5,566,800)		6,635,878

FRANCE-9.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.5%
LVMH Moet Hennessy Louis Vuitton SE	7,700	2,976,358
LIFE SCIENCES TOOLS & SERVICES—3.0%
Eurofins Scientific SE	6,550	3,622,773
RESEARCH & CONSULTING SERVICES—2.7%
Teleperformance	14,057	3,148,466

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
FRANCE-9.2% (CONT.)
SEMICONDUCTORS—1.0%
STMicroelectronics NV	47,300	$1,217,878
TOTAL FRANCE
(Cost $9,582,071)		10,965,475

GERMANY—5.0%
AUTOMOBILE MANUFACTURERS—1.3%
Bayerische Motoren Werke AG	27,000	1,588,064
ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
Varta AG*	26,859	2,225,527
FOOTWEAR—1.8%
Puma SE*	35,300	2,217,085
TOTAL GERMANY
(Cost $6,056,237)		6,030,676

HONG KONG—2.6%
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Samsonite International SA(a)	1,867,000	1,588,147
INDUSTRIAL MACHINERY—1.3%
Techtronic Industries Co., Ltd.	198,000	1,501,366
TOTAL HONG KONG
(Cost $3,240,043)		3,089,513

INDIA—1.6%
DIVERSIFIED BANKS—1.6%
HDFC Bank Ltd.#	44,300	1,920,405
(Cost $1,658,708)

IRELAND-2.9%
PACKAGED FOODS & MEATS—2.9%
Kerry Group PLC, Cl. A	30,541	3,503,657
(Cost $3,254,008)

ITALY-6.3%
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Moncler SpA	59,786	2,248,060
AUTOMOBILE MANUFACTURERS—2.7%
Ferrari NV	21,062	3,277,668
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Nexi SpA*	134,300	2,036,973
TOTAL ITALY
(Cost $6,345,985)		7,562,701

JAPAN-13.4%
CONSTRUCTION & ENGINEERING—2.0%
JTOWER, Inc.*	67,800	2,392,711
ELECTRONIC COMPONENTS—2.5%
Murata Manufacturing Co., Ltd.	53,800	3,031,469
HEALTHCARE SUPPLIES—2.4%
Hoya Corp.	31,200	2,845,232

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
JAPAN-13.4% (CONT.)
INDUSTRIAL MACHINERY—1.4%
FANUC Corp.	10,400	$1,697,419
INTERACTIVE HOME ENTERTAINMENT—2.5%
Nintendo Co., Ltd.	7,300	3,014,348
SEMICONDUCTOR EQUIPMENT—2.6%
Lasertec Corp.	46,099	3,048,829
TOTAL JAPAN
(Cost $13,994,367)		16,030,008

NETHERLANDS-7.0%
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Adyen NV*,(a)	2,650	2,616,729
SEMICONDUCTOR EQUIPMENT—2.4%
ASML Holding NV	9,900	2,891,250
SEMICONDUCTORS—2.4%
NXP Semiconductors NV	29,300	2,917,401
TOTAL NETHERLANDS
(Cost $6,812,227)		8,425,380

NEW ZEALAND—4.6%
APPLICATION SOFTWARE—2.0%
Xero Ltd.*	46,600	2,382,835
PACKAGED FOODS & MEATS—2.6%
a2 Milk Co., Ltd.*	265,000	3,125,776
TOTAL NEW ZEALAND
(Cost $4,247,518)		5,508,611

RUSSIA-1.4%
INTEGRATED OIL & GAS—1.4%
LUKOIL PJSC#	25,000	1,630,944
(Cost $1,751,205)

SOUTH KOREA—2.2%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.2%
Samsung Electronics Co., Ltd.	64,200	2,647,614
(Cost $2,805,071)

SPAIN-2.7%
BIOTECHNOLOGY—2.7%
Grifols SA#	157,341	3,194,022
(Cost $3,254,011)

SWEDEN-3.8%
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
EQT AB*	175,898	2,430,326
HEALTHCARE EQUIPMENT—1.8%
Getinge AB, Cl. B	108,549	2,080,346
TOTAL SWEDEN
(Cost $3,858,547)		4,510,672

SWITZERLAND-5.3%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
Partners Group Holding AG	4,284	3,375,091

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—97.7% (CONT.)	SHARES	VALUE
SWITZERLAND-5.3% (CONT.)
SPECIALTY CHEMICALS—2.5%
Sika AG	18,000	$2,976,595
TOTAL SWITZERLAND
(Cost $5,631,769)		6,351,686

UNITED KINGDOM—4.8%
FINANCIAL EXCHANGES & DATA—2.8%
London Stock Exchange Group PLC	35,600	3,332,181
PHARMACEUTICALS—2.0%
AstraZeneca PLC	22,700	2,374,335
TOTAL UNITED KINGDOM
(Cost $4,124,713)		5,706,516

UNITED STATES—2.3%
APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Lululemon Athletica, Inc.*	12,391	2,769,141
(Cost $2,149,664)
TOTAL COMMON STOCKS
(Cost $101,974,403)		116,855,913
Total Investments
(Cost $101,974,403)	97.7%	$116,855,913
Unaffiliated Securities (Cost $101,974,403)		116,855,913
Other Assets in Excess of Liabilities	2.3%	2,758,843
NET ASSETS	100.0%	$119,614,756

#	American Depositary Receipts.
(a)	Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 5.2% of the net assets of the Fund.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2020 (Unaudited)

COMMON STOCKS—95.4%	SHARES	VALUE
BIOTECHNOLOGY—27.7%
AbbVie, Inc.	80,000	$6,576,000
Acceleron Pharma, Inc.*	12,000	1,086,360
Akebia Therapeutics, Inc.*	55,000	445,500
Alexion Pharmaceuticals, Inc.*	17,000	1,826,990
Alnylam Pharmaceuticals, Inc.*	6,000	790,200
Amarin Corp. PLC#,*	72,000	547,920
Argenx SE#,*	7,000	1,025,430
Arrowhead Pharmaceuticals, Inc.*	18,000	619,740
Ascendis Pharma AS#,*	5,000	678,650
Aurinia Pharmaceuticals, Inc.*	56,000	965,440
BioMarin Pharmaceutical, Inc.*	16,975	1,562,040
BioNTech SE#,*	6,000	284,880
Black Diamond Therapeutics, Inc.*	16,000	592,640
Calithera Biosciences, Inc.*	20,000	122,600
Castle Biosciences, Inc.*	16,000	494,880
ChemoCentryx, Inc.*	30,000	1,590,300
Epizyme, Inc.*	35,000	576,100
Exact Sciences Corp.*	7,000	552,860
FibroGen, Inc.*	18,000	664,020
Five Prime Therapeutics, Inc.*	50,000	164,000
Forte Biosciences, Inc.*,@,(a)	1,003,790	1,080,981
Genmab AS#,*	55,000	1,338,150
Gilead Sciences, Inc.	90,000	7,560,000
GlycoMimetics, Inc.*	55,000	153,450
Halozyme Therapeutics, Inc.*	70,000	1,585,850
Immunomedics, Inc.*	57,500	1,746,850
Incyte Corp.*	4,000	390,640
InflaRx NV*	15,000	106,050
Inovio Pharmaceuticals, Inc.*	40,000	481,200
Iovance Biotherapeutics, Inc.*	30,000	964,500
Kodiak Sciences, Inc.*	3,000	163,650
MeiraGTx Holdings PLC*	38,000	523,260
Mirati Therapeutics, Inc.*	9,000	765,360
Moderna, Inc.*	45,000	2,069,550
Principia Biopharma, Inc.*	3,000	186,540
Regeneron Pharmaceuticals, Inc.*	10,000	5,258,800
REGENXBIO, Inc.*	13,000	517,660
Rocket Pharmaceuticals, Inc.*	22,000	325,600
Sarepta Therapeutics, Inc.*	56,000	6,601,280
Seattle Genetics, Inc.*	17,000	2,332,910
TG Therapeutics, Inc.*	41,000	482,160
Trillium Therapeutics, Inc.*	20,000	88,400
Turning Point Therapeutics, Inc.*	40,000	2,060,400
Twist Bioscience Corp.*	29,000	948,600
Vertex Pharmaceuticals, Inc.*	43,000	10,801,600
Zymeworks, Inc.*	22,000	803,660
		70,503,651

THE ALGER FUNDS ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—21.2%
Abbott Laboratories	70,108	$6,456,246
Baxter International, Inc.	38,000	3,373,640
Beyond Air, Inc.*	25,000	184,250
Boston Scientific Corp.*	45,000	1,686,600
Cantel Medical Corp.	22,000	814,000
Danaher Corp.	45,000	7,355,700
DexCom, Inc.*	31,000	10,391,200
Edwards Lifesciences Corp.*	6,000	1,305,000
Hill-Rom Holdings, Inc.	15,000	1,687,350
Hologic, Inc.*	39,000	1,953,900
Insulet Corp.*	24,000	4,793,280
Intuitive Surgical, Inc.*	3,500	1,788,080
Masimo Corp.*	13,000	2,780,830
Nevro Corp.*	14,000	1,646,960
ResMed, Inc.	8,000	1,242,560
Sartorius AG	9,000	2,528,127
Stryker Corp.	15,000	2,796,450
Tandem Diabetes Care, Inc.*	15,000	1,196,700
		53,980,873
HEALTHCARE SERVICES—3.3%
1Life Healthcare, Inc.*	13,043	321,771
Catasys, Inc.*	17,000	517,480
Cigna Corp.	22,500	4,405,050
Guardant Health, Inc.*	40,734	3,134,888
		8,379,189
HEALTHCARE SUPPLIES—1.2%
OraSure Technologies, Inc.*	55,000	876,700
Quidel Corp.*	11,000	1,529,000
West Pharmaceutical Services, Inc.	3,000	567,780
		2,973,480
HEALTHCARE TECHNOLOGY—2.8%
Livongo Health, Inc.*	14,000	560,140
Phreesia, Inc.*	23,353	592,933
Schrodinger, Inc.*	21,301	988,366
Teladoc Health, Inc.*	25,407	4,181,738
Veeva Systems, Inc., Cl. A*	4,000	763,200
		7,086,377
INSURANCE BROKERS—1.0%
eHealth, Inc.*	23,534	2,511,078

INTERNET & DIRECT MARKETING RETAIL—0.1%
Chewy, Inc., Cl. A*	6,000	259,440

LIFE SCIENCES TOOLS & SERVICES—5.7%
10X Genomics, Inc., Cl. A*	11,000	878,570
Adaptive Biotechnologies Corp.*	20,171	645,674
Bio-Rad Laboratories, Inc., Cl. A*	3,500	1,540,350
Illumina, Inc.*	3,000	957,090
Lonza Group AG	4,500	1,964,486

THE ALGER FUNDS ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—5.7% (CONT.)
Repligen Corp.*	15,000	$1,742,250
Thermo Fisher Scientific, Inc.	20,000	6,693,600
		14,422,020
MANAGED HEALTHCARE—7.5%
Humana, Inc.	14,500	5,536,390
Molina Healthcare, Inc.*	11,000	1,803,670
UnitedHealth Group, Inc.	40,000	11,698,800
		19,038,860
PHARMACEUTICALS—24.9%
Aerie Pharmaceuticals, Inc.*	55,000	838,200
Allergan PLC	20,000	3,746,800
AstraZeneca PLC#	115,000	6,012,200
Axsome Therapeutics, Inc.*	21,000	1,995,630
Bristol-Myers Squibb Co.	133,000	8,087,730
Cassava Sciences, Inc.*	10,000	76,350
Clearside Biomedical, Inc.*	40,000	79,200
Eli Lilly & Co.	60,000	9,278,400
Emmaus Life Sciences, Inc.*	304,546	380,683
Fulcrum Therapeutics, Inc.*	16,281	205,466
GW Pharmaceuticals PLC#,*	34,000	3,404,760
Horizon Therapeutics PLC*	10,000	360,400
Johnson & Johnson	10,000	1,500,400
Kala Pharmaceuticals, Inc.*	10,000	99,600
Merck & Co., Inc.	70,000	5,553,800
Novartis AG#,(b)	61,000	5,168,530
Novo Nordisk AS#	33,000	2,089,890
Ocular Therapeutix, Inc.*	70,000	403,200
Pfizer, Inc.	100,000	3,836,000
Provention Bio, Inc.*	7,000	80,080
Reata Pharmaceuticals, Inc., Cl. A*	8,500	1,344,360
Roche Holding AG#	90,000	3,912,300
Sanofi#	20,000	936,600
Zoetis, Inc., Cl. A	27,000	3,491,370
Zogenix, Inc.*	15,000	423,450
		63,305,399
TOTAL COMMON STOCKS
(Cost $192,560,440)		242,460,367

PREFERRED STOCKS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc., Series D*,@,(a),(c)	897,366	708,919
(Cost $4,038,147)		708,919

RIGHTS—2.6%	SHARES	VALUE
BIOTECHNOLOGY—2.4%
Tolero CDR*,@,(a),(d)	1,956,996	6,066,688

THE ALGER FUNDS ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2020 (Unaudited) (Continued)

RIGHTS—2.6% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.2%
Bristol-Myers Squibb Co.*	117,143	$528,315
TOTAL RIGHTS
(Cost $1,342,265)		6,595,003

REAL ESTATE INVESTMENT TRUST—0.6%	SHARES	VALUE
OFFICE—0.6%
Alexandria Real Estate Equities, Inc.	10,000	1,570,900
(Cost $1,463,124)		1,570,900
Total Investments
(Cost $199,403,976)	98.9%	$251,335,189
Affiliated Securities (Cost $4,038,147)		708,919
Unaffiliated Securities (Cost $195,365,829)		250,626,270
Other Assets in Excess of Liabilities	1.1%	2,789,912
NET ASSETS	100.0%	$254,125,101

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	All or a portion of this security is segregated as collateral for repayment of the payable for interfund loans in accordance with the terms and conditions of the application and order of exemption that was granted by the Securities and Exchange Commission dated August 11, 2009.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(d)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2020
Forte Biosciences, Inc.	2/19/20	$1,080,981	0.50%	$1,080,981	0.42%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	708,919	0.28%
Tolero CDR	2/6/17	1,044,373	0.90%	6,066,688	2.39%
Total				$7,856,588	3.09%

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited)

	Alger Capital
	Appreciation Fund		Alger 25 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,834,152,643		$17,471,253
Cash and cash equivalents	21,533,455		761,152
Receivable for investment securities sold	29,606,284		35,033
Receivable for shares of beneficial interest sold	4,021,297		—
Dividends and interest receivable	728,152		—
Receivable from Investment Manager	—		11,283
Prepaid expenses	243,548		23,764
Total Assets	2,890,285,379		18,302,485
LIABILITIES:
Payable for investment securities purchased	26,476,341		389,849
Payable for shares of beneficial interest redeemed	4,151,562		—
Accrued investment advisory fees	1,673,370		41,868
Accrued transfer agent fees	651,477		165
Accrued distribution fees	385,843		—
Accrued printing fees	129,405		484
Accrued fund accounting fees	68,143		1,332
Accrued administrative fees	59,699		370
Accrued professional fees	33,251		18,011
Accrued shareholder administrative fees	28,503		159
Accrued custodian fees	27,188		9,648
Accrued trustee fees	7,811		37
Accrued tax payable	1,944		1,438
Accrued other expenses	1,600		1,270
Total Liabilities	33,696,137		464,631
NET ASSETS	$2,856,589,242		$17,837,854

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,733,767,343		14,428,055
Distributable earnings	1,122,821,899		3,409,799
NET ASSETS	$2,856,589,242		$17,837,854
* Identified cost	$1,838,990,067	(a)	$14,313,133	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Capital
	Appreciation Fund	Alger 25 Fund
NET ASSETS BY CLASS:
Class A	$1,151,250,770	$—
Class B	$7,654,548	$—
Class C	$209,353,793	$—
Class P	$—	$17,297,041
Class P-2	$—	$540,813
Class Z	$1,488,330,131	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	41,991,057	—
Class B	381,455	—
Class C	10,358,949	—
Class P	—	1,294,346
Class P-2	—	40,345
Class Z	52,220,877	—
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$27.42	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.94	$—
Class B — Net Asset Value Per Share Class B	$20.07	$—
Class C — Net Asset Value Per Share Class C	$20.21	$—
Class P — Net Asset Value Per Share Class P	$—	$13.36
Class P-2 — Net Asset Value Per Share Class P-2	$—	$13.40
Class Z — Net Asset Value Per Share Class Z	$28.50	$—

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,863,919,556, amounted to $970,233,087which consisted of aggregate gross unrealized appreciation of $1,023,670,610 and aggregate gross unrealized depreciation of $53,437,523.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,399,917, amounted to $3,071,336 which consisted of aggregate gross unrealized appreciation of $3,209,739 and aggregate gross unrealized depreciation of $138,403.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

			Alger Growth &
	Alger 35 Fund		Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$10,014,153		$100,622,386
Cash and cash equivalents	661,347		722,020
Receivable for investment securities sold	410,422		598,780
Receivable for shares of beneficial interest sold	—		21,854
Dividends and interest receivable	1,398		134,627
Receivable from Investment Manager	10,442		1,849
Prepaid expenses	25,395		59,713
Total Assets	11,123,157		102,161,229
LIABILITIES:
Payable for investment securities purchased	214,531		353,609
Payable for shares of beneficial interest redeemed	—		19,873
Accrued investment advisory fees	26,764		39,456
Accrued professional fees	17,782		19,481
Accrued custodian fees	9,395		9,762
Accrued tax payable	1,361		2,216
Accrued fund accounting fees	856		3,188
Accrued printing fees	254		12,199
Accrued administrative fees	225		2,170
Accrued transfer agent fees	116		31,294
Accrued shareholder administrative fees	89		1,204
Accrued trustee fees	25		336
Accrued distribution fees	—		23,857
Accrued other expenses	586		5,844
Total Liabilities	271,984		524,489
NET ASSETS	$10,851,173		$101,636,740

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	8,305,113		53,261,489
Distributable earnings	2,546,060		48,375,251
NET ASSETS	$10,851,173		$101,636,740
* Identified cost	$7,958,919	(a)	$54,614,537	(b)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$—	$68,867,696
Class C	$—	$13,595,178
Class P	$10,706,870	$—
Class P-2	$144,303	$—
Class Z	$—	$19,173,866

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,728,285
Class C	—	346,332
Class P	811,646	—
Class P-2	10,914	—
Class Z	—	480,613

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$39.85
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$42.06
Class C — Net Asset Value Per Share Class C	$—	$39.25
Class P — Net Asset Value Per Share Class P	$13.19	$—
Class P-2 — Net Asset Value Per Share Class P-2	$13.22	$—
Class Z — Net Asset Value Per Share Class Z	$—	$39.89

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,953,612, amounted to $2,060,541 which consisted of aggregate gross unrealized appreciation of $2,091,070 and aggregate gross unrealized depreciation of $30,529.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,130,955, amounted to $46,491,431 which consisted of aggregate gross unrealized appreciation of $49,645,157 and aggregate gross unrealized depreciation of $3,153,726.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap		Alger Mid Cap Focus
	Growth Fund		Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$170,462,099		$50,049,056
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	173,492		—
Cash and cash equivalents	1,959,678		8,069,202
Receivable for investment securities sold	11,036,618		—
Receivable for shares of beneficial interest sold	27,920		31,439,144
Dividends and interest receivable	14,243		7,835
Receivable from Investment Manager	7,951		889
Prepaid expenses	85,986		19,587
Total Assets	183,767,987		89,585,713

LIABILITIES:
Payable for investment securities purchased	10,693,089		3,128,913
Payable for shares of beneficial interest redeemed	50,831		31,246
Accrued investment advisory fees	99,433		25,956
Accrued transfer agent fees	49,915		1,246
Accrued professional fees	43,582		17,624
Accrued distribution fees	39,812		782
Accrued printing fees	29,553		777
Accrued custodian fees	25,836		7,446
Accrued fund accounting fees	5,563		1,871
Accrued administrative fees	3,598		1,020
Accrued tax payable	2,835		1,060
Accrued shareholder administrative fees	2,076		371
Accrued trustee fees	507		106
Accrued other expenses	2,661		757
Total Liabilities	11,049,291		3,219,175
NET ASSETS	$172,718,696		$86,366,538

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	149,869,511		81,256,212
Distributable earnings	22,849,185		5,110,326
NET ASSETS	$172,718,696		$86,366,538
* Identified cost	$143,941,591	(a)	$42,035,224	(b)
** Identified cost	$988,245	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap Growth	Alger Mid Cap Focus
	Fund	Fund
NET ASSETS BY CLASS:
Class A	$137,637,480	$—
Class B	$12,899,759	$—
Class C	$5,217,124	$—
Class I	$—	$35,490,932
Class Z	$16,964,333	$50,875,606

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,773,629	—
Class B	1,202,657	—
Class C	499,120	—
Class I	—	3,194,497
Class Z	1,185,236	4,571,800

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$14.08	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.86	$—
Class B — Net Asset Value Per Share Class B	$10.73	$—
Class C — Net Asset Value Per Share Class C	$10.45	$—
Class I — Net Asset Value Per Share Class I	$—	$11.11
Class Z — Net Asset Value Per Share Class Z	$14.31	$11.13

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $146,350,268, amounted to $24,285,323 which consisted of aggregate gross unrealized appreciation of $29,956,528 and aggregate gross unrealized depreciation of $5,671,205.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $42,240,561, amounted to $7,808,495 which consisted of aggregate gross unrealized appreciation of $9,049,756 and aggregate gross unrealized depreciation of $1,241,261.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Weatherbie
	Specialized Growth		Alger Small Cap
	Fund		Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$600,664,863		$161,415,046
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	182,864		40,044
Cash and cash equivalents	26,106,800		13,328,979
Receivable for investment securities sold	5,869,758		—
Receivable for shares of beneficial interest sold	1,858,193		1,724,228
Dividends and interest receivable	3,049		—
Receivable from Investment Manager	1,592		4,830
Prepaid expenses	107,430		85,722
Other receivable	—		4,253
Total Assets	634,794,549		176,603,102

LIABILITIES:
Payable for investment securities purchased	4,380,886		—
Payable for shares of beneficial interest redeemed	621,304		71,236
Accrued investment advisory fees	362,971		100,714
Accrued transfer agent fees	109,778		38,228
Accrued distribution fees	71,109		31,506
Accrued printing fees	41,224		29,162
Accrued professional fees	27,356		41,956
Accrued fund accounting fees	15,283		5,218
Accrued custodian fees	14,311		21,252
Accrued administrative fees	12,323		3,419
Accrued shareholder administrative fees	5,334		1,894
Accrued tax payable	4,412		2,021
Accrued trustee fees	1,597		424
Accrued other expenses	2,354		2,055
Total Liabilities	5,670,242		349,085
NET ASSETS	$629,124,307		$176,254,017

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	557,634,343		106,683,786
Distributable earnings	71,489,964		69,570,231
NET ASSETS	$629,124,307		$176,254,017
* Identified cost	$511,099,689	(a)	$90,270,673	(b)
** Identified cost	$1,041,633	(a)	$228,096	(b)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Weatherbie
	Specialized Growth	Alger Small Cap
	Fund	Growth Fund
NET ASSETS BY CLASS:
Class A	$132,285,661	$125,697,539
Class B	$—	$4,667,254
Class C	$48,676,454	$7,496,988
Class I	$69,932,086	$—
Class Y	$23,826,261	$—
Class Z	$354,403,845	$38,392,236

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,687,372	12,865,175
Class B	—	677,596
Class C	5,383,185	1,140,543
Class I	4,984,858	—
Class Y	1,679,174	—
Class Z	24,292,425	3,782,719

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.66	$9.77
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.41	$10.31
Class B — Net Asset Value Per Share Class B	$—	$6.89
Class C — Net Asset Value Per Share Class C	$9.04	$6.57
Class I — Net Asset Value Per Share Class I	$14.03	$—
Class Y — Net Asset Value Per Share Class Y	$14.19	$—
Class Z — Net Asset Value Per Share Class Z	$14.59	$10.15

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $522,747,962, amounted to $78,099,765 which consisted of aggregate gross unrealized appreciation of $129,798,472 and aggregate gross unrealized depreciation of $51,698,707.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $93,477,514, amounted to $67,977,576 which consisted of aggregate gross unrealized appreciation of $77,825,753 and aggregate gross unrealized depreciation of $9,848,177.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Small Cap		Alger International
	Focus Fund		Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,822,865,828		$116,855,913
Cash and cash equivalents	420,202,586		4,070,002
Foreign cash †	—		16,122
Receivable for investment securities sold	8,186,053		1,590,701
Receivable for shares of beneficial interest sold	17,397,138		5,679
Dividends and interest receivable	—		333,384
Receivable from Investment Manager	2,553		11,712
Prepaid expenses	334,751		76,188
Other receivable	—		258,084
Total Assets	4,268,988,909		123,217,785

LIABILITIES:
Payable for investment securities purchased	88,507,299		3,268,091
Payable for shares of beneficial interest redeemed	7,492,094		89,006
Accrued investment advisory fees	2,272,415		65,611
Accrued transfer agent fees	655,039		35,826
Accrued distribution fees	327,008		32,647
Accrued printing fees	242,780		27,894
Accrued fund accounting fees	93,447		4,581
Accrued administrative fees	83,322		2,541
Accrued shareholder administrative fees	33,554		1,487
Accrued custodian fees	26,107		26,171
Accrued professional fees	19,675		37,344
Accrued trustee fees	10,989		371
Accrued tax payable	5,292		7,979
Accrued other expenses	2,695		3,480
Total Liabilities	99,771,716		3,603,029
NET ASSETS	$4,169,217,193		$119,614,756

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,589,338,295		130,732,470
Distributable earnings (Distributions in excess of earnings)	579,878,898		(11,117,714)
NET ASSETS	$4,169,217,193		$119,614,756
* Identified cost	$3,103,976,796	(a)	$101,974,403	(b)
† Cost of foreign cash	$—		$15,958	(b)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Small Cap Focus	Alger International
	Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$462,464,234	$93,419,311
Class B	$—	$15,711,037
Class C	$209,795,327	$3,014,619
Class I	$464,419,317	$745,606
Class Y	$186,392,276	$—
Class Z	$2,846,146,039	$6,724,183

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	21,957,501	6,549,633
Class B	—	1,271,447
Class C	11,122,221	250,682
Class I	21,471,534	52,186
Class Y	8,481,293	—
Class Z	129,516,665	466,656

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.06	$14.26
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.23	$15.05
Class B — Net Asset Value Per Share Class B	$—	$12.36
Class C — Net Asset Value Per Share Class C	$18.86	$12.03
Class I — Net Asset Value Per Share Class I	$21.63	$14.29
Class Y — Net Asset Value Per Share Class Y	$21.98	$—
Class Z — Net Asset Value Per Share Class Z	$21.98	$14.41

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,129,313,572, amounted to $693,552,256 which consisted of aggregate gross unrealized appreciation of $958,709,130 and aggregate gross unrealized depreciation of $265,156,874.
(b)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $105,208,051, amounted to $11,647,862 which consisted of aggregate gross unrealized appreciation of $18,735,197 and aggregate gross unrealized depreciation of $7,087,335.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

	Alger Health
	Sciences Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$250,626,270
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	708,919
Cash and cash equivalents	4,983,752
Receivable for investment securities sold	1,076,790
Receivable for shares of beneficial interest sold	1,086,393
Dividends and interest receivable	298,898
Prepaid expenses	61,579
Total Assets	258,842,601

LIABILITIES:
Payable for investment securities purchased	4,356,337
Payable for shares of beneficial interest redeemed	90,531
Accrued investment advisory fees	103,985
Accrued transfer agent fees	56,991
Accrued distribution fees	29,510
Accrued professional fees	25,141
Accrued printing fees	18,911
Accrued custodian fees	12,608
Accrued fund accounting fees	6,202
Accrued administrative fees	5,199
Accrued tax payable	4,412
Accrued shareholder administrative fees	2,500
Accrued trustee fees	582
Accrued other expenses	4,591
Total Liabilities	4,717,500
NET ASSETS	$254,125,101

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	198,709,281
Distributable earnings	55,415,820
NET ASSETS	$254,125,101
* Identified cost	$195,365,829	(a)
** Identified cost	$4,038,147	(a)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2020 (Unaudited) (Continued)

Alger Health Sciences
Fund
NET ASSETS BY CLASS:
Class A	$112,116,102
Class C	$10,510,122
Class Z	$131,498,877

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,106,455
Class C	512,734
Class Z	4,787,593

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$27.30
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.82
Class C — Net Asset Value Per Share Class C	$20.50
Class Z — Net Asset Value Per Share Class Z	$27.47

See Notes to Financial Statements.

(a)	At April 30, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $201,268,284, amounted to $50,066,905 which consisted of aggregate gross unrealized appreciation of $59,755,277 and aggregate gross unrealized depreciation of $9,688,372.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited)

	Alger Capital
	Appreciation Fund	Alger 25 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$14,139,679	$107,379
Interest	46,290	1,154
Other Income	17,849	—
Total Income	14,203,818	108,533

EXPENSES:
Investment advisory fees — Note 3(a)	10,779,841	60,545
Distribution fees — Note 3(c)
Class A	1,454,366	—
Class B	38,467	—
Class C	1,077,452	—
Shareholder administrative fees — Note 3(f)	186,519	873
Administration fees — Note 3(b)	388,992	2,083
Custodian fees	77,811	24,385
Interest expenses	11,381	—
Transfer agent fees — Note 3(f)	705,684	695
Printing fees	74,820	992
Professional fees	74,365	16,854
Registration fees	46,864	19,464
Trustee fees — Note 3(g)	49,710	260
Other expenses	293,858	9,786
Total Expenses	15,260,130	135,937
Less, expense reimbursements/waivers — Note 3(a)	—	(67,685)
Net Expenses	15,260,130	68,252
NET INVESTMENT INCOME (LOSS)	(1,056,312)	40,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	157,888,227	309,542
Net realized (loss) on foreign currency transactions	(70,839)	—
Net change in unrealized appreciation on unaffiliated investments	94,879,747	1,185,438
Net change in unrealized appreciation on foreign currency	66	—
Net realized and unrealized gain on investments and foreign currency	252,697,201	1,494,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,640,889	$1,535,261
* Foreign withholding taxes	$190,198	$503

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

		Alger Growth &
	Alger 35 Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$40,352	$1,626,011
Interest	1,324	4,088
Income from securities lending	—	42
Total Income	41,676	1,630,141
EXPENSES:
Investment advisory fees — Note 3(a)	39,002	281,951
Distribution fees — Note 3(c)
Class A	—	91,291
Class C	—	73,728
Shareholder administrative fees — Note 3(f)	531	8,492
Administration fees — Note 3(b)	1,341	15,507
Custodian fees	22,930	26,073
Interest expenses	—	417
Transfer agent fees — Note 3(f)	372	35,768
Printing fees	434	6,920
Professional fees	16,733	19,693
Registration fees	19,177	25,119
Trustee fees — Note 3(g)	168	2,127
Other expenses	8,380	17,946
Total Expenses	109,068	605,032
Less, expense reimbursements/waivers — Note 3(a)	(65,091)	(4,444)
Net Expenses	43,977	600,588
NET INVESTMENT INCOME (LOSS)	(2,301)	1,029,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	541,051	1,592,678
Net change in unrealized appreciation (depreciation) on unaffiliated investments	755,659	(8,759,568)
Net change in unrealized (depreciation) on foreign currency	(9)	—
Net realized and unrealized gain (loss) on investments and foreign currency	1,296,701	(7,166,890)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,294,400	$(6,137,337)
* Foreign withholding taxes	$65	$11,497

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

	Alger Mid Cap	Alger Mid Cap
	Growth Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$791,833	$35,475
Interest	12,905	5,076
Other Income	22,247	—
Total Income	826,985	40,551
EXPENSES:
Investment advisory fees — Note 3(a)	661,550	125,689
Distribution fees — Note 3(c)
Class A	173,281	—
Class B	62,236	—
Class C	28,400	—
Class I	—	2,998
Shareholder administrative fees — Note 3(f)	13,799	1,795
Administration fees — Note 3(b)	23,938	4,938
Custodian fees	69,664	23,931
Interest expenses	331	1,428
Transfer agent fees — Note 3(f)	61,434	6,087
Printing fees	17,899	1,790
Professional fees	38,605	19,257
Registration fees	33,430	37,909
Trustee fees — Note 3(g)	3,079	607
Other expenses	34,424	11,431
Total Expenses	1,222,070	237,860
Less, expense reimbursements/waivers — Note 3(a)	(48,973)	(57,824)
Net Expenses	1,173,097	180,036
NET INVESTMENT LOSS	(346,112)	(139,485)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(404,801)	(1,138,545)
Net realized (loss) on foreign currency transactions	(127)	—
Net change in unrealized appreciation on unaffiliated investments	5,865,355	7,642,520
Net change in unrealized (depreciation) on affiliated investments	(59,295)	—
Net change in unrealized appreciation on foreign currency	4	—
Net realized and unrealized gain on investments and foreign currency	5,401,136	6,503,975
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,055,024	$6,364,490
* Foreign withholding taxes	$2,471	$608

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

	Alger Weatherbie
	Specialized	Alger Small Cap
	Growth Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$470,130	$199,620
Interest	110,614	55,499
Total Income	580,744	255,119

EXPENSES:
Investment advisory fees — Note 3(a)	2,397,784	632,816
Distribution fees — Note 3(c)
Class A	176,736	148,474
Class B	—	20,839
Class C	239,023	31,917
Class I	84,185	—
Shareholder administrative fees — Note 3(f)	35,751	12,016
Administration fees — Note 3(b)	81,406	21,485
Custodian fees	39,168	55,238
Transfer agent fees — Note 3(f)	137,391	47,826
Printing fees	23,812	17,595
Professional fees	35,225	38,824
Registration fees	80,543	32,794
Trustee fees — Note 3(g)	10,665	2,747
Other expenses	70,946	33,006
Total Expenses	3,412,635	1,095,577
Less, expense reimbursements/waivers — Note 3(a)	(6,693)	(28,307)
Net Expenses	3,405,942	1,067,270
NET INVESTMENT LOSS	(2,825,198)	(812,151)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	121,938	2,404,828
Net realized (loss) on foreign currency transactions	—	(16)
Net change in unrealized appreciation on unaffiliated investments	35,002,047	15,046,934
Net change in unrealized (depreciation) on affiliated investments	(62,498)	(13,685)
Net realized and unrealized gain on investments and foreign currency	35,061,487	17,438,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,236,289	$16,625,910
* Foreign withholding taxes	$17,633	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

	Alger Small Cap	Alger International
	Focus Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$2,413,333	$577,364
Interest	582,132	10,196
Other Income	—	19,888
Total Income	2,995,465	607,448

EXPENSES:
Investment advisory fees — Note 3(a)	14,556,605	465,000
Distribution fees — Note 3(c)
Class A	616,472	125,048
Class B	—	77,244
Class C	1,059,456	16,936
Class I	574,541	1,111
Shareholder administrative fees — Note 3(f)	217,003	10,413
Administration fees — Note 3(b)	533,742	18,011
Custodian fees	76,108	75,004
Interest expenses	—	1,571
Transfer agent fees — Note 3(f)	891,183	49,624
Printing fees	151,590	15,158
Professional fees	77,540	30,790
Registration fees	299,943	38,794
Trustee fees — Note 3(g)	68,071	2,381
Other expenses	407,179	28,552
Total Expenses	19,529,433	955,637
Less, expense reimbursements/waivers — Note 3(a)	(7,468)	(76,013)
Net Expenses	19,521,965	879,624
NET INVESTMENT LOSS	(16,526,500)	(272,176)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(97,124,005)	(4,164,015)
Net realized (loss) on foreign currency transactions	—	(28,242)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	415,478,837	(911,663)
Net change in unrealized (depreciation) on foreign currency	—	(6,633)
Net realized and unrealized gain (loss) on investments and foreign currency	318,354,832	(5,110,553)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$301,828,332	$(5,382,729)
* Foreign withholding taxes	$—	$100,511

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2020 (Unaudited) (Continued)

Alger Health
Sciences Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,056,880
Interest	5,058
Total Income	1,061,938

EXPENSES:
Investment advisory fees — Note 3(a)	572,718
Distribution fees — Note 3(c)
Class A	136,439
Class C	54,365
Shareholder administrative fees — Note 3(f)	14,314
Administration fees — Note 3(b)	28,636
Custodian fees	37,435
Interest expenses	886
Transfer agent fees — Note 3(f)	56,473
Printing fees	9,254
Professional fees	19,432
Registration fees	30,292
Trustee fees — Note 3(g)	3,542
Other expenses	34,352
Total Expenses	998,138
NET INVESTMENT INCOME	63,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	5,286,077
Net realized (loss) on foreign currency transactions	(919)
Net change in unrealized appreciation on unaffiliated investments	20,009,188
Net change in unrealized (depreciation) on affiliated investments	(242,289)
Net change in unrealized (depreciation) on foreign currency	(26)
Net realized and unrealized gain on investments and foreign currency	25,052,031
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,115,831
* Foreign withholding taxes	$52,068

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(1,056,312)	$(4,796,653)
Net realized gain on investments and foreign currency	157,817,388	217,577,308
Net change in unrealized appreciation on investments and foreign currency	94,879,813	181,857,597
Net increase in net assets resulting from operations	251,640,889	394,638,252

Dividends and distributions to shareholders:
Class A	(92,851,822)	(118,060,867)
Class B	(812,864)	(1,233,773)
Class C	(22,831,979)	(29,263,718)
Class Z	(109,764,275)	(117,391,542)
Total dividends and distributions to shareholders	(226,260,940)	(265,949,900)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(32,400,142)	(136,481,080)
Class B	(1,116,369)	(1,725,137)
Class C	(5,782,547)	(26,423,752)
Class Z	58,370,873	95,557,167
Net increase (decrease) from shares of beneficial interest transactions — Note 6	19,071,815	(69,072,802)
Total increase	44,451,764	59,615,550
Net Assets:
Beginning of period	2,812,137,478	2,752,521,928
END OF PERIOD	$2,856,589,242	$2,812,137,478

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 25 Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income	$40,281	$51,768
Net realized gain on investments	309,542	201,448
Net change in unrealized appreciation on investments	1,185,438	1,552,559
Net increase in net assets resulting from operations	1,535,261	1,805,775

Dividends and distributions to shareholders:
Class P	(170,106)	(39,246)
Class P-2	(2,586)	—
Total dividends and distributions to shareholders	(172,692)	(39,246)

Increase from shares of beneficial interest transactions:
Class P	2,564,319	475,653
Class P-2	307,048	101,083
Net increase from shares of beneficial interest transactions — Note 6	2,871,367	576,736
Total increase	4,233,936	2,343,265

Net Assets:
Beginning of period	13,603,918	11,260,653
END OF PERIOD	$17,837,854	$13,603,918

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 35 Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income (loss)	$(2,301)	$25,639
Net realized gain (loss) on investments and foreign currency	541,051	(19,488)
Net change in unrealized appreciation on investments and foreign currency	755,650	1,068,121
Net increase in net assets resulting from operations	1,294,400	1,074,272

Dividends and distributions to shareholders:
Class P	(16,599)	(87,537)
Class P-2	(166)	(680)
Total dividends and distributions to shareholders	(16,765)	(88,217)

Increase from shares of beneficial interest transactions:
Class P	350,508	337,537
Class P-2	16,338	730
Net increase from shares of beneficial interest transactions — Note 6	366,846	338,267
Total increase	1,644,481	1,324,322

Net Assets:
Beginning of period	9,206,692	7,882,370
END OF PERIOD	$10,851,173	$9,206,692

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income	$1,029,553	$1,908,291
Net realized gain on investments	1,592,678	4,117,426
Net change in unrealized appreciation (depreciation) on investments	(8,759,568)	8,762,349
Net increase (decrease) in net assets resulting from operations	(6,137,337)	14,788,066

Dividends and distributions to shareholders:
Class A	(3,298,768)	(4,267,931)
Class C	(627,238)	(860,393)
Class Z	(1,223,407)	(1,532,408)
Total dividends and distributions to shareholders	(5,149,413)	(6,660,732)

Increase (decrease) from shares of beneficial interest transactions:
Class A	498,893	(1,035,270)
Class C	47,141	(2,191,446)
Class Z	(4,471,787)	411,883
Net decrease from shares of beneficial interest transactions — Note 6	(3,925,753)	(2,814,833)
Total increase (decrease)	(15,212,503)	5,312,501

Net Assets:
Beginning of period	116,849,243	111,536,742
END OF PERIOD	$101,636,740	$116,849,243

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(346,112)	$(1,226,647)
Net realized gain (loss) on investments and foreign currency	(404,928)	13,726,499
Net change in unrealized appreciation on investments and foreign currency	5,806,064	6,223,169
Net increase in net assets resulting from operations	5,055,024	18,723,021

Dividends and distributions to shareholders:
Class A	(11,109,875)	(6,913,344)
Class B	(1,356,457)	(922,266)
Class C	(613,248)	(462,452)
Class Z	(1,392,461)	(720,658)
Total dividends and distributions to shareholders	(14,472,041)	(9,018,720)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,597,969	(7,132,064)
Class B	36,301	(2,176,257)
Class C	(273,729)	(1,838,948)
Class Z	321,243	2,288,901
Net increase (decrease) from shares of beneficial interest transactions — Note 6	5,681,784	(8,858,368)
Total increase (decrease)	(3,735,233)	845,933

Net Assets:
Beginning of period	176,453,929	175,607,996
END OF PERIOD	$172,718,696	$176,453,929

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the Six Months Ended April 30, 2020	From June 14, 2019 (commencement of operations) to October 31, 2019
Net investment loss	$(139,485)	$(80,734)
Net realized loss on investments	(1,138,545)	(1,625,476)
Net change in unrealized appreciation on investments	7,642,520	371,312
Net increase (decrease) in net assets resulting from operations	6,364,490	(1,334,898)

Increase (decrease) from shares of beneficial interest transactions:
Class I	32,979,396	2,479,227
Class Z	16,769,458	29,108,865
Net increase from shares of beneficial interest transactions — Note 6	49,748,854	31,588,092
Total increase	56,113,344	30,253,194

Net Assets:
Beginning of period	30,253,194	—
END OF PERIOD	$86,366,538	$30,253,194

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Six Months Ended April 30, 2020	For the Year Ended October 31, 2019
Net investment loss	$(2,825,198)	$(4,429,177)
Net realized gain on investments and foreign currency	121,938	15,654,402
Net change in unrealized appreciation on investments	34,939,549	19,596,739
Net increase in net assets resulting from operations	32,236,289	30,821,964

Dividends and distributions to shareholders:
Class A	(5,872,548)	(8,577,662)
Class C	(2,781,983)	(3,989,889)
Class I	(2,486,337)	(2,940,481)
Class Y	(527,262)	(413,909)
Class Z	(11,293,720)	(10,810,370)
Total dividends and distributions to shareholders	(22,961,850)	(26,732,311)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,101,888)	27,097,922
Class C	4,066,805	9,110,599
Class I	11,870,522	20,352,474
Class Y	9,791,448	9,162,635
Class Z	63,035,923	136,427,172
Net increase from shares of beneficial interest transactions — Note 6	78,662,810	202,150,802
Total increase	87,937,249	206,240,455

Net Assets:
Beginning of period	541,187,058	334,946,603
END OF PERIOD	$629,124,307	$541,187,058

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2020	For the Year Ended October 31, 2019
Net investment loss	$(812,151)	$(1,650,376)
Net realized gain on investments and foreign currency	2,404,812	9,022,056
Net change in unrealized appreciation on investments	15,033,249	4,509,507
Net increase in net assets resulting from operations	16,625,910	11,881,187

Dividends and distributions to shareholders:
Class A	(6,939,023)	(10,924,773)
Class B	(349,658)	(619,622)
Class C	(491,758)	(738,714)
Class Z	(1,376,642)	(1,257,803)
Total dividends and distributions to shareholders	(9,157,081)	(13,540,912)

Increase (decrease) from shares of beneficial interest transactions:
Class A	3,853,308	5,644,081
Class B	64,982	(247,946)
Class C	1,106,095	753,743
Class Z	14,890,845	9,134,248
Net increase from shares of beneficial interest transactions — Note 6	19,915,230	15,284,126
Total increase	27,384,059	13,624,401

Net Assets:
Beginning of period	148,869,958	135,245,557
END OF PERIOD	$176,254,017	$148,869,958

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended April 30, 2020	For the Year Ended October 31, 2019
Net investment loss	$(16,526,500)	$(24,849,375)
Net realized gain (loss) on investments and foreign currency	(97,124,005)	109,865,767
Net change in unrealized appreciation on investments	415,478,837	59,208,815
Net increase in net assets resulting from operations	301,828,332	144,225,207

Dividends and distributions to shareholders:
Class A	(12,366,187)	(2,493,271)
Class C	(4,565,291)	(1,216,518)
Class I	(11,171,919)	(2,785,387)
Class Y	(3,303,098)	(204,286)
Class Z	(66,937,210)	(10,527,912)
Total dividends and distributions to shareholders	(98,343,705)	(17,227,374)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(81,555,581)	205,073,139
Class C	(13,098,193)	74,722,490
Class I	(13,741,294)	97,987,756
Class Y	85,668,218	70,358,202
Class Z	242,006,267	1,043,553,749
Net increase from shares of beneficial interest transactions — Note 6	219,279,417	1,491,695,336
Total increase	422,764,044	1,618,693,169

Net Assets:
Beginning of period	3,746,453,149	2,127,759,980
END OF PERIOD	$4,169,217,193	$3,746,453,149

See Notes to Financial Statements.

 THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment loss	$(272,176)	$(154,751)
Net realized loss on investments, forward foreign currency contracts and foreign currency	(4,192,257)	(11,595,078)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(918,296)	26,857,357
Net increase (decrease) in net assets resulting from operations	(5,382,729)	15,107,528

Dividends and distributions to shareholders:
Class A	(4,436,636)	(2,881,102)
Class B	(771,794)	(467,635)
Class C	(151,921)	(92,353)
Class I	(44,402)	(57,640)
Class Z	(626,032)	(450,854)
Total dividends and distributions to shareholders	(6,030,785)	(3,949,584)

Increase (decrease) from shares of beneficial interest transactions:
Class A	721,895	(5,449,789)
Class B	(289,037)	(1,512,935)
Class C	(291,267)	(1,412,171)
Class I	(146,324)	(1,276,123)
Class Z	(5,461,024)	(2,221,033)
Net decrease from shares of beneficial interest transactions — Note 6	(5,465,757)	(11,872,051)
Total decrease	(16,879,271)	(714,107)

Net Assets:
Beginning of period	136,494,027	137,208,134
END OF PERIOD	$119,614,756	$136,494,027

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2020	October 31, 2019
Net investment income (loss)	$63,800	$(556,327)
Net realized gain on investments and foreign currency	5,285,158	14,507,755
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,766,873	(12,063,682)
Net increase in net assets resulting from operations	25,115,831	1,887,746

Dividends and distributions to shareholders:
Class A	(7,652,345)	(8,894,519)
Class C	(996,378)	(1,259,487)
Class Z	(5,601,401)	(3,853,831)
Total dividends and distributions to shareholders	(14,250,124)	(14,007,837)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,126,264	(16,012,044)
Class C	(381,325)	(3,330,267)
Class Z	46,433,476	22,850,359
Net increase from shares of beneficial interest transactions —Note 6	47,178,415	3,508,048
Total increase (decrease)	58,044,122	(8,612,043)

Net Assets:
Beginning of period	196,080,979	204,693,022
END OF PERIOD	$254,125,101	$196,080,979

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$27.12	$26.20	$25.86	$20.09	$21.83	$23.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.07)	(0.06)	(0.02)	–	(0.04)
Net realized and unrealized gain (loss) on investments	2.53	3.53	2.07	5.96	(0.07)	1.97
Total from investment operations	2.50	3.46	2.01	5.94	(0.07)	1.93
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$27.42	$27.12	$26.20	$25.86	$20.09	$21.83
Total return(iii)	9.48%	15.29%	8.15%	29.84%	(0.42)%	9.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,151,251	$1,174,346	$1,257,811	$1,506,389	$1,360,963	$1,592,859
Ratio of gross expenses to average net assets	1.20%	1.21%	1.21%	1.23%	1.22%	1.23%
Ratio of net expenses to average net assets	1.20%	1.21%	1.21%	1.23%	1.22%	1.23%
Ratio of net investment loss to average net assets	(0.19)%	(0.27)%	(0.23)%	(0.10)%	(0.02)%	(0.18)%
Portfolio turnover rate	43.87%	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.48	$20.58	$20.81	$16.32	$18.17	$19.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.20)	(0.21)	(0.15)	(0.14)	(0.17)
Net realized and unrealized gain (loss) on investments	1.89	2.64	1.65	4.81	(0.04)	1.66
Total from investment operations	1.79	2.44	1.44	4.66	(0.18)	1.49
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$20.07	$20.48	$20.58	$20.81	$16.32	$18.17
Total return(iii)	9.05%	14.41%	7.38%	28.82%	(1.18)%	8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,655	$8,906	$10,583	$14,820	$16,682	$24,399
Ratio of gross expenses to average net assets	1.97%	1.98%	1.99%	1.99%	2.04%	2.01%
Ratio of net expenses to average net assets	1.97%	1.98%	1.99%	1.99%	2.04%	2.01%
Ratio of net investment loss to average net assets	(0.97)%	(1.03)%	(0.99)%	(0.85)%	(0.84)%	(0.95)%
Portfolio turnover rate	43.87%	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.60	$20.69	$20.91	$16.39	$18.24	$19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.20)	(0.20)	(0.15)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	1.90	2.65	1.65	4.84	(0.05)	1.67
Total from investment operations	1.81	2.45	1.45	4.69	(0.18)	1.50
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$20.21	$20.60	$20.69	$20.91	$16.39	$18.24
Total return(iii)	9.10%	14.44%	7.35%	28.88%	(1.17)%	8.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$209,354	$219,511	$243,523	$297,044	$309,114	$314,402
Ratio of gross expenses to average net assets	1.92%	1.95%	1.94%	1.97%	1.98%	1.99%
Ratio of net expenses to average net assets	1.92%	1.95%	1.94%	1.97%	1.98%	1.99%
Ratio of net investment loss to average net assets	(0.91)%	(1.01)%	(0.96)%	(0.83)%	(0.78)%	(0.94)%
Portfolio turnover rate	43.87%	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$28.06	$26.94	$26.46	$20.48	$22.15	$23.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02	0.02	0.03	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.62	3.64	2.12	6.10	(0.06)	2.00
Total from investment operations	2.64	3.66	2.15	6.15	–	2.03
Distributions from net realized gains	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)	(3.23)
Net asset value, end of period	$28.50	$28.06	$26.94	$26.46	$20.48	$22.15
Total return(iii)	9.67%	15.69%	8.51%	30.25%	(0.08)%	9.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,488,330	$1,409,374	$1,240,605	$983,006	$735,889	$620,355
Ratio of gross expenses to average net assets	0.85%	0.87%	0.87%	0.88%	0.89%	0.90%
Ratio of net expenses to average net assets	0.85%	0.87%	0.87%	0.88%	0.89%	0.90%
Ratio of net investment income to average net assets	0.15%	0.06%	0.10%	0.23%	0.30%	0.12%
Portfolio turnover rate	43.87%	77.04%	67.33%	72.99%	103.80%	141.43%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class P
			From 12/28/2017
	Six months		(commencement
	ended	Year ended	of operations) to
Alger 25 Fund	4/30/2020(i)	10/31/2019	10/31/2018(ii)
Net asset value, beginning of period	$12.26	$10.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03	0.05	– (iv)
Net realized and unrealized gain on investments	1.22	1.64	0.61
Total from investment operations	1.25	1.69	0.61
Dividends from net investment income	(0.02)	(0.04)	–
Distributions from net realized gains	(0.13)	–	–
Net asset value, end of period	$13.36	$12.26	$10.61
Total return(v)	10.30%	15.98%	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,297	$13,379	$11,161
Ratio of gross expenses to average net assets	1.80%	1.87%	2.35%
Ratio of expense reimbursements to average net assets	(0.90)%	(1.32)%	(1.60)%
Ratio of net expenses to average net assets	0.90%	0.55%	0.75%
Ratio of net investment income to average net assets	0.54%	0.42%	0.01%
Portfolio turnover rate	41.36%	102.98%	64.02%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than $0.005 per share.
(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class P-2
			From 10/31/2018
	Six months		(commencement
	ended	Year ended	of operations) to
Alger 25 Fund	4/30/2020(i)	10/31/2019	10/31/2018(ii),(iii)
Net asset value, beginning of period	$12.29	$10.61	$10.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iv)	0.02	0.03	–
Net realized and unrealized gain on investments	1.23	1.65	–
Total from investment operations	1.25	1.68	–
Dividends from net investment income	(0.01)	–	–
Distributions from net realized gains	(0.13)	–	–
Net asset value, end of period	$13.40	$12.29	$10.61
Total return(v)	10.31%	15.83%	–
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$541	$224	$100
Ratio of gross expenses to average net assets	1.90%	3.18%	–
Ratio of expense reimbursements to average net assets	(0.91)%	(2.55)%	–
Ratio of net expenses to average net assets	0.99%	0.63%	–
Ratio of net investment income to average net assets	0.24%	0.27%	–
Portfolio turnover rate	41.36%	102.98%	64.02%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.
(iii)	Class P-2 inception date was October 31, 2018, no income or expenses were recorded.
(iv)	Amount was computed based on average shares outstanding during the period.
(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class P
			From 3/29/2018
	Six months		(commencement
	ended	Year ended	of operations) to
Alger 35 Fund	4/30/2020(i)	10/31/2019	10/31/2018(ii)
Net asset value, beginning of period	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	– (iv)	0.03	0.01
Net realized and unrealized gain on investments	1.60	1.31	0.37
Total from investment operations	1.60	1.34	0.38
Dividends from net investment income	(0.02)	(0.04)	–
Distributions from net realized gains	–	(0.07)	–
Net asset value, end of period	$13.19	$11.61	$10.38
Total return(v)	13.81%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,707	$9,094	$7,782
Ratio of gross expenses to average net assets	2.24%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(1.34)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.30%	0.23%
Portfolio turnover rate	75.29%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than $0.005 per share.
(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class P-2
			From 10/31/2018
	Six months		(commencement
	ended	Year ended	of operations) to
Alger 35 Fund	4/30/2020(i)	10/31/2019	10/31/2018(ii),(ii)
Net asset value, beginning of period	$11.65	$10.38	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iv)	(0.01)	0.01	–
Net realized and unrealized gain on investments	1.60	1.33	–
Total from investment operations	1.59	1.34	–
Dividends from net investment income	(0.02)	–	–
Distributions from net realized gains	–	(0.07)	–
Net asset value, end of period	$13.22	$11.65	$10.38
Total return(v)	13.64%	13.06%	–
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$144	$113	$100
Ratio of gross expenses to average net assets	2.35%	4.43%	–
Ratio of expense reimbursements to average net assets	(1.29)%	(3.81)%	–
Ratio of net expenses to average net assets	1.06%	0.62%	–
Ratio of net investment income (loss)to average net assets	(0.22)%	0.09%	–
Portfolio turnover rate	75.29%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(iii)	Class P-2 inception date was October 31, 2018, no income or expenses were recorded.
(iv)	Amount was computed based on average shares outstanding during the period.
(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$43.55	$40.77	$39.68	$32.66	$33.37	$33.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.39	0.70	0.65	0.56	0.59	0.59
Net realized and unrealized gain (loss) on investments	(2.16)	4.54	1.64	6.97	0.24	0.81
Total from investment operations	(1.77)	5.24	2.29	7.53	0.83	1.40
Dividends from net investment income	(0.35)	(0.61)	(0.57)	(0.50)	(0.50)	(0.51)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$39.85	$43.55	$40.77	$39.68	$32.66	$33.37
Total return(iii)	(4.41)%	13.94%	5.78%	23.22%	2.62%	4.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,868	$74,924	$70,859	$72,427	$64,123	$70,933
Ratio of gross expenses to average net assets	1.05%	1.07%	1.06%	1.19%	1.14%	1.15%
Ratio of net expenses to average net assets	1.05%	1.07%	1.06%	1.19%	1.14%	1.15%
Ratio of net investment income to average net assets	1.84%	1.72%	1.59%	1.52%	1.85%	1.76%
Portfolio turnover rate	5.73%	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$42.93	$40.20	$39.14	$32.23	$32.95	$33.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.22	0.39	0.34	0.28	0.35	0.33
Net realized and unrealized gain (loss) on investments	(2.13)	4.49	1.60	6.88	0.24	0.80
Total from investment operations	(1.91)	4.88	1.94	7.16	0.59	1.13
Dividends from net investment income	(0.19)	(0.30)	(0.25)	(0.24)	(0.27)	(0.28)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$39.25	$42.93	$40.20	$39.14	$32.23	$32.95
Total return(iii)	(4.80)%	13.12%	4.96%	22.28%	1.87%	3.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,595	$14,946	$16,074	$22,266	$20,790	$21,156
Ratio of gross expenses to average net assets	1.80%	1.82%	1.82%	1.94%	1.88%	1.90%
Ratio of net expenses to average net assets	1.80%	1.82%	1.82%	1.94%	1.88%	1.90%
Ratio of net investment income to average net assets	1.08%	0.97%	0.84%	0.76%	1.09%	0.99%
Portfolio turnover rate	5.73%	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Growth & Income Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$43.60	$40.81	$39.71	$32.69	$33.39	$33.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.47	0.85	0.80	0.65	0.67	0.66
Net realized and unrealized gain (loss) on investments	(2.17)	4.56	1.64	6.99	0.26	0.82
Total from investment operations	(1.70)	5.41	2.44	7.64	0.93	1.48
Dividends from net investment income	(0.43)	(0.77)	(0.71)	(0.61)	(0.59)	(0.58)
Distributions from net realized gains	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)	(1.08)
Net asset value, end of period	$39.89	$43.60	$40.81	$39.71	$32.69	$33.39
Total return(iii)	(4.26)%	14.39%	6.16%	23.55%	2.91%	4.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,174	$26,979	$24,604	$22,487	$11,422	$8,752
Ratio of gross expenses to average net assets	0.72%	0.76%	0.76%	0.90%	0.87%	0.91%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.07)%	(0.05)%	–	–	–
Ratio of net expenses to average net assets	0.68%	0.69%	0.71%	0.90%	0.87%	0.91%
Ratio of net investment income to average net assets	2.21%	2.10%	1.96%	1.75%	2.09%	1.99%
Portfolio turnover rate	5.73%	7.30%	11.05%	7.78%	5.36%	15.83%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$14.81	$14.13	$13.47	$10.20	$10.66	$10.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.09)	(0.11)	(0.07)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	0.50	1.48	0.88	3.34	(0.43)	0.19
Total from investment operations	0.47	1.39	0.77	3.27	(0.46)	0.12
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–	–
Net asset value, end of period	$14.08	$14.81	$14.13	$13.47	$10.20	$10.66
Total return(iii)	3.12%	10.95%	5.78%	32.06%	(4.32)%	1.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$137,637	$139,110	$138,370	$136,795	$111,423	$131,592
Ratio of gross expenses to average net assets	1.36%	1.30%	1.30%	1.32%	1.33%	1.32%
Ratio of net expenses to average net assets	1.36%	1.30%	1.30%	1.32%	1.33%	1.32%
Ratio of net investment loss to average net assets	(0.41)%	(0.65)%	(0.77)%	(0.55)%	(0.32)%	(0.67)%
Portfolio turnover rate	96.82%	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$11.55	$11.22	$10.80	$8.23	$8.67	$8.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.10)	(0.17)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.40	1.14	0.70	2.69	(0.35)	0.16
Total from investment operations	0.38	1.04	0.53	2.57	(0.44)	0.04
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–	–
Net asset value, end of period	$10.73	$11.55	$11.22	$10.80	$8.23	$8.67
Total return(iii)	3.12%	10.66%	4.98%	31.23%	(5.07)%	0.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,900	$13,772	$15,361	$18,375	$19,005	$26,151
Ratio of gross expenses to average net assets	2.08%	2.04%	2.05%	2.05%	2.05%	2.02%
Ratio of expense reimbursements to average net assets	(0.79)%	(0.47)%	–	–	–	–
Ratio of net expenses to average net assets	1.29%	1.57%	2.05%	2.05%	2.05%	2.02%
Ratio of net investment loss to average net assets	(0.35)%	(0.92)%	(1.50)%	(1.28)%	(1.05)%	(1.36)%
Portfolio turnover rate	96.82%	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
Alger Mid Cap Growth Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$11.33	$11.08	$10.67	$8.15	$8.58	$8.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.16)	(0.18)	(0.13)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	0.39	1.12	0.70	2.65	(0.34)	0.15
Total from investment operations	0.32	0.96	0.52	2.52	(0.43)	0.02
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–	–
Net asset value, end of period	$10.45	$11.33	$11.08	$10.67	$8.15	$8.58
Total return(iii)	2.71%	10.03%	4.94%	30.92%	(5.01)%	0.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,217	$6,014	$7,647	$15,438	$18,495	$23,628
Ratio of gross expenses to average net assets	2.19%	2.14%	2.11%	2.13%	2.16%	2.12%
Ratio of net expenses to average net assets	2.19%	2.14%	2.11%	2.13%	2.16%	2.12%
Ratio of net investment loss to average net assets	(1.24)%	(1.48)%	(1.55)%	(1.35)%	(1.16)%	(1.47)%
Portfolio turnover rate	96.82%	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Mid Cap Growth Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	From 5/28/2015 (commencement of operations) to 10/31/2015(ii)
Net asset value, beginning of period	$15.01	$14.27	$13.56	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	(0.06)	(0.07)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.51	1.51	0.89	3.36	(0.47)	(1.01)
Total from investment operations	0.50	1.45	0.82	3.32	(0.43)	(1.03)
Distributions from net realized gains	(1.20)	(0.71)	(0.11)	–	–	–
Net asset value, end of period	$14.31	$15.01	$14.27	$13.56	$10.24	$10.67
Total return(iv)	3.28%	11.27%	6.03%	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,964	$17,558	$14,230	$13,306	$7,508	$2,413
Ratio of gross expenses to average net assets	1.03%	1.03%	1.03%	1.07%	1.23%	1.76%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.38)%	(0.49)%	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	96.82%	182.97%	125.34%	162.65%	99.42%	122.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
Alger Mid Cap Focus Fund	Six months ended 4/30/2020(i)	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.46	(0.26)
Total from investment operations	1.41	(0.30)
Net asset value, end of period	$11.11	$9.70
Total return(iv)	14.30%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,491	$2,023
Ratio of gross expenses to average net assets	1.82%	1.91%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.71)%
Ratio of net expenses to average net assets	1.20%	1.20%
Ratio of net investment loss to average net assets	(0.98)%	(0.97)%
Portfolio turnover rate	60.99%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
Alger Mid Cap Focus Fund	Six months ended 4/30/2020(i)	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.46	(0.26)
Total from investment operations	1.42	(0.29)
Net asset value, end of period	$11.13	$9.71
Total return(iv)	14.39%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,876	$28,230
Ratio of gross expenses to average net assets	1.28%	1.86%
Ratio of expense reimbursements to average net assets	(0.30)%	(0.87)%
Ratio of net expenses to average net assets	0.98%	0.99%
Ratio of net investment loss to average net assets	(0.77)%	(0.74)%
Portfolio turnover rate	60.99%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
Alger Weatherbie Specialized Growth Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$13.30	$13.08	$12.87	$10.64	$16.72	$19.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.14)	(0.15)	(0.12)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.99	1.39	1.90	3.58	(0.04)	0.09
Total from investment operations	0.92	1.25	1.75	3.46	(0.12)	(0.03)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$13.66	$13.30	$13.08	$12.87	$10.64	$16.72
Total return(iii)	6.85%	11.57%	15.02%	35.64%	(0.92)%	(0.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,286	$140,368	$111,456	$84,644	$82,618	$159,061
Ratio of gross expenses to average net assets	1.29%	1.31%	1.33%	1.35%	1.35%	1.30%
Ratio of net expenses to average net assets	1.29%	1.31%	1.33%	1.35%	1.35%	1.30%
Ratio of net investment loss to average net assets	(1.09)%	(1.08)%	(1.16)%	(1.02)%	(0.69)%	(0.65)%
Portfolio turnover rate	32.39%	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
Alger Weatherbie Specialized	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.01	$9.30	$9.65	$8.32	$14.45	$17.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.17)	(0.18)	(0.15)	(0.13)	(0.22)
Net realized and unrealized gain (loss) on investments	0.67	0.91	1.37	2.71	(0.04)	0.08
Total from investment operations	0.59	0.74	1.19	2.56	(0.17)	(0.14)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$9.04	$9.01	$9.30	$9.65	$8.32	$14.45
Total return(iii)	6.43%	10.70%	14.11%	34.64%	(1.72)%	(1.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,676	$44,908	$36,325	$31,651	$32,183	$54,768
Ratio of gross expenses to average net assets	2.04%	2.05%	2.08%	2.12%	2.15%	2.07%
Ratio of net expenses to average net assets	2.04%	2.05%	2.08%	2.12%	2.15%	2.07%
Ratio of net investment loss to average net assets	(1.85)%	(1.82)%	(1.91)%	(1.79)%	(1.49)%	(1.43)%
Portfolio turnover rate	32.39%	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
Alger Weatherbie Specialized	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.64	$13.38	$13.14	$10.84	$16.91	$19.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.14)	(0.16)	(0.11)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	1.02	1.43	1.94	3.64	(0.04)	0.05
Total from investment operations	0.95	1.29	1.78	3.53	(0.11)	(0.06)
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$14.03	$13.64	$13.38	$13.14	$10.84	$16.91
Total return(iii)	6.90%	11.61%	14.94%	35.63%	(0.79)%	(0.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$69,932	$58,615	$35,669	$23,374	$32,606	$70,677
Ratio of gross expenses to average net assets	1.26%	1.26%	1.35%	1.35%	1.25%	1.31%
Ratio of net expenses to average net assets	1.26%	1.26%	1.35%	1.35%	1.25%	1.31%
Ratio of net investment loss to average net assets	(1.07)%	(1.03)%	(1.18)%	(0.99)%	(0.58)%	(0.62)%
Portfolio turnover rate	32.39%	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
				From 8/31/2017
	Six months			(commencement
Alger Weatherbie Specialized	ended	Year ended	Year ended	of operations) to
Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$13.77	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain on investments	1.03	1.45	1.94	0.89
Total from investment operations	0.98	1.36	1.84	0.87
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	–
Net asset value, end of period	$14.19	$13.77	$13.44	$13.14
Total return(iv)	7.06%	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$23,826	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.95%	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.68)%	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	32.39%	64.83%	42.56%	157.39%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
Alger Weatherbie Specialized	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$14.15	$13.80	$13.46	$11.04	$17.08	$19.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.10)	(0.12)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.05	1.48	2.00	3.74	(0.03)	0.08
Total from investment operations	1.00	1.38	1.88	3.65	(0.08)	0.02
Distributions from net realized gains	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)	(2.57)
Net asset value, end of period	$14.59	$14.15	$13.80	$13.46	$11.04	$17.08
Total return(iii)	7.01%	11.94%	15.37%	36.11%	(0.57)%	(0.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$354,404	$284,393	$147,665	$52,736	$29,565	$134,051
Ratio of gross expenses to average net assets	0.95%	0.97%	1.00%	1.06%	1.01%	0.99%
Ratio of expense reimbursements to average net assets	–	–	(0.01)%	–	–	–
Ratio of net expenses to average net assets	0.95%	0.97%	0.99%	1.06%	1.01%	0.99%
Ratio of net investment loss to average net assets	(0.75)%	(0.73)%	(0.82)%	(0.77)%	(0.40)%	(0.33)%
Portfolio turnover rate	32.39%	64.83%	42.56%	157.39%	164.36%	110.40%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.34	$9.54	$8.40	$6.15	$8.00	$8.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.11)	(0.10)	(0.06)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.02	0.85	1.34	2.31	(0.21)	0.11
Total from investment operations	0.97	0.74	1.24	2.25	(0.26)	0.03
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)	(0.99)
Net asset value, end of period	$9.77	$9.34	$9.54	$8.40	$6.15	$8.00
Total return(iii)	10.73%	9.94%	14.94%	36.59%	(3.92)%	0.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$125,698	$116,308	$111,271	$102,318	$85,556	$115,594
Ratio of gross expenses to average net assets	1.40%	1.39%	1.38%	1.38%	1.38%	1.35%
Ratio of net expenses to average net assets	1.40%	1.39%	1.38%	1.38%	1.38%	1.35%
Ratio of net investment loss to average net assets	(1.08)%	(1.17)%	(1.06)%	(0.88)%	(0.79)%	(0.92)%
Portfolio turnover rate	10.23%	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$6.74	$7.20	$6.42	$4.73	$6.57	$7.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.11)	(0.13)	(0.09)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.73	0.59	1.01	1.78	(0.17)	0.09
Total from investment operations	0.69	0.48	0.88	1.69	(0.25)	(0.03)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)	(0.99)
Net asset value, end of period	$6.89	$6.74	$7.20	$6.42	$4.73	$6.57
Total return(iii)	10.71%	9.51%	13.93%	35.73%	(4.80)%	(0.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,667	$4,523	$4,958	$5,397	$4,998	$6,564
Ratio of gross expenses to average net assets	2.14%	2.19%	2.23%	2.19%	2.18%	2.16%
Ratio of expense reimbursements to average net assets	(0.68)%	(0.41)%	–	–	–	–
Ratio of net expenses to average net assets	1.46%	1.78%	2.23%	2.19%	2.18%	2.16%
Ratio of net investment loss to average net assets	(1.14)%	(1.57)%	(1.90)%	(1.68)%	(1.59)%	(1.73)%
Portfolio turnover rate	10.23%	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$6.47	$6.99	$6.22	$4.59	$6.42	$7.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.13)	(0.12)	(0.09)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.70	0.55	0.99	1.72	(0.16)	0.09
Total from investment operations	0.64	0.42	0.87	1.63	(0.24)	(0.03)
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)	(0.99)
Net asset value, end of period	$6.57	$6.47	$6.99	$6.22	$4.59	$6.42
Total return(iii)	10.35%	8.87%	14.22%	35.51%	(4.79)%	(0.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,497	$6,257	$5,837	$8,007	$8,708	$13,724
Ratio of gross expenses to average net assets	2.20%	2.20%	2.16%	2.17%	2.22%	2.16%
Ratio of net expenses to average net assets	2.20%	2.20%	2.16%	2.17%	2.22%	2.16%
Ratio of net investment loss to average net assets	(1.87)%	(1.98)%	(1.82)%	(1.64)%	(1.64)%	(1.73)%
Portfolio turnover rate	10.23%	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$9.66	$9.80	$8.60	$6.27	$8.10	$9.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.07)	(0.06)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.06	0.87	1.36	2.37	(0.21)	0.10
Total from investment operations	1.03	0.80	1.30	2.33	(0.24)	0.05
Distributions from net realized gains	(0.54)	(0.94)	(0.10)	–	(1.59)	(0.99)
Net asset value, end of period	$10.15	$9.66	$9.80	$8.60	$6.27	$8.10
Total return(iii)	11.00%	10.33%	15.30%	37.16%	(3.55)%	0.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,392	$21,782	$13,179	$26,953	$21,357	$22,002
Ratio of gross expenses to average net assets	1.10%	1.12%	1.12%	1.08%	1.06%	1.04%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.13)%	(0.13)%	(0.09)%	(0.07)%	(0.05)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.67)%	(0.78)%	(0.65)%	(0.50)%	(0.41)%	(0.55)%
Portfolio turnover rate	10.23%	17.09%	28.68%	30.32%	55.25%	131.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$19.93	$18.86	$14.91	$11.16	$10.95	$11.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.19)	(0.17)	(0.11)	(0.09)	(0.14)
Net realized and unrealized gain on investments	1.73	1.41	4.26	3.86	0.30	0.55
Total from investment operations	1.62	1.22	4.09	3.75	0.21	0.41
Dividends from net investment income	(0.19)	–	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–	(0.98)
Net asset value, end of period	$21.06	$19.93	$18.86	$14.91	$11.16	$10.95
Total return(iii)	8.23%	6.59%	27.72%	33.60%	1.92%	3.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$462,464	$523,291	$300,066	$77,791	$23,653	$14,480
Ratio of gross expenses to average net assets	1.29%	1.19%	1.18%	1.22%	1.36%	1.82%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.11)%	(0.22)%
Ratio of net expenses to average net assets	1.29%	1.19%	1.18%	1.20%	1.25%	1.60%
Ratio of net investment loss to average net assets	(1.13)%	(0.95)%	(0.92)%	(0.86)%	(0.84)%	(1.24)%
Portfolio turnover rate	30.44%	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$17.85	$17.04	$13.58	$10.25	$10.12	$10.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.31)	(0.27)	(0.20)	(0.15)	(0.20)
Net realized and unrealized gain on investments	1.55	1.27	3.87	3.53	0.28	0.51
Total from investment operations	1.39	0.96	3.60	3.33	0.13	0.31
Dividends from net investment income	(0.08)	–	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–	(0.98)
Net asset value, end of period	$18.86	$17.85	$17.04	$13.58	$10.25	$10.12
Total return(iii)	7.88%	5.76%	26.82%	32.49%	1.28%	3.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$209,795	$212,737	$131,655	$48,345	$15,928	$8,020
Ratio of gross expenses to average net assets	1.97%	1.95%	1.94%	1.97%	2.12%	2.53%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	(0.13)%	(0.28)%
Ratio of net expenses to average net assets	1.97%	1.95%	1.94%	1.95%	1.99%	2.25%
Ratio of net investment loss to average net assets	(1.81)%	(1.71)%	(1.66)%	(1.61)%	(1.57)%	(1.91)%
Portfolio turnover rate	30.44%	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.44	$19.34	$15.28	$11.44	$11.22	$11.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.19)	(0.17)	(0.11)	(0.09)	(0.12)
Net realized and unrealized gain on investments	1.79	1.44	4.37	3.95	0.31	0.57
Total from investment operations	1.68	1.25	4.20	3.84	0.22	0.45
Dividends from net investment income	(0.19)	$–	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	$–	(0.98)
Net asset value, end of period	$21.63	$20.44	$19.34	$15.28	$11.44	$11.22
Total return(iii)	8.32%	6.58%	27.77%	33.57%	1.96%	4.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$464,419	$455,937	$340,636	$109,146	$75,648	$40,924
Ratio of gross expenses to average net assets	1.17%	1.18%	1.17%	1.21%	1.32%	1.56%
Ratio of expense reimbursements to average net assets	–	–	–	(0.01)%	(0.09)%	(0.21)%
Ratio of net expenses to average net assets	1.17%	1.18%	1.17%	1.20%	1.23%	1.35%
Ratio of net investment loss to average net assets	(1.01)%	(0.93)%	(0.90)%	(0.80)%	(0.81)%	(1.07)%
Portfolio turnover rate	30.44%	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Y
				From 3/1/2017
	Six months			(commencement
	ended	Year ended	Year ended	of operations) to
Alger Small Cap Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017(ii)
Net asset value, beginning of period	$20.79	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain on investments	1.82	1.48	4.42	2.59
Total from investment operations	1.75	1.34	4.30	2.51
Dividends from net investment income	(0.26)	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$21.98	$20.79	$19.60	$15.44
Total return(iv)	8.51%	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$186,392	$94,694	$25,691	$3,279
Ratio of gross expenses to average net assets	0.86%	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.02)%	–	(0.61)%
Ratio of net expenses to average net assets	0.85%	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.71)%	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	30.44%	48.84%	27.04%	44.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.79	$19.60	$15.44	$11.53	$11.28	$11.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.13)	(0.12)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain on investments	1.82	1.47	4.42	3.99	0.32	0.57
Total from investment operations	1.75	1.34	4.30	3.91	0.25	0.49
Dividends from net investment income	(0.26)	–	–	–	–	–
Distributions from net realized gains	(0.30)	(0.15)	(0.14)	–	–	(0.98)
Net asset value, end of period	$21.98	$20.79	$19.60	$15.44	$11.53	$11.28
Total return(iii)	8.50%	6.96%	28.13%	33.91%	2.22%	4.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,846,146	$2,459,793	$1,329,712	$350,097	$68,253	$17,109
Ratio of gross expenses to average net assets	0.85%	0.86%	0.87%	0.90%	1.01%	1.56%
Ratio of expense reimbursements to average net assets	–	–	–	–	–	(0.55)%
Ratio of net expenses to average net assets	0.85%	0.86%	0.87%	0.90%	1.01%	1.01%
Ratio of net investment loss to average net assets	(0.70)%	(0.62)%	(0.61)%	(0.58)%	(0.58)%	(0.68)%
Portfolio turnover rate	30.44%	48.84%	27.04%	44.56%	75.50%	162.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$15.51	$14.30	$17.58	$14.58	$15.57	$15.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.02)	0.06	0.13	0.16	0.03
Net realized and unrealized gain (loss) on investments	(0.53)	1.66	(2.46)	3.11	(1.14)	0.40
Total from investment operations	(0.56)	1.64	(2.40)	3.24	(0.98)	0.43
Dividends from net investment income	(0.69)	(0.43)	(0.88)	(0.24)	(0.01)	(0.15)
Net asset value, end of period	$14.26	$15.51	$14.30	$17.58	$14.58	$15.57
Total return(iii)	(4.00)%	11.99%	(14.35)%	22.63%	(6.32)%	2.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$93,419	$100,814	$98,105	$119,477	$107,398	$137,207
Ratio of gross expenses to average net assets	1.38%	1.37%	1.29%	1.34%	1.35%	1.32%
Ratio of net expenses to average net assets	1.38%	1.37%	1.29%	1.34%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.11)%	0.38%	0.83%	1.08%	0.18%
Portfolio turnover rate	64.79%	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.44	$12.38	$15.35	$12.76	$13.71	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.04)	(0.06)	0.02	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	(0.45)	1.44	(2.13)	2.73	(1.00)	0.34
Total from investment operations	(0.47)	1.40	(2.19)	2.75	(0.95)	0.27
Dividends from net investment income	(0.61)	(0.34)	(0.78)	(0.16)	–	– (iii)
Net asset value, end of period	$12.36	$13.44	$12.38	$15.35	$12.76	$13.71
Total return(iv)	(4.01)%	11.82%	(15.00)%	21.71%	(6.86)%	2.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,711	$17,646	$17,639	$24,777	$25,033	$31,357
Ratio of gross expenses to average net assets	2.08%	2.09%	2.01%	2.05%	2.06%	2.04%
Ratio of expense reimbursements to average net assets	(0.85)%	(0.51)%	–	–	–	–
Ratio of net expenses to average net assets	1.23%	1.58%	2.01%	2.05%	2.06%	2.04%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.30)%	(0.40)%	0.13%	0.37%	(0.53)%
Portfolio turnover rate	64.79%	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$13.11	$12.07	$14.98	$12.44	$13.57	$13.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.08)	(0.12)	(0.06)	0.01	0.04	(0.08)
Net realized and unrealized gain (loss) on investments	(0.43)	1.41	(2.09)	2.66	(0.99)	0.36
Total from investment operations	(0.51)	1.29	(2.15)	2.67	(0.95)	0.28
Dividends from net investment income	(0.57)	(0.25)	(0.76)	(0.13)	(0.18)	(0.07)
Net asset value, end of period	$12.03	$13.11	$12.07	$14.98	$12.44	$13.57
Total return(iii)	(4.42)%	11.07%	(15.08)%	21.70%	(7.04)%	1.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,015	$3,603	$4,712	$12,130	$15,190	$21,697
Ratio of gross expenses to average net assets	2.16%	2.23%	2.09%	2.13%	2.14%	2.09%
Ratio of net expenses to average net assets	2.16%	2.23%	2.09%	2.13%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets	(1.23)%	(0.99)%	(0.41)%	0.06%	0.29%	(0.60)%
Portfolio turnover rate	64.79%	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class I
Alger International Focus Fund	Six months ended 4/30/2020(i)	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015
Net asset value, beginning of period	$15.54	$14.31	$17.54	$14.55	$15.55	$15.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.01	0.09	0.17	0.21	0.05
Net realized and unrealized gain (loss) on investments	(0.51)	1.67	(2.48)	3.09	(1.16)	0.41
Total from investment operations	(0.52)	1.68	(2.39)	3.26	(0.95)	0.46
Dividends from net investment income	(0.73)	(0.45)	(0.84)	(0.27)	(0.05)	(0.18)
Net asset value, end of period	$14.29	$15.54	$14.31	$17.54	$14.55	$15.55
Total return(iii)	(3.83)%	12.41%	(14.27)%	22.84%	(6.12)%	3.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$746	$970	$2,156	$1,742	$14,202	$14,435
Ratio of gross expenses to average net assets	1.33%	1.48%	1.19%	1.48%	1.33%	1.30%
Ratio of expense reimbursements to average net assets	(0.28)%	(0.36)%	(0.04)%	(0.33)%	(0.18)%	(0.15)%
Ratio of net expenses to average net assets	1.05%	1.12%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.15)%	0.06%	0.51%	1.14%	1.43%	0.34%
Portfolio turnover rate	64.79%	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger International Focus Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$15.69	$14.46	$17.77	$14.74	$15.73	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	– (iii)	0.05	0.12	0.20	0.23	0.12
Net realized and unrealized gain (loss) on investments	(0.51)	1.67	(2.48)	3.14	(1.15)	0.39
Total from investment operations	(0.51)	1.72	(2.36)	3.34	(0.92)	0.51
Dividends from net investment income	(0.77)	(0.49)	(0.95)	(0.31)	(0.07)	(0.22)
Net asset value, end of period	$14.41	$15.69	$14.46	$17.77	$14.74	$15.73
Total return(iv)	(3.76)%	12.64%	(14.03)%	23.16%	(5.88)%	3.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,724	$13,462	$14,597	$21,317	$18,477	$19,326
Ratio of gross expenses to average net assets	1.04%	1.10%	1.01%	1.03%	1.04%	1.03%
Ratio of expense reimbursements to average net assets	(0.16)%	(0.21)%	(0.12)%	(0.14)%	(0.15)%	(0.14)%
Ratio of net expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.36%	0.71%	1.27%	1.57%	0.73%
Portfolio turnover rate	64.79%	151.99%	207.22%	148.35%	134.84%	114.81%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Health Sciences Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$26.55	$28.04	$25.16	$16.01	$21.94	$26.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.09)	(0.19)	(0.19)	(0.15)	(0.25)
Net realized and unrealized gain (loss) on investments	2.67	0.48	3.82	9.34	(2.39)	0.82
Total from investment operations	2.66	0.39	3.63	9.15	(2.54)	0.57
Dividends from net investment income	–	–	–	–	–	(0.16)
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)	(5.43)
Net asset value, end of period	$27.30	$26.55	$28.04	$25.16	$16.01	$21.94
Total return(iii)	10.07%	1.96%	14.92%	57.15%	(14.06)%	1.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$112,116	$108,095	$131,731	$95,913	$68,686	$122,814
Ratio of gross expenses to average net assets	1.06%	1.12%	1.15%	1.38%	1.41%	1.31%
Ratio of net expenses to average net assets	1.06%	1.12%	1.15%	1.38%	1.41%	1.31%
Ratio of net investment loss to average net assets	(0.05)%	(0.34)%	(0.68)%	(0.86)%	(0.87)%	(1.05)%
Portfolio turnover rate	52.12%	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Health Sciences Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.44	$22.21	$20.23	$12.98	$18.53	$23.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.23)	(0.31)	(0.28)	(0.24)	(0.37)
Net realized and unrealized gain (loss) on investments	2.05	0.34	3.04	7.53	(1.92)	0.73
Total from investment operations	1.97	0.11	2.73	7.25	(2.16)	0.36
Dividends from net investment income	–	–	–	–	–	– (iii)
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)	(5.43)
Net asset value, end of period	$20.50	$20.44	$22.21	$20.23	$12.98	$18.53
Total return(iv)	9.68%	1.20%	14.03%	55.86%	(14.70)%	0.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,510	$10,963	$15,322	$31,148	$28,242	$53,487
Ratio of gross expenses to average net assets	1.82%	1.89%	1.93%	2.15%	2.18%	2.08%
Ratio of net expenses to average net assets	1.82%	1.89%	1.93%	2.15%	2.18%	2.08%
Ratio of net investment loss to average net assets	(0.82)%	(1.12)%	(1.46)%	(1.63)%	(1.65)%	(1.81)%
Portfolio turnover rate	52.12%	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

	Class Z
						From 5/28/2015
	Six months					(commencement
	ended	Year ended	Year ended	Year ended	Year ended	of operations) to
Alger Health Sciences Fund	4/30/2020(i)	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015(ii)
Net asset value, beginning of period	$26.69	$28.09	$25.11	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.04	0.01	(0.09)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.69	0.47	3.82	9.30	(2.37)	(3.22)
Total from investment operations	2.73	0.48	3.73	9.19	(2.45)	(3.27)
Dividends from net investment income	(0.04)	–	–	–	–	–
Distributions from net realized gains	(1.91)	(1.88)	(0.75)	–	(3.39)	–
Net asset value, end of period	$27.47	$26.69	$28.09	$25.11	$15.92	$21.76
Total return(iv)	10.28%	2.34%	15.32%	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,499	$77,023	$57,640	$25,644	$4,980	$6,517
Ratio of gross expenses to average net assets	0.73%	0.79%	0.84%	1.12%	1.16%	1.36%
Ratio of expense reimbursements to average net assets	–	(0.04)%	(0.06)%	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net assets	0.73%	0.75%	0.78%	0.99%	0.99%	1.08%
Ratio of net investment income (loss) to average net assets	0.31%	0.02%	(0.32)%	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	52.12%	148.78%	89.73%	106.66%	93.49%	133.92%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven series — Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

The Board of Trustees of the Alger Small Cap Focus Fund has authorized a partial closing of the Fund effective July 31, 2019. Class A, C, I and Z shares will be available for purchase by existing shareholders who maintain open accounts and new investors that utilize certain retirement record keeping platforms identified by Fred Alger & Company, LLC, the Fund’s distributor. Class I and Z shares will also be available for purchase by investors who transact with certain brokers identified by the distributor. Class Y shares will remain open to all qualifying investors.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2020.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(l) Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. This standard was adopted by the Fund, resulting in new disclosures for the total gain or loss attributable to fair value changes in level 3 securities, and the elimination of the disclosure of the reasons for and amounts of transfers between Level 1 and Level 2, and the Fund’s valuation processes.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2020, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.76%
Alger 25 Fund(b)	0.30-0.80	—	—	—	—	0.80
Alger 35 Fund(b)	0.30-0.80	—	—	—	—	0.80
Alger Growth & Income Fund(c)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(c)	0.70	—	—	—	—	0.70
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(c)	0.75	—	—	—	—	0.75
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(c)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) The management fee paid to Alger Management consists of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

(c) Tier 1 rate is paid on all assets.

(d) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The sub-advisor to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2020, Alger Management paid a sub-advisory fee of $1,678,434 to Weatherbie.

Alger Management has agreed to limit the expenses for certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below.

						FEES WAIVED /
						REIMBURSED FOR
						THE SIX MONTHS
	CLASS					ENDED
	A	C	I	Y	Z	APRIL 30, 2020
Alger Growth & Income Fund	–	–	–	–	0.69%	$4,444
Alger Mid Cap Growth Fund	–	–	–	–	1.05	–
Alger Mid Cap Focus Fund	–	–	1.20%	–	0.99	57,824
Alger Weatherbie Specialized Growth Fund	–	–	–	0.87%	0.99	6,693
Alger Small Cap Growth Fund	–	–	–	–	0.99	14,147
Alger Small Cap Focus Fund	–	–	–	0.85	–	7,468
Alger International Focus Fund	–	–	1.10	–	0.89	10,061
Alger Health Sciences Fund	–	–	–	–	0.75	–

Alger Management has also agreed to limit expenses of the Class P and Class P-2 share classes of Alger 25 Fund and Alger 35 Fund, for the life of the applicable Funds, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees (and sub-transfer agency fees and shareholder service fees for Class P-2) exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $67,685 and $65,091, respectively, for the six months ended April 30, 2020.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $48,973, $14,160 and $65,953, respectively, for the six months ended April 30, 2020.

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed for share classes A, C, I, Y and Z pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Funds to the Investment Manager for the Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund were $1,043, $241, $301, $250 and $1,613, respectively.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”) and an affiliate of the Investment Manager, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class A shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2020, such excess carried forward was $24,247,478, $11,710,124, $18,472,069 and $18,253,889 for Class B shares of Alger Capital Appreciation Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Focus Fund and Alger International Focus Fund each pay Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class P-2 Shares: The Trust has adopted a Distribution Plan pursuant to which Class P-2 shares of Alger 25 Fund and Alger 35 Fund each pay Alger LLC a fee at the annual rate of 0.08% of the average daily net assets of the Fund’s Class P-2 shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class P-2 shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of a Fund. Effective July 24, 2020, Alger LLC will not collect any sales charges on assets held by direct shareholders. For the six months ended April 30, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$407	$7,119
Alger Growth & Income Fund	—	353
Alger Mid Cap Growth Fund	157	698
Alger Weatherbie Specialized Growth Fund	—	109,857
Alger Small Cap Growth Fund	142	2,809
Alger Small Cap Focus Fund	—	39,836
Alger International Focus Fund	204	1,070
Alger Health Sciences Fund	—	1,616

(e) Brokerage Commissions: During the six months ended April 30, 2020, Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund paid Alger LLC commissions of $176,329, $2,531, $412, $1,080, $26,981, $845, $5,226, $90,785, 1,005 and $10,722, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2 and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2020, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, $507,048, $17,331, $25,738, $74,131, $17,855, $415,961, $13,881 and $32,103, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Trustee Fees: For 2019, each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

On December 17, 2019, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2020, each Independent Trustee receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. For the six months ended April 30, 2020, these purchases and sales were as follows:

	Purchases	Sales	Realized gain
Alger Small Cap Growth Fund	$271,219	$—	$—
Alger Small Cap Focus Fund	—	271,219	210,799

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2020.

During the six months ended April 30, 2020, Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $10,534, $373, $308, $1,420, $818 and $854, respectively, and Alger Capital Appreciation Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $19 and $27,809, respectively, which is included in interest in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and/or officers of Alger Management and the Distributor. At April 30, 2020, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	—	28,882
Alger 25 Fund	—	—	250,933	9,425	—	—
Alger 35 Fund	—	—	759,019	9,705	—	—
Alger Growth & Income Fund	—	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	—	91,394
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	—	787	291,681
Alger International Focus Fund	—	—	—	—	—	63,226
Alger Health Sciences Fund	—	—	—	—	—	5,232

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the six months ended April 30, 2020:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,228,717,123	$1,456,841,854
Alger 25 Fund	8,837,810	6,134,097
Alger 35 Fund	7,034,770	7,293,498
Alger Growth & Income Fund	6,351,951	13,867,391
Alger Mid Cap Growth Fund	166,191,205	172,423,417
Alger Mid Cap Focus Fund	34,921,246	21,222,536
Alger Weatherbie Specialized Growth Fund	244,674,178	183,355,873
Alger Small Cap Growth Fund	30,641,974	14,867,345
Alger Small Cap Focus Fund	1,134,859,220	1,139,460,204
Alger International Focus Fund	82,381,524	92,210,003
Alger Health Sciences Fund	141,292,774	108,983,570

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2020, the Funds had the following borrowings:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$948,621	2.41%
Alger 25 Fund	26	3.80
Alger 35 Fund	25	3.82
Alger Growth & Income Fund	51,042	1.64
Alger Mid Cap Growth Fund	27,765	2.40
Alger Mid Cap Focus Fund	115,245	2.49
Alger Weatherbie Specialized Growth Fund	69	3.82
Alger Small Cap Growth Fund	44	3.80
Alger Small Cap Focus Fund	297	3.82
Alger International Focus Fund	156,484	2.03
Alger Health Sciences Fund	75,212	2.37

The highest amount borrowed by each Fund from the Custodian and other funds during the six months ended April 30, 2020 was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$23,478,000
Alger 25 Fund	4,721
Alger 35 Fund	4,505
Alger Growth & Income Fund	2,300,018
Alger Mid Cap Growth Fund	2,370,274
Alger Mid Cap Focus Fund	6,989,844
Alger Weatherbie Specialized Growth Fund	12,643
Alger Small Cap Growth Fund	7,994
Alger Small Cap Focus Fund	54,116
Alger International Focus Fund	3,507,389
Alger Health Sciences Fund	2,660,490

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eleven series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	3,572,761	$94,717,368	5,409,646	$134,594,348
Shares converted from Class B	19,568	530,845	56,679	1,442,230
Shares converted from Class C	65,541	1,696,427	53,610	1,383,010
Dividends reinvested	2,937,814	78,087,090	4,389,837	97,586,145
Shares redeemed	(7,908,213)	(207,431,872)	(14,606,803)	(371,486,813)
Net decrease	(1,312,529)	$(32,400,142)	(4,697,031)	$(136,481,080)
Class B:
Shares sold	13,163	$261,134	25,852	$500,372
Shares converted to Class A	(26,418)	(530,845)	(74,375)	(1,442,230)
Dividends reinvested	41,410	807,917	71,787	1,213,205
Shares redeemed	(81,615)	(1,654,575)	(102,456)	(1,996,484)
Net decrease	(53,460)	$(1,116,369)	(79,192)	$(1,725,137)
Class C:
Shares sold	579,747	$11,415,043	1,128,309	$20,701,966
Shares converted to Class A	(88,298)	(1,696,427)	(70,119)	(1,383,010)
Dividends reinvested	934,025	18,353,590	1,416,976	24,088,590
Shares redeemed	(1,720,014)	(33,854,753)	(3,591,490)	(69,831,298)
Net decrease	(294,540)	$(5,782,547)	(1,116,324)	$(26,423,752)
Class Z:
Shares sold	5,708,077	$157,230,230	9,367,565	$244,340,144
Dividends reinvested	3,577,911	98,750,345	4,615,566	105,881,077
Shares redeemed	(7,285,172)	(197,609,702)	(9,816,320)	(254,664,054)
Net increase	2,000,816	$58,370,873	4,166,811	$95,557,167

Alger 25 Fund
Class P:
Shares sold	193,008	$2,433,334	40,097	$500,000
Dividends reinvested	10,217	130,985	3,929	39,245
Shares redeemed	—	—	(5,067)	(63,592)
Net increase	203,225	$2,564,319	38,959	$475,653
Class P-2:
Shares sold	27,834	$373,448	9,286	$106,215
Dividends reinvested	98	1,252	—	—
Shares redeemed	(5,851)	(67,652)	(447)	(5,132)
Net increase	22,081	$307,048	8,839	$101,083

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 Fund
Class P:
Shares sold	28,618	$350,000	23,801	$250,000
Dividends reinvested	42	508	9,185	87,537
Net increase	28,660	$350,508	32,986	$337,537
Class P-2:
Shares sold	1,204	$16,338	5	$50
Dividends reinvested	—	—	71	680
Net increase	1,204	$16,338	76	$730

Alger Growth & Income Fund
Class A:
Shares sold	85,034	$3,644,629	158,691	$6,395,146
Shares converted from Class C	4,644	196,922	4,571	185,960
Dividends reinvested	68,620	2,977,793	103,036	3,845,341
Shares redeemed	(150,285)	(6,320,451)	(284,192)	(11,461,717)
Net increase (decrease)	8,013	$498,893	(17,894)	$(1,035,270)
Class C:
Shares sold	31,109	$1,314,943	63,968	$2,451,716
Shares converted to Class A	(4,717)	(196,922)	(4,639)	(185,960)
Dividends reinvested	13,866	596,564	22,069	805,489
Shares redeemed	(42,110)	(1,667,444)	(133,031)	(5,262,691)
Net increase (decrease)	(1,852)	$47,141	(51,633)	$(2,191,446)
Class Z:
Shares sold	58,809	$2,463,086	125,149	$4,862,200
Dividends reinvested	24,448	1,059,286	36,266	1,360,433
Shares redeemed	(221,386)	(7,994,159)	(145,528)	(5,810,750)
Net increase (decrease)	(138,129)	$(4,471,787)	15,887	$411,883

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	285,776	$3,985,510	497,105	$6,947,149
Shares converted from Class B	595,197	8,984,730	52,502	749,952
Shares converted from Class C	2,060	30,109	14,106	208,811
Dividends reinvested	718,108	10,161,234	495,829	6,009,462
Shares redeemed	(1,220,942)	(17,563,614)	(1,461,310)	(21,047,438)
Net increase (decrease)	380,199	$5,597,969	(401,768)	$(7,132,064)
Class B:
Shares sold	743,212	$8,662,820	27,558	$288,473
Shares converted to Class A	(767,611)	(8,984,730)	(67,138)	(749,952)
Dividends reinvested	123,932	1,335,979	94,332	893,322
Shares redeemed	(89,457)	(977,768)	(231,702)	(2,608,100)
Net increase (decrease)	10,076	$36,301	(176,950)	$(2,176,257)
Class C:
Shares sold	42,847	$445,003	96,099	$1,044,631
Shares converted to Class A	(2,749)	(30,109)	(18,362)	(208,811)
Dividends reinvested	43,749	461,118	36,385	339,838
Shares redeemed	(115,420)	(1,149,741)	(273,590)	(3,014,606)
Net decrease	(31,573)	$(273,729)	(159,468)	$(1,838,948)
Class Z:
Shares sold	102,962	$1,465,188	287,124	$3,997,992
Dividends reinvested	56,155	806,942	34,439	422,221
Shares redeemed	(143,689)	(1,950,887)	(149,060)	(2,131,312)
Net increase	15,428	$321,243	172,503	$2,288,901

Alger Mid Cap Focus Fund
Class I:*
Shares sold	3,033,148	$33,458,328	1,014,523	$10,401,362
Shares redeemed	(47,120)	(478,932)	(806,054)	(7,922,135)
Net increase	2,986,028	$32,979,396	208,469	$2,479,227
Class Z: *
Shares sold	1,826,643	$18,439,278	2,962,115	$29,644,747
Shares redeemed	(162,288)	(1,669,820)	(54,670)	(535,882)
Net increase	1,664,355	$16,769,458	2,907,445	$29,108,865

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	2,342,604	$33,858,678	5,688,891	$76,692,198
Shares converted from Class C	32,514	440,957	30,603	419,531
Dividends reinvested	393,895	5,475,143	761,268	8,085,010
Shares redeemed	(3,638,878)	(49,876,666)	(4,445,803)	(58,098,817)
Net increase (decrease)	(869,865)	$(10,101,888)	2,034,959	$27,097,922
Class C:
Shares sold	937,791	$8,512,186	2,129,592	$19,585,283
Shares converted to Class A	(48,732)	(440,957)	(44,988)	(419,531)
Dividends reinvested	290,701	2,683,170	519,008	3,757,614
Shares redeemed	(780,677)	(6,687,594)	(1,525,881)	(13,812,767)
Net increase	399,083	$4,066,805	1,077,731	$9,110,599
Class I:
Shares sold	2,240,203	$31,506,644	6,551,855	$89,713,141
Dividends reinvested	139,279	1,988,908	206,658	2,250,504
Shares redeemed	(1,690,975)	(21,625,030)	(5,127,346)	(71,611,171)
Net increase	688,507	$11,870,522	1,631,167	$20,352,474
Class Y:
Shares sold	938,696	$12,437,171	796,709	$11,239,481
Dividends reinvested	22,542	325,051	37,800	413,909
Shares redeemed	(219,411)	(2,970,774)	(182,177)	(2,490,755)
Net increase	741,827	$9,791,448	652,332	$9,162,635
Class Z:
Shares sold	9,748,043	$139,460,999	15,933,666	$229,349,153
Dividends reinvested	759,385	11,261,680	953,077	10,731,650
Shares redeemed	(6,320,162)	(87,686,756)	(7,484,513)	(103,653,631)
Net increase	4,187,266	$63,035,923	9,402,230	$136,427,172

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,129,955	$10,675,289	1,167,060	$10,800,783
Shares converted from Class B	134,942	1,267,998	191,897	1,777,871
Shares converted from Class C	10,155	94,213	12,949	123,857
Dividends reinvested	703,588	6,494,119	1,327,983	10,198,906
Shares redeemed	(1,572,207)	(14,678,311)	(1,899,859)	(17,257,336)
Net increase	406,433	$3,853,308	800,030	$5,644,081
Class B:
Shares sold	178,029	$1,236,524	221,477	$1,479,400
Shares converted to Class A	(187,263)	(1,267,998)	(263,994)	(1,777,871)
Dividends reinvested	53,607	348,978	111,241	618,499
Shares redeemed	(38,086)	(252,522)	(85,867)	(567,974)
Net increase (decrease)	6,287	$64,982	(17,143)	$(247,946)
Class C:
Shares sold	335,510	$2,105,878	446,180	$2,944,370
Shares converted to Class A	(15,010)	(94,213)	(18,533)	(123,857)
Dividends reinvested	72,948	454,465	126,861	679,974
Shares redeemed	(219,497)	(1,360,035)	(423,092)	(2,746,744)
Net increase	173,951	$1,106,095	131,416	$753,743
Class Z:
Shares sold	2,282,173	$21,349,652	1,386,207	$13,495,541
Dividends reinvested	136,279	1,304,192	153,409	1,214,997
Shares redeemed	(890,953)	(7,762,999)	(628,827)	(5,576,290)
Net increase	1,527,499	$14,890,845	910,789	$9,134,248

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	2,793,494	$56,863,585	24,526,769	$483,804,839
Shares converted from Class C	1,471	30,363	13,598	292,342
Dividends reinvested	535,855	11,038,609	134,336	2,275,658
Shares redeemed	(7,628,864)	(149,488,138)	(14,329,320)	(281,299,700)
Net increase (decrease)	(4,298,044)	$(81,555,581)	10,345,383	$205,073,139
Class C:
Shares sold	456,998	$8,281,859	5,872,226	$104,857,343
Shares converted to Class A	(1,641)	(30,363)	(15,155)	(292,342)
Dividends reinvested	213,864	3,956,482	69,301	1,058,917
Shares redeemed	(1,463,381)	(25,306,171)	(1,737,269)	(30,901,428)
Net increase (decrease)	(794,160)	$(13,098,193)	4,189,103	$74,722,490
Class I:
Shares sold	5,297,228	$108,603,746	20,978,750	$426,127,765
Dividends reinvested	497,619	10,524,647	146,344	2,541,988
Shares redeemed	(6,628,572)	(132,869,687)	(16,437,079)	(330,681,997)
Net increase (decrease)	(833,725)	$(13,741,294)	4,688,015	$97,987,756
Class Y:
Shares sold	5,521,512	$118,694,816	3,807,324	$82,404,302
Dividends reinvested	133,682	2,868,815	7,242	127,601
Shares redeemed	(1,728,075)	(35,895,413)	(571,021)	(12,173,701)
Net increase	3,927,119	$85,668,218	3,243,545	$70,358,202
Class Z:
Shares sold	37,291,967	$769,478,808	84,385,806	$1,736,307,318
Dividends reinvested	2,555,372	54,838,281	488,759	8,611,931
Shares redeemed	(28,654,719)	(582,310,822)	(34,394,271)	(701,365,500)
Net increase	11,192,620	$242,006,267	50,480,294	$1,043,553,749

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	134,707	$2,028,409	232,258	$3,367,227
Shares converted from Class B	376,951	5,919,318	646,187	9,281,241
Shares converted from Class C	1,135	17,481	7,673	112,382
Dividends reinvested	262,938	4,167,568	199,154	2,563,105
Shares redeemed	(727,797)	(11,410,881)	(1,446,047)	(20,773,744)
Net increase (decrease)	47,934	$721,895	(360,775)	$(5,449,789)
Class B:
Shares sold	417,856	$5,925,466	692,182	$8,548,811
Shares converted to Class A	(434,851)	(5,919,318)	(745,819)	(9,281,241)
Dividends reinvested	55,970	767,911	36,342	405,944
Shares redeemed	(80,629)	(1,063,096)	(94,543)	(1,186,449)
Net decrease	(41,654)	$(289,037)	(111,838)	$(1,512,935)
Class C:
Shares sold	14,600	$197,078	19,353	$232,779
Shares converted to Class A	(1,344)	(17,481)	(9,057)	(112,382)
Dividends reinvested	8,313	111,390	6,179	67,724
Shares redeemed	(45,716)	(582,254)	(132,169)	(1,600,292)
Net decrease	(24,147)	$(291,267)	(115,694)	$(1,412,171)
Class I:
Shares sold	7,286	$101,946	11,775	$168,474
Dividends reinvested	2,418	38,342	4,470	57,531
Shares redeemed	(19,932)	(286,612)	(104,424)	(1,502,128)
Net decrease	(10,228)	$(146,324)	(88,179)	$(1,276,123)
Class Z:
Shares sold	27,527	$433,602	116,704	$1,664,093
Dividends reinvested	35,503	567,345	34,224	443,891
Shares redeemed	(454,354)	(6,461,971)	(302,144)	(4,329,017)
Net decrease	(391,324)	$(5,461,024)	(151,216)	$(2,221,033)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	414,819	$11,046,979	1,092,551	$29,383,122
Shares converted from Class C	5,876	154,020	31,125	847,116
Dividends reinvested	248,077	6,740,256	316,696	7,721,044
Shares redeemed	(633,252)	(16,814,991)	(2,067,110)	(53,963,326)
Net increase (decrease)	35,520	$1,126,264	(626,738)	$(16,012,044)
Class C:
Shares sold	74,190	$1,489,202	110,814	$2,331,623
Shares converted to Class A	(7,738)	(154,020)	(40,088)	(847,116)
Dividends reinvested	43,515	889,878	59,612	1,126,072
Shares redeemed	(133,584)	(2,606,385)	(283,916)	(5,940,846)
Net decrease	(23,617)	$(381,325)	(153,578)	$(3,330,267)
Class Z:
Shares sold	2,571,358	$64,197,207	2,540,997	$68,194,857
Dividends reinvested	201,739	5,507,481	154,247	3,768,246
Shares redeemed	(871,047)	(23,271,212)	(1,861,957)	(49,112,744)
Net increase	1,902,050	$46,433,476	833,287	$22,850,359

*    Inception date 6/14/19.

NOTE 7 — Income Tax Information:

At October 31, 2019, Alger 35 Fund, Alger Mid Cap Focus Fund and Alger International Focus Fund, for federal income tax purposes, had capital loss carryforwards of $44,015, $1,420,139 and $17,728,212, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$348,729,540	$340,891,758	$7,837,782	$—
Consumer Discretionary	566,596,830	558,681,904	1,977,925	5,937,001
Consumer Staples	28,474,324	28,474,324	—	—
Financials	123,970,604	123,970,604	—	—
Healthcare	394,001,760	394,001,760	—	—
Industrials	114,172,636	114,172,636	—	—
Information Technology	1,161,394,839	1,160,513,468	—	881,371
Materials	54,394,431	54,394,431	—	—
TOTAL COMMON STOCKS	$2,791,734,964	$2,775,100,885	$9,815,707	$6,818,372
PREFERRED STOCKS
Information Technology	4,062,807	—	—	4,062,807
REAL ESTATE INVESTMENT TRUST
Real Estate	38,354,872	38,354,872	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,834,152,643	$2,813,455,757	$9,815,707	$10,881,179

Alger 25 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	1,773,450	1,773,450	—	—
Consumer Discretionary	3,503,736	3,503,736	—	—
Financials	1,405,640	1,405,640	—	—
Healthcare	1,054,033	1,054,033	—	—
Industrials	661,217	661,217	—	—
Information Technology	7,842,690	7,842,690	—	—
Materials	549,243	549,243	—	—
TOTAL COMMON STOCKS	$16,790,009	$16,790,009	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	681,244	681,244	—	—
TOTAL INVESTMENTS IN SECURITIES	$17,471,253	$17,471,253	$—	$—

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	618,694	618,694	—	—
Consumer Discretionary	2,220,700	2,220,700	—	—
Consumer Staples	394,869	394,869	—	—
Financials	289,398	289,398	—	—
Healthcare	1,482,992	1,482,992	—	—
Industrials	496,822	496,822	—	—
Information Technology	4,133,467	4,133,467	—	—
TOTAL COMMON STOCKS	$9,636,942	$9,636,942	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	377,211	377,211	—	—
TOTAL INVESTMENTS IN SECURITIES	$10,014,153	$10,014,153	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$11,962,473	$11,962,473	$—	$—
Consumer Discretionary	8,352,543	8,352,543	—	—
Consumer Staples	8,541,864	8,541,864	—	—
Energy	3,404,197	3,404,197	—	—
Financials	13,071,360	13,071,360	—	—
Healthcare	16,575,290	16,575,290	—	—
Industrials	6,092,789	6,092,789	—	—
Information Technology	23,983,305	23,983,305	—	—
Materials	1,614,482	1,614,482	—	—
Utilities	1,554,099	1,554,099	—	—
TOTAL COMMON STOCKS	$95,152,402	$95,152,402	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	581,843	581,843	—	—
REAL ESTATE INVESTMENT TRUST
Financials	593,638	593,638	—	—
Real Estate	4,294,503	4,294,503	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$4,888,141	$4,888,141	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$100,622,386	$100,622,386	$—	$—

Alger Mid Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	6,754,532	6,754,532	—	—
Consumer Discretionary	26,714,462	26,714,462	—	—
Consumer Staples	4,390,687	4,390,687	—	—
Financials	9,917,126	9,917,126	—	—
Healthcare	34,617,622	33,192,102	438,299	987,221
Industrials	22,102,809	22,102,809	—	—
Information Technology	51,209,841	51,115,679	—	94,162
Materials	3,251,601	3,251,601	—	—
Real Estate	1,375,583	1,375,583	—	—
TOTAL COMMON STOCKS	$160,334,263	$158,814,581	$438,299	$1,081,383
PREFERRED STOCKS
Healthcare	173,492	—	—	173,492
Information Technology	434,056	—	—	434,056
TOTAL PREFERRED STOCKS	$607,548	$—	$—	$607,548
RIGHTS
Healthcare	1,829,183	—	—	1,829,183
REAL ESTATE INVESTMENT TRUST
Real Estate	7,864,597	7,864,597	—	—
TOTAL INVESTMENTS IN SECURITIES	$170,635,591	$166,679,169	$438,299	$3,518,123

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$1,106,289	$1,106,289	$—	$—
Consumer Discretionary	8,460,691	8,460,691	—	—
Financials	2,869,845	2,869,845	—	—
Healthcare	18,889,993	18,889,993	—	—
Industrials	3,969,776	3,969,776	—	—
Information Technology	14,752,462	14,752,462	—	—
TOTAL COMMON STOCKS	$50,049,056	$50,049,056	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$50,049,056	$50,049,056	$—	$—

Alger Weatherbie Specialized
Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	95,644,878	95,644,878	—	—
Financials	41,285,861	41,285,861	—	—
Healthcare	171,794,393	171,794,393	—	—
Industrials	61,860,109	61,860,109	—	—
Information Technology	198,018,009	198,018,009	—	—
Real Estate	32,061,613	32,061,613	—	—
TOTAL COMMON STOCKS	$600,664,863	$600,664,863	$—	$—
PREFERRED STOCKS
Healthcare	182,864	—	—	182,864
TOTAL INVESTMENTS IN SECURITIES	$600,847,727	$600,664,863	$—	$182,864

Alger Small Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	3,583,875	3,583,875	—	—
Consumer Discretionary	10,987,116	10,987,116	—	—
Consumer Staples	1,765,217	1,765,217	—	—
Energy	972,292	972,292	—	—
Financials	5,975,813	5,975,813	—	—
Healthcare	76,275,144	76,275,144	—	—
Industrials	4,255,429	4,255,429	—	—
Information Technology	48,990,918	48,990,918	—	—
Materials	2,554,227	2,554,227	—	—
TOTAL COMMON STOCKS	$155,360,031	$155,360,031	$—	$—
PREFERRED STOCKS
Healthcare	40,044	—	—	40,044
RIGHTS
Healthcare	541,824	—	—	541,824
REAL ESTATE INVESTMENT TRUST
Real Estate	5,513,191	5,513,191	—	—
TOTAL INVESTMENTS IN SECURITIES	$161,455,090	$160,873,222	$—	$581,868

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$267,841,560	$267,841,560	$—	$—
Financials	66,562,234	66,562,234	—	—
Healthcare	1,960,323,465	1,960,323,465	—	—
Industrials	140,221,219	140,221,219	—	—
Information Technology	1,342,709,565	1,342,709,565	—	—
Materials	45,170,879	45,170,879	—	—
TOTAL COMMON STOCKS	$3,822,828,922	$3,822,828,922	$—	$—
RIGHTS
Healthcare	36,906	—	—	36,906
TOTAL INVESTMENTS IN SECURITIES	$3,822,865,828	$3,822,828,922	$—	$36,906

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	7,125,357	—	7,125,357	—
Consumer Discretionary	21,487,464	10,869,750	10,617,714	—
Consumer Staples	6,629,433	3,503,657	3,125,776	—
Energy	1,630,944	—	1,630,944	—
Financials	12,410,803	3,273,205	9,137,598	—
Healthcare	18,512,111	3,194,022	15,318,089	—
Industrials	15,742,053	—	15,742,053	—
Information Technology	27,073,115	5,534,130	21,538,985	—
Materials	6,244,633	3,268,038	2,976,595	—
TOTAL COMMON STOCKS	$116,855,913	$29,642,802	$87,213,111	$—
TOTAL INVESTMENTS IN SECURITIES	$116,855,913	$29,642,802	$87,213,111	$—

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	259,440	259,440	—	—
Financials	2,511,078	2,511,078	—	—
Healthcare	239,689,849	234,116,255	4,492,613	1,080,981
TOTAL COMMON STOCKS	$242,460,367	$236,886,773	$4,492,613	$1,080,981
PREFERRED STOCKS
Healthcare	708,919	—	—	708,919
RIGHTS
Healthcare	6,595,003	528,315	—	6,066,688
REAL ESTATE INVESTMENT TRUST
Real Estate	1,570,900	1,570,900	—	—
TOTAL INVESTMENTS IN SECURITIES	$251,335,189	$238,985,978	$4,492,613	$7,856,598

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2019	$6,002,522
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	815,850
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	6,818,372
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$815,850

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2019	$4,062,807
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	4,062,807
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2019	$94,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	987,221
Sales	—
Closing balance at April 30, 2020	1,081,383
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$666,843
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(59,295)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	607,548
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(59,295)

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2019	$1,905,891
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(76,708)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	1,829,183
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(76,708)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$245,362
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(62,498)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	182,864
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(62,498)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2019	$53,729
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(13,685)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	40,044
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(13,685)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2019	$564,546
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(22,722)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	541,824
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(22,722)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2019	$38,453
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,547)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	36,906
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(1,547)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,080,981
Sales	—
Closing balance at April 30, 2020	1,080,981
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$—

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2019	$951,208
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(242,289)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	708,919
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(242,289)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2019	$6,321,097
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(254,409)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2020	6,066,688
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2020*	$(254,409)

*  Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of April 30, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted Average
	April 30, 2020	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market Approach	Transaction Price	N/A	N/A
Common Stocks	5,937,001	Income Approach	Discount Rate	2.40%-11.30%	N/A
Preferred Stocks	4,062,807	Market Approach	Transaction Price	N/A	N/A

Alger Mid Cap Growth Fund
Common Stocks	$1,081,383	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	434,056	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	173,492	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	1,829,183	Income Approach	Discount Rate	4.24%-5.10%	N/A

Alger Weatherbie Specialized Growth Fund
Preferred Stocks	$182,864	Income Approach	Discount Rate	55.00%-60.00%	N/A

Alger Small Cap Growth Fund
Preferred Stocks	$40,044	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	541,824	Income Approach	Discount Rate	4.24%-5.10%	N/A

Alger Small Cap Focus Fund
Rights	$36,906	Income Approach	Discount Rate	4.24%-5.10%	N/A

Alger Health Sciences Fund
Common Stocks	$1,080,981	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	708,919	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	6,066,688	Income Approach	Discount Rate	4.24%-5.10%	N/A

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents:
Alger Capital Appreciation Fund	$21,533,455	$–	$21,533,455	$–
Alger 25 Fund	761,152	–	761,152	–
Alger 35 Fund	661,347	–	661,347	–
Alger Growth & Income Fund	722,020	–	722,020	–
Alger Mid Cap Growth Fund	1,959,678	–	1,959,678	–
Alger Mid Cap Focus Fund	8,069,203	–	8,069,203	–
Alger Weatherbie Specialized Growth Fund	26,106,800	–	26,106,800	–
Alger Small Cap Growth Fund	13,328,979	–	13,328,979	–
Alger Small Cap Focus Fund	420,202,586	–	420,202,586	–
Alger International Focus Fund	4,086,124	16,122	4,070,002	–
Alger Health Sciences Fund	4,983,752	–	4,983,752	–

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—Certain Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, these Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2020, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

There were no open derivative instruments as of April 30, 2020.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 25 Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign and emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2020. Purchase and sale transactions, interest income and dividend income earned during the period were as follows:

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	219,610	–	–	219,610	–	–	$(59,295)	$173,492
Total					–	–	$(59,295)	$173,492

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	231,474	–	–	231,474	–	–	$(62,498)	$182,864
Total					–	–	$(62,498)	$182,864

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	50,688	–	–	50,688	–	–	$(13,685)	$40,044
Total					–	–	$(13,685)	$40,044

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at	Dividend/		in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2019	Conversion	Conversion	2020	Income	Gain (Loss)	App(Dep)	2020
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	897,366	–	–	897,366	–	–	$(242,289)	$708,919
Total					–	–	$(242,289)	$708,919

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure other than the conversion of the Alger Capital Appreciation Fund Class B shares to Alger Capital Appreciation Fund Class A shares effective June 1, 2020.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2019 and ending April 30, 2020.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,037.40	$6.08	1.20%
	Hypothetical(c)	1,000.00	1,018.90	6.02	1.20
Class B	Actual	1,000.00	1,041.60	10.00	1.97
	Hypothetical(c)	1,000.00	1,015.07	9.87	1.97
Class C	Actual	1,000.00	1,081.20	9.94	1.92
	Hypothetical(c)	1,000.00	1,015.32	9.62	1.92
Class Z	Actual	1,000.00	1,096.70	4.43	0.85
	Hypothetical(c)	1,000.00	1,020.64	4.27	0.85

Alger 25 Fund
Class P	Actual	$1,000.00	$1,103.00	$4.71	0.90%
	Hypothetical(c)	1,000.00	1,020.39	4.52	0.90
Class P-2	Actual	1,000.00	1,103.10	5.18	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

Alger 35 Fund
Class P	Actual	$1,000.00	$1,138.10	$4.78	0.90%
	Hypothetical(c)	1,000.00	1,020.39	4.52	0.90
Class P-2	Actual	1,000.00	1,136.40	5.63	1.06
	Hypothetical(c)	1,000.00	1,019.59	5.32	1.06

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$905.80	$4.98	1.05%
	Hypothetical(c)	1,000.00	1,019.64	5.27	1.05
Class C	Actual	1,000.00	942.80	8.69	1.80
	Hypothetical(c)	1,000.00	1,015.91	9.02	1.80
Class Z	Actual	1,000.00	957.40	3.31	0.68
	Hypothetical(c)	1,000.00	1,021.48	3.42	0.68

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$977.10	$6.69	1.36%
	Hypothetical(c)	1,000.00	1,018.10	6.82	1.36
Class B	Actual	1,000.00	984.80	6.37	1.29
	Hypothetical(c)	1,000.00	1,018.45	6.47	1.29
Class C	Actual	1,000.00	1,017.90	10.99	2.19
	Hypothetical(c)	1,000.00	1,013.97	10.97	2.19
Class Z	Actual	1,000.00	1,032.80	5.21	1.03
	Hypothetical(c)	1,000.00	1,019.74	5.17	1.03

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger Mid Cap Focus Fund
Class I	Actual	$1,000.00	$1,143.00	$6.39	1.20%
	Hypothetical(c)	1,000.00	1,018.90	6.02	1.20
Class Z	Actual	1,000.00	1,143.90	5.22	0.98
	Hypothetical(c)	1,000.00	1,019.99	4.92	0.98

Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$1,012.20	$6.45	1.29%
	Hypothetical(c)	1,000.00	1,018.45	6.47	1.29
Class C	Actual	1,000.00	1,054.30	10.42	2.04
	Hypothetical(c)	1,000.00	1,014.72	10.22	2.04
Class I	Actual	1,000.00	1,069.00	6.48	1.26
	Hypothetical(c)	1,000.00	1,018.60	6.32	1.26
Class Y	Actual	1,000.00	1,070.60	4.48	0.87
	Hypothetical(c)	1,000.00	1,020.54	4.37	0.87
Class Z	Actual	1,000.00	1,070.10	4.89	0.95
	Hypothetical(c)	1,000.00	1,020.14	4.77	0.95

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,048.90	$7.13	1.40%
	Hypothetical(c)	1,000.00	1,017.90	7.02	1.40
Class B	Actual	1,000.00	1,057.10	7.47	1.46
	Hypothetical(c)	1,000.00	1,017.60	7.32	1.46
Class C	Actual	1,000.00	1,093.50	11.45	2.20
	Hypothetical(c)	1,000.00	1,013.92	11.02	2.20
Class Z	Actual	1,000.00	1,110.00	5.19	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,025.70	$6.50	1.29%
	Hypothetical(c)	1,000.00	1,018.45	6.47	1.29
Class C	Actual	1,000.00	1,068.80	10.13	1.97
	Hypothetical(c)	1,000.00	1,015.07	9.87	1.97
Class I	Actual	1,000.00	1,083.20	6.06	1.17
	Hypothetical(c)	1,000.00	1,019.05	5.87	1.17
Class Y	Actual	1,000.00	1,085.10	4.41	0.85
	Hypothetical(c)	1,000.00	1,020.64	4.27	0.85
Class Z	Actual	1,000.00	1,085.00	4.41	0.85
	Hypothetical(c)	1,000.00	1,020.64	4.27	0.85

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2019	April 30, 2020	April 30, 2020(a)	April 30, 2020(b)
Alger International Focus Fund
Class A	Actual	$1,000.00	$909.60	$6.55	1.38%
	Hypothetical(c)	1,000.00	1,018.00	6.92	1.38
Class B	Actual	1,000.00	913.90	5.85	1.23
	Hypothetical(c)	1,000.00	1,018.75	6.17	1.23
Class C	Actual	1,000.00	946.60	10.45	2.16
	Hypothetical(c)	1,000.00	1,014.12	10.82	2.16
Class I	Actual	1,000.00	961.70	5.12	1.05
	Hypothetical(c)	1,000.00	1,019.64	5.27	1.05
Class Z	Actual	1,000.00	962.40	4.29	0.88
	Hypothetical(c)	1,000.00	1,020.49	4.42	0.88

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,043.00	$5.38	1.06%
	Hypothetical(c)	1,000.00	1,019.59	5.32	1.06
Class C	Actual	1,000.00	1,086.80	9.44	1.82
	Hypothetical(c)	1,000.00	1,015.81	9.12	1.82
Class Z	Actual	1,000.00	1,102.80	3.82	0.73
	Hypothetical(c)	1,000.00	1,021.23	3.67	0.73

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example,

when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by Rule 22e-4. The Committee is responsible for assessing the liquidity risk of the Funds, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, continuously monitors the Funds’ liquidity risk, and meets at least quarterly.

The Board met to review the LRMP pursuant to Rule 22e-4 and at such meeting the Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2018 through November 30, 2019 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Report concluded during the Review Period that the Trust’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFSAR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date:	September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:	September 28, 2020

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:	September 28, 2020